As filed with the Securities and Exchange Commission on February 15, 2017

Securities Act File No. 333-215497

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. 1

Post-Effective Amendment No. [ ]

MAINSTAY FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

51 Madison Avenue, New York, New York 10010

(Address of Principal Executive Offices) (Zip Code)

(800) 624-6782

(Registrant’s Area Code and Telephone Number)

J. Kevin Gao, Esq.

MainStay Funds Trust

30 Hudson Street

Jersey City, New Jersey 07302

(Name and Address of Agent for Service)

With copies to:

Thomas C. Bogle, Esq.

Corey F. Rose, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until such date as the Commission, acting pursuant to said Section 8(a), may determine that the Registration Statement shall become effective.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

MainStay FuNDS TRUST

Mainstay ICAP EQUITY Fund

MAINSTAY ICAP SELECT EQUITY FUND

51 Madison Ave

New York, NEW YORK 10010

February 27, 2017

Dear Shareholder:

The Board of Trustees (the “Board”) of MainStay Funds Trust (the “Trust”) has called a Special Meeting of Shareholders (the “Special Meeting”) of the MainStay ICAP Equity Fund (“Equity Fund”) and the MainStay ICAP Select Equity Fund (“Select Equity Fund” and, together with the Equity Fund, the “Acquired Funds”), both series of MainStay Funds Trust. The Special Meeting is scheduled to begin at 9:30 a.m., Eastern time, on Friday, April 21, 2017, at the offices of New York Life Investment Management, LLC (“New York Life Investments”), 51 Madison Avenue, New York, New York 10010.

At the Special Meeting, as a shareholder of the Equity Fund and/or the Select Equity Fund, you will be asked to consider and vote upon one or more of the following proposals:

(1)	To approve an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the Equity Fund, a series of MainStay Funds Trust, by MainStay Epoch U.S. Equity Yield Fund (“Acquiring Fund”), also a series of MainStay Funds Trust (“Equity Fund Reorganization”), in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Equity Fund; and

(2)	To approve an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the Select Equity Fund, a series of MainStay Funds Trust, by the Acquiring Fund (“Select Equity Fund Reorganization”), in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Select Equity Fund; and

(3)	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The Equity Fund Reorganization and Select Equity Fund Reorganization may hereinafter be referred to collectively as the “Reorganizations.”

If the Reorganizations take place, you will become a shareholder of the Acquiring Fund. Only shareholders of the Equity Fund will vote on the Equity Fund Reorganization and only shareholders of Select Equity Fund will vote on the Select Equity Fund Reorganization. Neither the Equity Fund Reorganization nor the Select Equity Fund Reorganization is contingent on each other or any other proposal.

After considering the recommendation of New York Life Investments, the Board concluded that the Reorganization would benefit the shareholders of both the Equity Fund and the Select Equity Fund for several reasons, including: (1) the investment process and risk control measures offered by Epoch Investment Partners, Inc. (“Epoch”), the subadvisor to the Acquiring Fund, which may result in lower volatility of investor returns; and (2) the lower management fees and total expenses offered by the Acquiring Fund.

In anticipation of the Special Meeting, upon consideration of the recommendation of New York Life Investments, the Board approved the appointment of Epoch as an interim subadvisor to the Acquired Funds, effective January 9, 2017, in connection with the acquisition by Epoch of certain assets of the investment management business of Institutional Capital LLC (“ICAP”), the former subadvisor to the Acquired Funds and an affiliate of New York Life Investments. Since that date, Epoch has been managing the Acquired Funds consistent with the Funds’ principal investment strategies, but employing Epoch’s investment philosophy and process, which is different than the investment philosophy and process ICAP used as the former subadvisor to the Acquired Funds. By approving the Reorganizations, shareholders of the Acquired Funds would become shareholders of the Acquiring Fund subadvised by Epoch.

As a shareholder of the Equity Fund and/or the Select Equity Fund, you are being asked to consider and vote on an Agreement and Plan of Reorganization with respect to the applicable Acquired Fund(s). The accompanying materials describe the proposed transactions and compare the strategies and expenses of the Funds for your evaluation.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed. Your vote is very important to us, regardless of the number of shares of the Equity Fund and/or the Select Equity Fund you own. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. You may cast your vote simply by completing, signing and returning the enclosed proxy card by mail in the postage-paid envelope provided or by following the instructions on the voting instruction card for voting your proxy on the Internet or by touch-tone telephone. If you have any questions before you vote, please contact us by calling toll-free 800-MAINSTAY (624-6782). It is important that your vote be received no later than the time of the Special Meeting on Friday, April 21, 2017.

We appreciate your continued support and confidence in the MainStay Funds. If you have any questions, please contact us by calling toll-free 800-MAINSTAY (624-6782).

Sincerely,

/s/ Stephen P. Fisher

Stephen P. Fisher
President

MainStay Funds Trust

MainStay FUNDS TRUST

MAINSTAY ICAP EQUITY FUND

MAINSTAY ICAP SELECT EQUITY FUND

51 MADISON AVENUE

NEW YORK, NEW YORK 10010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 21, 2017

NOTICE IS HEREBY GIVEN THAT a Special Meeting of Shareholders (“Special Meeting”) of MainStay ICAP Equity Fund (“Equity Fund”) and MainStay ICAP Select Equity Fund (“Select Equity Fund”), both a series of MainStay Funds Trust, will be held on April 21, 2017 at 9:30 a.m., Eastern time at the offices of New York Life Investment Management LLC, 51 Madison Avenue, New York, New York 10010 for the following purposes:

(1)	To approve an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the Equity Fund, a series of MainStay Funds Trust, by MainStay Epoch U.S. Equity Yield Fund (“Acquiring Fund”), also a series of MainStay Funds Trust (“Equity Fund Reorganization”), in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Equity Fund; and

(2)	To approve an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the Select Equity Fund, a series of MainStay Funds Trust, by the Acquiring Fund (“Select Equity Fund Reorganization”), in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Select Equity Fund; and

(3)	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The Equity Fund Reorganization and Select Equity Fund Reorganization may hereinafter be referred to each as a “Reorganization” and collectively as the “Reorganizations.”

If the Reorganizations take place, you will become a shareholder of the Acquiring Fund. Only shareholders of the Equity Fund will vote on the Equity Fund Reorganization and only shareholders of Select Equity Fund will vote on the Select Equity Fund Reorganization. Neither the Equity Fund Reorganization nor the Select Equity Fund Reorganization is contingent on each other or any other proposal.

The Board of Trustees of MainStay Funds Trust has fixed the close of business on February 10, 2017 as the record date for determination of shareholders of the Equity Fund or the Select Equity Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

Your vote is important regardless of the size of your holdings in the Equity Fund and/or the Select Equity Fund. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. You may also vote by Internet or by telephone; please see page Q-4 of the enclosed Proxy Statement/Prospectus for details. If you vote by proxy and then desire to change your vote or vote in person, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Proxy Statement/Prospectus entitled “Voting Information” for more information.

By Order of the Board of Trustees,

/s/ J. Kevin Gao

J. Kevin Gao

Chief Legal Officer and Secretary

QUESTIONS AND ANSWERS RELATING TO THE REORGANIZATIONS

We recommend that you read the complete Proxy Statement/Prospectus. However, we thought it would be helpful to provide brief answers to some questions concerning the proposals.

Q. Why is a shareholder meeting being held?

A. You are being asked to consider and approve the proposed reorganizations (each a “Reorganization,” collectively the “Reorganizations”) of MainStay ICAP Equity Fund (“Equity Fund”), and MainStay ICAP Select Equity Fund (“Select Equity Fund”), each a series of MainStay Funds Trust (together, the “Acquired Funds”), into MainStay Epoch U.S. Equity Yield Fund (“Acquiring Fund”) (together, the “Funds”).

As described more fully in the Proxy Statement/Prospectus, the Acquiring Fund is also a series of MainStay Funds Trust (the “Trust”) with a similar investment objective and strategies to the Equity Fund and the Select Equity Fund. The Acquiring Fund would be the accounting and performance survivor of each respective Reorganization.

Q. How will the Reorganizations affect me?

A. If shareholders approve the Reorganizations, all of the assets and liabilities of the Equity Fund and the Select Equity Fund will be combined with those of the Acquiring Fund, and you will become a shareholder of the Acquiring Fund. You will receive shares of the Acquiring Fund having the same aggregate net asset value of your shares of the Equity Fund or Select Equity Fund immediately prior to the Reorganization.

Q. Are there differences between the Funds?

A. As described in the Proxy Statement/Prospectus, the Funds are all value-oriented U.S. equity funds, although the Acquiring Fund and the Acquired Funds have different principal investment strategies. The Funds share the same benchmark, the Russell 1000 Value Index and also have the same fundamental investment restrictions. However the Acquiring Fund has a different non-fundamental investment restriction than the Acquired Funds. The Acquiring Fund has a non-fundamental restriction to invest, under normal circumstances, at least 80% of its assets in equity securities of dividend-paying U.S. companies across all market capitalizations. The Acquired Funds each have a non-fundamental investment restriction to invest, under normal circumstances, at least 80% of their assets in common stocks and other equity securities. Shareholders of each of the Funds have approved the operation of their respective Fund pursuant to an exemptive order that permits New York Life Investments, subject to Board approval, including a majority of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (“Independent Trustees”), to hire and to modify any existing or future subadvisory agreement with unaffiliated subadvisors without shareholder approval.

There are several important differences between each Acquired Fund and the Acquiring Fund, which are described in more detail in the Proxy Statement/Prospectus. The Acquired Funds invest primarily in U.S. dollar-denominated equity securities of U.S. and foreign companies with market capitalizations (at the time of investment) of at least $3 billion. The Acquired Funds seek to achieve a total return greater than the Russell 1000® Value Index over longer periods of time and indices comprised of value-oriented stocks over shorter periods of time. Under normal circumstances, the Acquired Funds will invest at least 80% of their assets (net assets plus any borrowings for investment purposes) in common stocks and other equity securities. Other equity securities may include American Depositary Receipts, warrants, real estate investment trusts, preferred stocks and other securities convertible or exchangeable into common stock. The Acquired Funds intend to be virtually fully invested in equity securities at all times. The Equity Fund typically holds between 40 and 50 securities, while the Select Equity Fund typically holds between 25 and 30 securities.

The Acquiring Fund generally invests in a diversified portfolio consisting of equity securities of U.S. companies that have a history of attractive dividend yields and positive growth in operating cash flow. Under normal circumstances, the Acquiring Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of dividend-paying U.S. companies across all market capitalizations. Generally, the Acquiring Fund considers U.S. companies to be companies organized in the U.S. that trade primarily in U.S. securities markets. The Acquiring Fund may invest up to 15% of its net assets in securities of foreign companies. Generally, the Acquiring Fund considers foreign companies to be companies organized outside the U.S. and that trade primarily in non-U.S. securities markets.

Due to Board approval of an interim subadvisory agreement with Epoch Investment Partners, Inc. (“Epoch”) for the Equity Fund and Select Equity Fund, Epoch acts as subadvisor to each Fund.

Q. What is the Interim Subadvisory Agreement and how are the Acquired Funds being managed in the interim period?

A. Upon consideration of the recommendation of New York Life Investments, the Board approved the appointment of Epoch as an interim subadvisor to the Acquired Funds pursuant to an Interim Subadvisory Agreement in connection with the acquisition by Epoch of certain assets of the investment management business of Institutional Capital LLC (“ICAP”), the former subadvisor to the Acquired Funds and an affiliate of New York Life Investments, and specifically in anticipation of seeking shareholder approval for the respective Reorganizations. The Interim Subadvisory Agreement will expire upon the 150th day after January 9, 2017 (the date of its effectiveness) or upon the closing of the Reorganizations.

The material terms of the Interim Subadvisory Agreement are substantially identical to the terms of the prior subadvisory agreement with ICAP, except with respect to the term of the agreement, termination provisions and the escrow arrangements discussed below. The Interim Subadvisory Agreement may be terminated at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of the Fund, upon ten (10) days’ written notice to the subadvisor. Under the Interim Subadvisory Agreement, compensation earned by the subadvisor will be held in an interest-bearing escrow account.

During this interim period, Epoch is managing the Acquired Funds pursuant to their principal investment strategies, but is employing its own investment philosophy and process, which is different from the investment philosophy and process ICAP employed as the former subadvisor to the Acquired Funds. ICAP’s investment process sought to identify stocks of domestic and foreign large capitalization companies that ICAP believed to offer the best values and sought to avoid companies that were exhibiting excessive deterioration in earnings trends. ICAP also considered the dividend yield as a component of total returns when evaluating the attractiveness of a security and focused on certain key investment variables that ICAP believed could potentially impact the security’s market value. In contrast, for the Acquired Funds, and also for the Acquiring Fund, Epoch uses a bottom-up process seeking to build a diversified portfolio of U.S. equity securities with a history of attractive dividend yields and positive growth in free cash flow. Through diversification and by limiting the income and free-cash-flow growth contribution per security, the portfolio management team seeks to cushion the portfolio from the negative impact of unforeseen events related to a particular stock or market segment.

As noted above, although Epoch started managing all the Funds in accordance with its investment philosophy and process on January 9, 2017, the Funds have different principal investment strategies.

Q. What are the potential benefits from the Reorganizations?

A. Shareholders of the Acquired Funds will benefit from the lower management fee and the lower operating expenses offered by the Acquiring Fund. Shareholders of the Acquired Funds may also benefit from Epoch’s portfolio construction and risk management processes. Shareholders of the Acquiring Fund are expected to benefit from a reduction in total and net operating expenses as a result of the Reorganizations. In addition, the Reorganizations may reduce the volatility of returns for shareholders because the Acquiring Fund maintains a substantially more diversified portfolio than the Acquired Funds.

Q. How will the Reorganizations affect shareholder fees and expenses?

A. The proposals would benefit the Acquired Funds’ shareholders given a reduction in management fees and total operating expenses across each share class. The reduced management fees for Acquired Fund shareholders would become effective at the closing of the Reorganization(s). In addition to the reduction in management fees, the Board approved the expansion of the management fee breakpoint schedule for the Acquiring Fund upon the closing of the Reorganization(s). If approved by Shareholders, each Reorganization would likewise benefit shareholders of the Acquiring Fund, which would achieve greater scale and likely experience reduced operating expenses across all share classes. Please see “Comparison of Fees and Expenses” for more information.

Q. Who will bear the expenses of the Reorganizations and related costs?

A. The costs of the Reorganizations will be borne by New York Life Investment Management LLC (“NYLIM” or “New York Life Investments”), each Fund’s investment adviser, and Epoch. NYLIM will bear the direct costs of each Reorganization associated with the ongoing repositioning, which include brokerage commissions, transaction charges and related fees charged to the Funds. These costs are estimated to be $240,000. Epoch will bear the costs of the proxy solicitation related to each Reorganization. These direct costs are estimated to be $640,000.

In connection with the appointment of Epoch as interim subadvisor to both Acquired Funds, the Acquired Funds are expected to undergo portfolio turnover before the Shareholder Meeting. It is also anticipated that the Acquired Funds would undergo additional portfolio turnover specifically in preparation for, or in anticipation of, the Reorganizations. It is expected that 88% of the Equity Fund’s portfolio and 91% of the Select Equity Fund’s portfolio will be sold in connection with the appointment of Epoch as interim subadvisor. Portfolio turnover in connection with the appointment of Epoch as interim subadvisor and portfolio turnover in anticipation of the Reorganizations would result in brokerage fees or other costs, which would be borne by New York Life Investments. These costs are estimated to be $68,000 and $168,000 for the Equity Fund and the Select Equity Fund, respectively.

Q. Will the Reorganization create a taxable event?

A. It is anticipated that each Reorganization will qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither the Acquired Funds, the Acquiring Fund, nor their respective shareholders are expected to recognize any gain or loss for Federal income tax purposes from the transactions contemplated by the Reorganization Agreements.

However, any securities transactions conducted in advance of the Reorganizations to align the portfolio holdings of each Acquired Fund with those of the Acquiring Fund may generate capital gains for the Acquired Funds, as applicable, based on market prices of the securities sold as of the date of the Proxy Statement/Prospectus. Any net capital gains in excess of capital loss carryforwards, to the extent available, would be distributed to shareholders of the Acquired Funds, as applicable, in advance of the Reorganizations. The estimated amount of distributable capital gains assuming all securities are sold is

$69 million ($4.94 per share), or approximately 12% of net assets of the Equity Fund as of January 31, 2017, and $134 million ($3.49 per share), or approximately 9% of net assets of the Select Equity Fund as of January 31, 2017. For more information regarding the tax treatment of capital gains distributions, please see “Understand the Tax Consequences” in Appendix D to the Proxy Statement/Prospectus. In addition, you should seek the advice of a tax advisor to determine how this distribution will impact your individual tax situation.

Q. Has the Board approved the Reorganizations?

A. Yes. After careful consideration, the Board unanimously approved the proposals and recommends that you vote FOR the proposal or proposals applicable to you.

Q. How can I vote?

A. You can vote:

•	By internet: log on to the website listed on your proxy card and follow the on-screen instructions.

•	By mail: complete and return your proxy card in the enclosed pre-addressed postage-paid envelope.

•	By telephone: call the toll-free number listed on your proxy card and follow the recorded instructions.

Please vote as soon as possible.

Q. Whom do I contact if I have questions or need additional information?

A. If you have any questions or need additional information, please contact us by calling toll-free 800-MAINSTAY (624-6782).

The Proxy Statement for this meeting is available at: proxyonline.com/docs/mainstayICAP.pdf

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

2.	JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

REGISTRATION VALID

CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe
(3) ABC Corp. c/o John Doe	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe

PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 01/01/01	Jane B. Doe, Trustee u/t/d/ 01/01/01

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o	John B. Smith, Custodian f/b/o
John B. Smith, Jr. UGMA/UTMA	John B. Smith, Jr. UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor Estate of
John B. Smith

Please choose one of the following options to vote your shares:

•	AUTHORIZE YOUR PROXY THROUGH THE INTERNET. You may authorize your proxy by logging into the Internet site indicated on your proxy card and following the instructions on the website. In order to log on, you will need the control number found on your proxy card.

•	AUTHORIZE YOUR PROXY BY TELEPHONE. You may authorize your proxy by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.

•	VOTE BY MAIL. You may cast your vote by signing, dating, and mailing the enclosed proxy card in the postage-paid envelope provided.

•	VOTE IN PERSON AT THE SPECIAL MEETING.

Combined PROXY Statement/Prospectus

February 27, 2017

PROXY STATEMENT FOR

MAINSTAY ICAP EQUITY FUND

MAINSTAY ICAP SELECT EQUITY FUND

(each, a series of MainStay Funds Trust)

51 Madison Ave

New York, New York 10010

(212) 576-7000

PROSPECTUS FOR MAINSTAY EPOCH U.S. EQUITY YIELD FUND

(a series of MainStay Funds Trust)

51 Madison Ave

New York, New York 10010

(212) 576-7000

This Proxy Statement/Prospectus (“Proxy Statement”) is being furnished in connection with a solicitation of proxy made by, and on behalf of, the Board of Trustees of MainStay Funds Trust (“Board”), in connection with the Special Meeting of Shareholders (“Special Meeting”) of MainStay ICAP Equity Fund (“Equity Fund”) and Mainstay ICAP Select Equity Fund (“Select Equity Fund”). The Special Meeting will be held on April 21, 2017, at 9:30 a.m. Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments”), 51 Madison Avenue, New York, New York 10010.

Shareholders of record of the Equity and Select Equity Funds at the close of business on February 10, 2017 (“Record Date”) are entitled to notice of, and to vote at the Special Meeting or any adjournments or postponements thereof. This Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of the Equity or Select Equity Funds on or about February 27, 2017.

At the Special Meeting, shareholders will be asked to consider and act upon the following proposals:

(1)	To approve an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the Equity Fund, a series of MainStay Funds Trust, by MainStay Epoch U.S. Equity Yield Fund (“Acquiring Fund”), also a series of MainStay Funds Trust (“Equity Fund Reorganization”), in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Equity Fund; and

(2)	To approve an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the Select Equity Fund, a series of MainStay Funds Trust, by the Acquiring Fund (“Select Equity Fund Reorganization”), in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Select Equity Fund; and

(3)	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The Equity Fund Reorganization and Select Equity Fund Reorganization may hereinafter be referred to each as a “Reorganization” and collectively as the “Reorganizations.”

Only shareholders of the Equity Fund will vote on the Equity Fund Reorganization and only shareholders of Select Equity Fund will vote on the Select Equity Fund Reorganization. Neither the Equity Fund Reorganization nor the Select Equity Fund Reorganization is contingent on each other or any other proposal.

Although there are similarities between the Equity Fund, Select Equity Fund, and the Acquiring Fund, there are also important differences in the principal investment strategies and principal risks. Additionally, the Equity Fund, Select Equity Fund, and the Acquiring Fund have different non-fundamental investment restrictions. For more information, see “Comparison of the Funds” in this Proxy Statement/Prospectus.

Under each of the proposed Reorganizations, each shareholder of the Equity Fund or the Select Equity Fund would be entitled to receive shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Equity Fund or the Select Equity Fund held by that shareholder as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 pm New York time, on the closing day of the Reorganizations. You are being asked to approve the Reorganization Agreement(s) pursuant to which the Reorganization transaction(s) would be accomplished. This Proxy Statement sets forth concisely the information shareholders of the Equity Fund and the Select Equity Fund should know before voting on the Reorganization(s), and constitutes an offering of the shares of the Acquiring Fund being issued in the Reorganization(s). Please read it carefully and retain it for future reference.

The following documents containing additional information about the Equity Fund, Select Equity Fund, and the Acquiring Fund, each having been filed with the Securities and Exchange Commission (“SEC”), are incorporated by reference into (legally considered to be part of) this Proxy Statement:

•	Prospectus for the Equity Fund and Select Equity Fund, dated February 29, 2016, as supplemented; (Accession Number 0001193125-16-483040);
•	Prospectus for the Acquiring Fund, dated February 29, 2016, as supplemented (with respect to Share Classes A, Investor, C and I); (Accession Number 0001193125-16-483040);
•	Statement of Additional Information of the Equity Fund and Select Equity Fund, dated February 29, 2016, as amended September 22, 2016; (Accession Number 0001144204-16-124878);
•	Statement of Additional Information of the Acquiring Fund, dated February 29, 2016, as amended September 22, 2016 (with respect to Share Classes A, Investor, C and I); (Accession Number 0001144204-16-124878);
•	Prospectus for the Acquiring Fund, dated February 13, 2017, as supplemented (with respect to Share Classes B, R1, R2, R3 and R6); (Accession Number 0001144204-17-007582);
•	Statement of Additional Information of the Acquiring Fund, dated February 13, 2017, as supplemented (with respect to Share Classes B, R1, R2, R3 and R6); (Accession Number 0001144204-17-007582);
•	Statement of Additional Information dated February 27, 2017, related to this Proxy Statement;
•	Annual Reports to shareholders of the Equity Fund, Select Equity Fund and Acquiring Fund for the fiscal year ended October 31, 2016; (Accession Number 0001193125-17-004188); and
•	Semi Annual Reports to shareholders of the Equity Fund, Select Equity Fund and Acquiring Fund for the period April 30, 2016; (Accession Number 0001193125-16-644118).

Except as otherwise described herein, the policies and procedures set forth under the “Shareholder Guide” in the Acquiring Fund’s Prospectus will apply to the shares issued by the Acquiring Fund in connection with the Reorganizations. The Funds are subject to the informational requirements of the Securities

Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (“1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

Additional copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge:

By Phone:	800-MAINSTAY (624-6782)
By Mail:	NYLIFE Distributors LLC: Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, New Jersey 07302.
By Internet:	www.mainstayinvestments.com.

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549.
By Phone:	(202) 551-8090
By mail:	Public Reference Section
Office of Consumer Affairs and Information Services
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549 (duplicating fee required)
By e-mail:	publicinfo@sec.gov (duplicating fee required)
By internet:	www.sec.gov

The Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus. Shareholders should read the entire Proxy Statement/Prospectus carefully.

The Equity Fund, Select Equity Fund (together, the “Acquired Funds”) and the Acquiring Fund are each open-end, management investment companies registered with the SEC. Each Fund is a series of MainStay Funds Trust, which is organized as a statutory trust under the laws of the State of Delaware.

New York Life Investments serves as the investment manager of each of the Funds. Epoch Investment Partners, Inc. (“Epoch”) serves as the subadvisor of each Fund. On January 9, 2017, Epoch replaced Institutional Capital LLC (“ICAP”), an affiliate of New York Life Investments, as the subadvisor of the Equity Fund and the Select Equity Fund, pursuant to approval by the Board of Trustees of the Equity Fund and the Select Equity Fund of an interim subadvisory agreement with Epoch with respect to the Acquired Funds in connection with Epoch’s acquisition of certain assets of ICAP’s investment management business and specifically in anticipation of seeking shareholder approval for the respective Reorganizations.

The Reorganizations

The Board, including a majority of the Independent Trustees, has approved each Reorganization.

Subject to shareholder approval, the Reorganization for the Equity Fund provides for:

•	the transfer of all of the assets of the Equity Fund to the Acquiring Fund, in exchange for shares of the Acquiring Fund;
•	the assumption by the Acquiring Fund of all of the liabilities of the Equity Fund;
•	the distribution of shares of the Acquiring Fund to the shareholders of the Equity Fund; and
•	the complete liquidation of the Equity Fund.

Subject to shareholder approval, the Reorganization for the Select Equity Fund provides for:

•	the transfer of all of the assets of the Select Equity Fund to the Acquiring Fund, in exchange for shares of the Acquiring Fund;
•	the assumption by the Acquiring Fund of all of the liabilities of the Select Equity Fund;
•	the distribution of shares of the Acquiring Fund to the shareholders of the Select Equity Fund; and
•	the complete liquidation of the Select Equity Fund.

The Reorganizations are expected to take place on or about May 8, 2017. The Acquiring Fund will be the accounting survivor of the Reorganizations.

Background and Reasons for the Reorganizations

In recent years, the Acquired Funds have both experienced performance challenges. New York Life Investments worked with the prior subadvisor of the funds, ICAP, to address these performance challenges; however, despite these efforts, the Equity and Select Equity Funds’ performance did not sufficiently or consistently improve. As a result, on January 6, 2017, the Board approved the termination of each Acquired Fund’s subadvisory agreement with ICAP and approved an Interim Subadvisory Agreement between the Acquired Funds and Epoch, which took effect on January 9, 2017.

New York Life Investments believes that the reorganization of each Acquired Fund into and with the Acquiring Fund will further benefit shareholders of the Acquired Funds through, among other things, opportunities to deliver potentially improved long-term risk-adjusted returns. Although the principal investment strategies of each Acquired Fund are different than the Acquiring Fund, New York Life Investments believes that the shareholders of each Acquired Fund will continue to obtain exposure to a U.S. large cap value strategy while also benefitting from the Acquiring Funds’ lower management fees and lower net operating expenses.

New York Life Investments also believes that the shareholders of the Acquired Funds and the Acquiring Fund may, in the future, benefit from the potential operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in each Reorganization rather than continuing to operate the Funds separately.

Asset Purchase Agreement among Epoch, ICAP and New York Life Investment Management Holdings LLC

Epoch, ICAP and New York Life Investment Management Holdings LLC, the parent company of ICAP and New York Life Investments, have entered into an asset purchase agreement (the “Asset Purchase Agreement”), pursuant to which Epoch acquired certain assets of ICAP’s investment management business. Pursuant to the Asset Purchase Agreement, Epoch acquired these assets and assumed certain liabilities of ICAP associated with the acquired assets and paid a purchase price on the closing date of the Asset Purchase Agreement. The Asset Purchase Agreement provides, among other things, for New York Life Investments to recommend to the Board: (1) the appointment Epoch as interim subadvisor to the Equity Fund and Select Equity Fund and (2) the Reorganizations.

As set forth in the Asset Purchase Agreement, Epoch and New York Life Investments intend to maintain an ongoing relationship between the parties with regard to the Funds wherein, among other things, New York Life Investments agrees to recommend to the Board that Epoch continue to serve as subadvisor for the Acquiring Fund for the five years following the closing date of the Asset Purchase Agreement, subject to Board approval and other conditions, insofar as such recommendation is consistent with New York Life Investments’ fiduciary duties.

Interim Subadvisory Agreement

The material terms of the Interim Subadvisory Agreement are substantially identical to the terms of the prior subadvisory agreement with ICAP, except with respect to the term of the agreement, termination provisions and the escrow arrangements discussed below. The Interim Subadvisory Agreement may be terminated at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of the Fund, upon ten (10) days’ written notice to Epoch. Under the Interim Subadvisory Agreement, compensation earned by Epoch will be held in an interest-bearing escrow account.

Board Considerations

The Board considered the Reorganization proposals at meetings held on January 3 and 6, 2017, and the entire Board, including the Independent Trustees conferring among themselves separately, approved the Reorganizations. In approving the Reorganizations, the Board, including the Independent Trustees, determined that participation in the Reorganization is in the best interests of each of the Acquired Funds. The determination to approve the proposals was made by each individual Board member after consideration of all of the factors taken as a whole, although individual Board members may have placed different weights on various factors and assigned different degrees of materiality to various conclusions.

In the case of the Reorganization of the Equity Fund, the factors considered by the Board with regard to the Reorganization included, but were not limited to, the following:

•	The Funds are both managed by New York Life Investments.
•	The Funds are both subadvised by Epoch (since January 9, 2017 with respect to the Equity Fund).
•	Although past performance is not a guarantee of future results, the Acquiring Fund outperformed the Equity Fund over the 1-year, 5-year and life of fund periods ending December 31, 2016, and for calendar years 2013 and 2014, with lower volatility of returns than the Equity Fund, although the Board recognized that the Acquiring Fund is significantly smaller in size than the Equity Fund, the Select Equity Fund, and the anticipated size of the combined Fund following one or both Reorganizations.
•	New York Life Investments’ representation that the investment process and risk control measures offered by Epoch to the Acquiring Fund may result in lower volatility of investor returns.
•	Shareholders of the Equity Fund will also benefit from the Acquiring Fund’s lower management fee as compared to the Equity Fund.
•	New York Life Investments’ representation that shareholders of both Funds are expected to benefit from the opportunity to participate in a larger combined fund, including lower operating expenses upon the Reorganization and potentially over time resulting from fixed costs being spread over a larger asset base.
•	Equity Fund shareholders will not pay any sales charges in connection with the Reorganization.
•	The direct costs of the Reorganization, including brokerage costs, will be borne by New York Life Investments or Epoch, and not by any participating Fund.
•	The Board considered the potential conflict of interest on the part of New York Life Investments associated with the Asset Purchase Agreement, including that ICAP, an affiliate of New York Life Investments, received compensation in connection with the Agreement. Additionally, the Board considered that New York Life Investments agreed to recommend to the Board that Epoch continue to serve as subadvisor for the Fund for the five years following the closing date of the Asset Purchase Agreement, subject to Board approval and other conditions, insofar as such recommendation is consistent with New York Life Investments’ fiduciary duties. The Board noted that any recommendation from New York Life Investments would be subject to New York Life Investments’ fiduciary duties to the Funds. Additionally, the Board considered that it would have no obligation to approve any such recommendation from New York Life Investments.
•	The Board considered that shareholders may benefit from Epoch’s portfolio construction and risk management processes.
•	The Board took into consideration New York Life Investments’ representation that the Reorganization is expected to be a tax-free transaction. Accordingly, there is expected to be no gain or loss recognized by the Equity Fund, the Acquiring Fund, or their respective shareholders for federal income tax purposes as a result of the Reorganization although, as discussed below and in “Will the Reorganization create a taxable event?” and Appendix D, there may be capital gains generated prior to or following the Reorganization.
•	The Board considered that any portfolio turnover that takes place prior and due to the Reorganization would generate direct transaction costs, such as brokerage fees or other costs that would be borne by New York Life Investments. The Board further considered that any securities transactions conducted in advance of the Reorganization to align the portfolio holdings of each Equity Fund with those of the Acquiring Fund may generate capital gains for the Equity Fund. The Board noted that the Equity Fund would distribute these capital gains to its shareholders, net of any available net capital loss carryforward, prior to the Reorganization along with all investment company taxable income, and net realized capital gains not previously distributed to shareholders. Such distributions of investment company taxable income and net realized capital gains generally will be taxable to shareholders who are not in a tax-qualified plan.
•	The Board considered that any portfolio turnover that takes place after the Reorganization would generate transaction costs and other expenses that would be borne by the Acquiring Fund, although the Board noted New York Life Investments’ belief that this would not be likely to be significant. The Board observed that any such portfolio turnover would be in addition to the portfolio turnover that would be experienced by the Funds in connection with normal investment operations and redemption activity. The Board further observed that any securities transactions conducted after the Reorganization may result in capital gains for the Acquiring Fund.
•	The Board took into consideration representations from New York Life Investments and Epoch that they would seek to institute measures intended to minimize transition costs incurred by the Funds in connection with the Reorganization. The Board also considered potential tax consequences of the Repositioning for shareholders, including that the Repositioning may generate capital gains. The Board also considered Epoch and New York Life Investments’ representation to take steps intended to minimize adverse tax consequences for shareholders.
•	The aggregate net asset value of the shares that shareholders of the Equity Fund will receive in the Reorganization is expected to equal the aggregate net asset value of the shares that shareholders of the Equity Fund own immediately prior to the Reorganization, and that shareholders of the Equity Fund will not be diluted as a result of the Reorganization.
•	The interests of the Funds’ shareholders will not be diluted as a result of the Reorganization because the Equity Fund shareholders will receive Acquiring Fund shares with the same aggregate net asset value as their Equity Fund shares.

The Board, including the Independent Trustees, concluded that, based upon the factors summarized above and other considerations it deemed pertinent, completion of the Reorganization with respect to the Equity Fund is advisable and in the best interests of the Equity Fund and the Acquiring Fund and that the interests of the shareholders of the Equity Fund and the Acquiring Fund would not be diluted as a result of the Reorganization.

In the case of the Reorganization of the Select Equity Fund, the factors considered by the Board with regard to the Reorganization included, but were not limited to, the following:

•	The Funds are both managed by New York Life Investments.
•	The Funds are both subadvised by Epoch (since January 9, 2017 with respect to the Select Equity Fund).
•	Although past performance is not a guarantee of future results, the Acquiring Fund outperformed the Select Equity Fund over the 1-year, 5-year and life of fund periods ending December 31, 2016, and for calendar years 2011, 2013, 2014 and 2015, with lower volatility of returns than the Select Equity Fund, although the Board recognized that the Acquiring Fund is significantly smaller in size than the Select Equity Fund, the Equity Fund, and the anticipated size of the combined Fund following one or both Reorganizations.
•	New York Life Investments’ representation that the investment process and risk control measures offered by Epoch to the Acquiring Fund may result in lower volatility of investor returns.
•	Shareholders of the Select Equity Fund will also benefit from the Acquiring Fund’s lower management fee as compared to the Select Equity Fund.
•	New York Life Investments’ representation that shareholders of both Funds are expected to benefit from the opportunity to participate in a larger combined fund, including lower operating expenses upon the Reorganization and potentially over time resulting from fixed costs being spread over a larger asset base.
•	Select Equity Fund shareholders will not pay any sales charges in connection with the Reorganization.
•	The direct costs of the Reorganization, including brokerage costs, will be borne by New York Life Investments or Epoch, and not by any participating Fund.
•	The Board considered the potential conflict of interest on the part of New York Life Investments associated with the Asset Purchase Agreement, including that ICAP, an affiliate of New York Life Investments, received compensation in connection with the Agreement. Additionally, the Board considered that New York Life Investments agreed to recommend to the Board that Epoch continue to serve as subadvisor for the Fund for the five years following the closing date of the Asset Purchase Agreement, subject to Board approval and other conditions, insofar as such recommendation is consistent with New York Life Investments’ fiduciary duties. The Board noted that any recommendation from New York Life Investments would be subject to New York Life Investments’ fiduciary duties to the Funds. Additionally, the Board considered that it would have no obligation to approve any such recommendation from New York Life Investments;
•	The Board considered that shareholders may benefit from Epoch’s portfolio construction and risk management processes.
•	The Board took into consideration New York Life Investments’ representation that the Reorganization is expected to be a tax-free transaction. Accordingly, there is expected to be no gain or loss recognized by the Select Equity Fund, the Acquiring Fund, or their respective shareholders for federal income tax purposes as a result of the Reorganization although, as discussed below and in “Will the Reorganization create a taxable event?” and Appendix D, there may be capital gains generated prior to or following the Reorganization.
•	The Board considered that any portfolio turnover that takes place prior and due to the Reorganization would generate direct transaction costs, such as brokerage fees or other costs that would be borne by New York Life Investments. The Board further considered that any securities transactions conducted in advance of the Reorganization to align the portfolio holdings of each Select Equity Fund with those of the Acquiring Fund may generate capital gains for the Select Equity Fund. The Board noted that the Select Equity Fund would distribute these capital gains to its shareholders, net of any available net capital loss carryforward, prior to the Reorganization along with all investment company taxable income, and net realized capital gains not previously distributed to shareholders. Such distributions of investment company taxable income and net realized capital gains generally will be taxable to shareholders who are not in a tax-qualified plan.
•	The Board considered that any portfolio turnover that takes place after the Reorganization would generate transaction costs and other expenses that would be borne by the Acquiring Fund, although the Board noted New York Life Investments’ belief that this would not be likely to be significant. The Board observed that any such portfolio turnover would be in addition to the portfolio turnover that would be experienced by the Funds in connection with normal investment operations and redemption activity. The Board further observed that any securities transactions conducted after the Reorganization may result in capital gains for the Acquiring Fund.
•	The Board took into consideration representations from New York Life Investments and Epoch that they would seek to institute measures intended to minimize transition costs incurred by the Funds in connection with the Reorganization. The Board also considered potential tax consequences of the Repositioning for shareholders, including that the Repositioning may generate capital gains. The Board also considered Epoch and New York Life Investments’ representation to take steps intended to minimize adverse tax consequences for shareholders.
•	The aggregate net asset value of the shares that shareholders of the Select Equity Fund will receive in the Reorganization is expected to equal the aggregate net asset value of the shares that shareholders of the Select Equity Fund own immediately prior to the Reorganization, and that shareholders of the Select Equity Fund will not be diluted as a result of the Reorganization.
•	The interests of the Funds’ shareholders will not be diluted as a result of the Reorganization because the Select Equity Fund shareholders will receive Acquiring Fund shares with the same aggregate net asset value as their Select Equity Fund shares.

The Board, including the Independent Trustees, concluded that, based upon the factors summarized above and other considerations it deemed pertinent, completion of the Reorganization with respect to the Select Equity Fund is advisable and in the best interests of the Select Equity Fund and the Acquiring Fund and that the interests of the shareholders of the Select Equity Fund and the Acquiring Fund would not be diluted as a result of the Reorganization.

BOARD RECOMMENDATION

The Board recommends that you vote FOR each Reorganization.

PROPOSAL ONE

To approve an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the MainStay ICAP Equity Fund, a series of MainStay Funds Trust, by MainStay Epoch U.S. Equity Yield Fund, also a series of MainStay Funds Trust, in exchange for shares of the MainStay Epoch U.S. Equity Yield Fund, followed by the complete liquidation of the MainStay ICAP Equity Fund.

Only shareholders of the Equity Fund will vote on Proposal One.

Comparison of The EQUITY Fund AND THE ACQUIRING FUND

Comparison of Investment Objectives and Principal Investment Strategies

The following table shows the investment objectives of each Fund:

	Equity Fund	Acquiring Fund
Investment Objective	The Fund seeks total return.	The Fund seeks current income and capital appreciation.

The table below compares the principal investment strategies of each Fund. Although Epoch employs substantially the same investment process and philosophy for both Funds, the Funds have different principal investment strategies. Among other differences, the Equity Fund typically invests in securities of companies with market capitalizations of at least $3 billion, whereas the Acquiring Fund is not so limited. In addition, the Equity Fund typically invests in securities of U.S. and foreign companies, whereas the Acquiring Fund typically invests in securities of U.S. companies. The Acquiring Fund also typically holds securities of more companies than the Equity Fund, and generally favors companies with a history of attractive dividend yields, whereas the Equity Fund typically does not focus primarily on dividend yields.

Equity Fund	Acquiring Fund

The Fund invests primarily in U.S. dollar-denominated equity securities of U.S. and foreign companies with market capitalizations (at the time of investment) of at least $3 billion. The Fund seeks to achieve a total return greater than the Russell 1000® Value Index over longer periods of time and indices comprised of value-oriented stocks over shorter periods of time.

The Fund typically holds between 40 and 50 securities. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in common stocks and other equity securities. Other equity securities may include American Depositary Receipts, warrants, real estate investment trusts (“REITs”), preferred stocks and other securities convertible or exchangeable into common stock. The Fund intends to be virtually fully invested in equity securities at all times.

The Fund generally invests in a diversified portfolio consisting of equity securities of U.S. companies that have a history of attractive dividend yields and positive growth in operating cash flow. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of dividend-paying U.S. companies across all market capitalizations. Generally, U.S. companies are companies organized in the U.S. that trade primarily in U.S. securities markets. The Fund may invest up to 15% of its net assets in securities of foreign companies. Generally, foreign companies are companies organized outside the U.S. and that trade primarily in non-U.S. securities markets.

Equity Fund	Acquiring Fund

Investment Process: Epoch Investment Partners, Inc., the Fund’s Subadvisor, invests primarily in companies that generate increasing levels of free cash flow and have managements that allocate it effectively to create shareholder value.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

The Subadvisor seeks to find and invest in companies that meet its definition of quality-companies that are free cash flow positive or becoming free cash flow positive, that are debt free or deleveraging, and that are led by strong management.

The Subadvisor may sell or reduce a position in a security if it sees a deterioration in fundamentals or when the security is deemed less attractive relative to another security on a return/risk basis. The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize.

Investment Process. Epoch Investment Partners, Inc., the Fund’s Subadvisor, invests primarily in companies that generate increasing levels of free cash flow and have managements that allocate it effectively to create shareholder value.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

The Subadvisor seeks to find and invest in companies that meet its definition of quality-companies that are free cash flow positive or becoming free cash flow positive, that are debt free or deleveraging, and that are led by strong management. The Subadvisor evaluates whether a company has a focus on shareholder yield by analyzing the company’s existing cash dividend, the company’s share repurchase activities, and the company’s debt reduction activities as well as the likelihood of positive changes to each of these criteria, among other factors.

The Subadvisor may sell or reduce a position in a security if it sees an interruption to the dividend policy, a deterioration in fundamentals or when the security is deemed less attractive relative to another security on a return/risk basis. The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize.

Comparison of Fees and Expenses

Fees and Expenses of the Funds:

The following discussion compares the fees and expenses of the Funds before and after the Reorganization.

It is important to note that following the Reorganization, shareholders of the Equity Fund will be subject to the actual fee and expense structures of the Acquiring Fund, which may not be the same as the pro forma combined fees and expenses. Future fees and expenses may be greater or lesser than those indicated below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. The fees and expenses are shown for each class to show the pro formas if (i) only the Equity Fund Reorganization is approved, and (ii) both Reorganizations are approved.

Each Fund offers the following classes of shares: Investor Class, Class A, Class C and Class I. The Equity Fund also offers Class R1, Class R2 and Class R3 shares. In connection with the Reorganization, the Board authorized the Acquiring Fund to offer Class R1, Class R2 and Class R3 shares so that shareholders of all classes of the Equity Fund would be able to receive shares in the same share class of the Acquiring Fund upon the Reorganization.

Equity Fund Reorganization only

Class A	MainStay Epoch U.S. Equity Yield Fund	MainStay ICAP Equity Fund	MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees [2,3,4]	0.72%	0.80%	0.69%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.36%	0.09%	0.08%
Total Annual Fund Operating Expenses	1.33%	1.14%	1.02%
Waivers / Expenses[5]	(0.16)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[5]	1.17%	1.14%	1.02%
1.	No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. A CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase of such shares without an initial sales charge prior to January 1, 2017. Please see Appendix D- Shareholder Guide- Information on Sales Charges, beginning on page D-11.
2.	The management fee for the MainStay Epoch U.S. Equity Yield Fund is as follows: 0.70% on assets up to $500 million; and 0.69% on assets in excess of $500 million. Prior to March 25, 2016, the management fee for the MainStay Epoch U.S. Equity Yield Fund was as follows: 0.80% up to $500 million; and 0.79% in excess of $500 million.
3.	The management fee for the MainStay ICAP Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
4.	The pro forma management fee for the MainStay Epoch U.S. Equity Yield Fund after the Reorganization is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.
5.	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of the MainStay Epoch U.S. Equity Yield Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.14% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees. Prior to March 25, 2016, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses of the MainStay Epoch U.S. Equity Yield Fund so that Total Annual Fund Operating Expenses for Class A shares did not exceed 1.24% of its average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. That agreement expires on March 1, 2017.

Class C	MainStay Epoch U.S. Equity Yield Fund	MainStay ICAP Equity Fund	MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[1,2,3]	0.72%	0.80%	0.69%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.52%	0.32%	0.26%
Total Annual Fund Operating Expenses	2.24%	2.12%	1.95%
Waivers / Expenses[4]	(0.16)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[4]	2.08%	2.12%	1.95%
1.	The management fee for the MainStay Epoch U.S. Equity Yield Fund is as follows: 0.70% on assets up to $500 million; and 0.69% on assets in excess of $500 million. Prior to March 25, 2016, the management fee for the MainStay Epoch U.S. Equity Yield Fund was as follows: 0.80% up to $500 million; and 0.79% in excess of $500 million.
2.	The management fee for the MainStay ICAP Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
3.	The pro forma management fee for the MainStay Epoch U.S. Equity Yield Fund after the Reorganization is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.
4.	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of the MainStay Epoch U.S. Equity Yield Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.14% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees. Prior to March 25, 2016, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses of the MainStay Epoch U.S. Equity Yield Fund so that Total Annual Fund Operating Expenses for Class A shares did not exceed 1.24% of its average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. That agreement expires on March 1, 2017.

Class I	MainStay Epoch U.S. Equity Yield Fund	MainStay ICAP Equity Fund	MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[1,2,3]	0.72%	0.80%	0.69%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.32%	0.09%	0.08%
Total Annual Fund Operating Expenses	1.04%	0.89%	0.77%
Waivers / Expenses[4]	(0.15)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[4]	0.89%	0.89%	0.77%
1.	The management fee for the MainStay Epoch U.S. Equity Yield Fund is as follows: 0.70% on assets up to $500 million; and 0.69% on assets in excess of $500 million. Prior to March 25, 2016, the management fee for the MainStay Epoch U.S. Equity Yield Fund was as follows: 0.80% up to $500 million; and 0.79% in excess of $500 million.
2.	The management fee for the MainStay ICAP Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.

3.	The pro forma management fee for the MainStay Epoch U.S. Equity Yield Fund after the Reorganization is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.
4.	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of the MainStay Epoch U.S. Equity Yield Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.14% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees. Prior to March 25, 2016, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses of the MainStay Epoch U.S. Equity Yield Fund so that Total Annual Fund Operating Expenses for Class A shares did not exceed 1.24% of its average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. That agreement expires on March 1, 2017.

Investor Class	MainStay Epoch U.S. Equity Yield Fund	MainStay ICAP Equity Fund	MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[2,3,4]	0.72%	0.80%	0.69%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.54%	0.33%	0.26%
Total Annual Fund Operating Expenses	1.51%	1.38%	1.20%
Waivers / Expenses[5]	(0.16)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[5]	1.35%	1.38%	1.20%
1.	No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. A CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase of such shares without an initial sales charge prior to January 1, 2017. Please see Appendix D- Shareholder Guide- Information on Sales Charges, beginning on page D-11.
2.	The management fee for the MainStay Epoch U.S. Equity Yield Fund is as follows: 0.70% on assets up to $500 million; and 0.69% on assets in excess of $500 million. Prior to March 25, 2016, the management fee for the MainStay Epoch U.S. Equity Yield Fund was as follows: 0.80% up to $500 million; and 0.79% in excess of $500 million.
3.	The management fee for the MainStay ICAP Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
4.	The pro forma management fee for the MainStay Epoch U.S. Equity Yield Fund after the Reorganization is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.
5.	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of the MainStay Epoch U.S. Equity Yield Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.14% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees. Prior to March 25, 2016, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses of the MainStay Epoch U.S. Equity Yield Fund so that Total Annual Fund Operating Expenses for Class A shares did not exceed 1.24% of its average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. That agreement expires on March 1, 2017.

Class R1	MainStay Epoch U.S. Equity Yield Fund[1]	MainStay ICAP Equity Fund	MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	–	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	–	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[2,3]	–	0.80%	0.69%
Distribution and/or Service (12b-1) Fees	–	0.10%	0.10%
Other Expenses	–	0.09%	0.08%
Total Annual Fund Operating Expenses	–	0.99%	0.87%
1.	The Fund did not offer this class prior to February 13, 2016.
2.	The management fee for the MainStay ICAP Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
3.	The pro forma management fee for the MainStay Epoch U.S. Equity Yield Fund after the Reorganization is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.

Class R2	MainStay Epoch U.S. Equity Yield Fund[1]	MainStay ICAP Equity Fund	MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	–	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	–	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[2,3]	–	0.80%	0.69%
Distribution and/or Service (12b-1) Fees	–	0.35%	0.35%
Other Expenses	–	0.09%	0.08%
Total Annual Fund Operating Expenses	–	1.24%	1.12%
1.	The Fund did not offer this class prior to February 13, 2016.
2.	The management fee for the MainStay ICAP Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
3.	The pro forma management fee for the MainStay Epoch U.S. Equity Yield Fund after the Reorganization is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.

Class R3	MainStay Epoch U.S. Equity Yield Fund	MainStay ICAP Equity Fund	MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	–	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	–	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[2,3]	–	0.80%	0.69%
Distribution and/or Service (12b-1) Fees	–	0.60%	0.60%
Other Expenses	–	0.09%	0.08%
Total Annual Fund Operating Expenses	–	1.49%	1.37%

1.	The Fund did not offer this class prior to February 13, 2016.
2.	The management fee for the MainStay ICAP Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
3.	The pro forma management fee for the MainStay Epoch U.S. Equity Yield Fund after the Reorganization is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.

Both Reorganizations

Class A	MainStay Epoch U.S. Equity Yield Fund	MainStay ICAP Equity Fund	MainStay ICAP Select Equity Fund	MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees [2,3,4,5]	0.72%	0.80%	0.80%	0.66%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.36%	0.09%	0.20%	0.13%
Total Annual Fund Operating Expenses	1.33%	1.14%	1.25%	1.04%
Waivers / Expenses[6,7]	(0.16)%	0.00%	(0.07)%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[6,7]	1.17%	1.14%	1.18%	1.04%
1.	No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. A CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase of such shares without an initial sales charge prior to January 1, 2017. Please see Appendix D- Shareholder Guide- Information on Sales Charges, beginning on page D-11.
2.	The management fee for the MainStay Epoch U.S. Equity Yield Fund is as follows: 0.70% on assets up to $500 million; and 0.69% on assets in excess of $500 million. Prior to March 25, 2016, the management fee for the MainStay Epoch U.S. Equity Yield Fund was as follows: 0.80% up to $500 million; and 0.79% in excess of $500 million.
3.	The management fee for the MainStay ICAP Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
4.	The management fee for the MainStay ICAP Select Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
5.	The pro forma management fee for the MainStay Epoch U.S. Equity Yield Fund after the Reorganization is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.
6.	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of the MainStay Epoch U.S. Equity Yield Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.14% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees. Prior to March 25, 2016, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses of the MainStay Epoch U.S. Equity Yield Fund so that Total Annual Fund Operating Expenses for Class A shares did not exceed 1.24% of its average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. That agreement expires on March 1, 2017.
7.	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of the MainStay ICAP Select Equity Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of its average daily net assets: Class A, 1.18%. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees.

Class B	MainStay Epoch U.S. Equity Yield Fund[1]	MainStay ICAP Equity Fund[1]	MainStay ICAP Select Equity Fund	MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	–	–	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	–	–	5.00%	5.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[2,3]	–	–	0.80%	0.66%
Distribution and/or Service (12b-1) Fees	–	–	1.00%	1.00%
Other Expenses	–	–	0.34%	0.26%
Total Annual Fund Operating Expenses	–	–	2.14%	1.92%
1.	The MainStay Epoch U.S. Equity Yield Fund did not offer this class prior to February 13, 2016. The MainStay ICAP Equity Fund does not offer Class B shares.
2.	The management fee for the MainStay ICAP Select Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
3.	The pro forma management fee for the MainStay Epoch U.S. Equity Yield Fund after the Reorganization is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.

Class C	MainStay Epoch U.S. Equity Yield Fund	MainStay ICAP Equity Fund	MainStay ICAP Select Equity Fund	MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	1.00	1.00	1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[1,2,3,4]	0.72%	0.80%	0.80%	0.66%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%	1.00%
Other Expenses	0.52%	0.32%	0.34%	0.26%
Total Annual Fund Operating Expenses	2.24%	2.12%	2.14%	1.92%
Waivers / Expenses[5]	(0.16)%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[5]	2.08%	2.12%	2.14%	1.92%
1.	The management fee for the MainStay Epoch U.S. Equity Yield Fund is as follows: 0.70% on assets up to $500 million; and 0.69% on assets in excess of $500 million. Prior to March 25, 2016, the management fee for the MainStay Epoch U.S. Equity Yield Fund was as follows: 0.80% up to $500 million; and 0.79% in excess of $500 million.
2.	The management fee for the MainStay ICAP Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
3.	The management fee for the MainStay ICAP Select Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
4.	The pro forma management fee for the MainStay Epoch U.S. Equity Yield Fund after the Reorganization is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.

5.	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of the MainStay Epoch U.S. Equity Yield Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.14% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees. Prior to March 25, 2016, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses of the MainStay Epoch U.S. Equity Yield Fund so that Total Annual Fund Operating Expenses for Class A shares did not exceed 1.24% of its average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. That agreement expires on March 1, 2017.

Class I	MainStay Epoch U.S. Equity Yield Fund	MainStay ICAP Equity Fund	MainStay ICAP Select Equity Fund	MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[1,2,3,4]	0.72%	0.80%	0.80%	0.66%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.32%	0.09%	0.21%	0.13%
Total Annual Fund Operating Expenses	1.04%	0.89%	1.01%	0.79%
Waivers / Expenses[5,6]	(0.15)%	0.00%	(0.11)%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[5,6]	0.89%	0.89%	0.90%	0.79%
1.	The management fee for the MainStay Epoch U.S. Equity Yield Fund is as follows: 0.70% on assets up to $500 million; and 0.69% on assets in excess of $500 million. Prior to March 25, 2016, the management fee for the MainStay Epoch U.S. Equity Yield Fund was as follows: 0.80% up to $500 million; and 0.79% in excess of $500 million.
2.	The management fee for the MainStay ICAP Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
3.	The management fee for the MainStay ICAP Select Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
4.	The pro forma management fee for the MainStay Epoch U.S. Equity Yield Fund after the Reorganization is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.
5.	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of the MainStay Epoch U.S. Equity Yield Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.14% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees. Prior to March 25, 2016, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses of the MainStay Epoch U.S. Equity Yield Fund so that Total Annual Fund Operating Expenses for Class A shares did not exceed 1.24% of its average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. That agreement expires on March 1, 2017.
6.	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of the MainStay ICAP Select Equity Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of its average daily net assets: Class I, 0.90%. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees.

Investor Class	MainStay Epoch U.S. Equity Yield Fund	MainStay ICAP Equity Fund	MainStay ICAP Select Equity Fund	MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[2,3,4,5]	0.72%	0.80%	0.80%	0.66%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.54%	0.33%	0.34%	0.26%
Total Annual Fund Operating Expenses	1.51%	1.38%	1.39%	1.17%
Waivers / Expenses[6]	(0.16)%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[6]	1.35%	1.38%	1.39%	1.17%
1.	No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. A CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase of such shares without an initial sales charge prior to January 1, 2017. Please see Appendix D- Shareholder Guide- Information on Sales Charges, beginning on page D-11.
2.	The management fee for the MainStay Epoch U.S. Equity Yield Fund is as follows: 0.70% on assets up to $500 million; and 0.69% on assets in excess of $500 million. Prior to March 25, 2016, the management fee for the MainStay Epoch U.S. Equity Yield Fund was as follows: 0.80% up to $500 million; and 0.79% in excess of $500 million.
3.	The management fee for the MainStay ICAP Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
4.	The management fee for the MainStay ICAP Select Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
5.	The pro forma management fee for the MainStay Epoch U.S. Equity Yield Fund after the Reorganization is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.
6.	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of the MainStay Epoch U.S. Equity Yield Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.14% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees. Prior to March 25, 2016, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses of the MainStay Epoch U.S. Equity Yield Fund so that Total Annual Fund Operating Expenses for Class A shares did not exceed 1.24% of its average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. That agreement expires on March 1, 2017.

Class R1	MainStay Epoch U.S. Equity Yield Fund[1]	MainStay ICAP Equity Fund	MainStay ICAP Select Equity Fund	MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	–	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	–	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[2,3,4]	–	0.80%	0.80%	0.66%
Distribution and/or Service (12b-1) Fees	–	0.10%	0.10%	0.10%
Other Expenses	–	0.09%	0.20%	0.13%
Total Annual Fund Operating Expenses	–	0.99%	1.10%	0.89%

1.	The Fund did not offer this class prior to February 13, 2016.
2.	The management fee for the MainStay ICAP Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
3.	The management fee for the MainStay ICAP Select Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
4.	The pro forma management fee for the MainStay Epoch U.S. Equity Yield Fund after the Reorganization is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.

Class R2	MainStay Epoch U.S. Equity Yield Fund[1]	MainStay ICAP Equity Fund	MainStay ICAP Select Equity Fund	MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	–	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	–	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[2,3,4]	–	0.80%	0.80%	0.66%
Distribution and/or Service (12b-1) Fees	–	0.35%	0.35%	0.35%
Other Expenses	–	0.09%	0.20%	0.13%
Total Annual Fund Operating Expenses	–	1.24%	1.35%	1.14%
1.	The Fund did not offer this class prior to February 13, 2016.
2.	The management fee for the MainStay ICAP Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
3.	The management fee for the MainStay ICAP Select Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
4.	The pro forma management fee for the MainStay Epoch U.S. Equity Yield Fund after the Reorganization is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.

Class R3	MainStay Epoch U.S. Equity Yield Fund[1]	MainStay ICAP Equity Fund	MainStay ICAP Select Equity Fund	MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	–	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	–	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[2,3,4]	–	0.80%	0.80%	0.66%
Distribution and/or Service (12b-1) Fees	–	0.60%	0.60%	0.60%
Other Expenses	–	0.09%	0.21%	0.13%
Total Annual Fund Operating Expenses	–	1.49%	1.61%	1.39%
1.	The Fund did not offer this class prior to February 13, 2016.

2.	The management fee for the MainStay ICAP Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
3.	The management fee for the MainStay ICAP Select Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
4.	The pro forma management fee for the MainStay Epoch U.S. Equity Yield Fund after the Reorganization is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.

Class R6	MainStay Epoch U.S. Equity Yield Fund[1]	MainStay ICAP Equity Fund[1]	MainStay ICAP Select Equity Fund	MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	–	–	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	–	–	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[2,3]	–	–	0.80%	0.66%
Distribution and/or Service (12b-1) Fees	–	–	0.00%	0.00%
Other Expenses	–	–	0.03%	0.02%
Total Annual Fund Operating Expenses	–	–	0.83%	0.68%
1.	The MainStay Epoch U.S. Equity Yield Fund did not offer this class prior to February 13, 2016. The MainStay ICAP Equity Fund does not offer Class R6 shares.
2.	The management fee for the MainStay ICAP Select Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
3.	The pro forma management fee for the MainStay Epoch U.S. Equity Yield Fund after the Reorganization is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.

Example:

The Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares, as indicated below, at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. The example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your expenses would be:

MainStay Epoch U.S. Equity Yield Fund

Expenses After	Class A	Investor	Class C		Class I
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 663	$ 680	$ 211	$ 311	$ 91
3 Years	$ 933	$ 986	$ 685	$ 685	$ 316
5 Years	$ 1,224	$ 1,314	$ 1,185	$ 1,185	$ 559
10 Years	$ 2,050	$ 2,240	$ 2,562	$ 2,562	$ 1,257

MainStay ICAP Equity Fund

Expenses After	Class A	Investor	Class C		Class I	Class R1	Class R2	Class R3
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 660	$ 683	$ 215	$ 315	$ 91	$ 101	$ 126	$ 152
3 Years	$ 892	$ 963	$ 664	$ 664	$ 284	$ 315	$ 393	$ 471
5 Years	$ 1,143	$ 1,264	$ 1,139	$ 1,139	$ 493	$ 547	$ 681	$ 813
10 Years	$ 1,860	$ 2,116	$ 2,452	$ 2,452	$ 1,096	$ 1,213	$ 1,500	$ 1,779

MainStay Epoch U.S. Equity Yield Fund Pro Forma (Equity Fund and Acquiring Fund)

Expenses After	Class A	Investor	Class C		Class I	Class R1	Class R2	Class R3
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 648	$ 666	$ 198	$ 298	$ 79	$ 89	$ 114	$ 139
3 Years	$ 857	$ 910	$ 612	$ 612	$ 246	$ 278	$ 356	$ 434
5 Years	$ 1,082	$ 1,173	$ 1,052	$ 1,052	$ 428	$ 482	$ 617	$ 750
10 Years	$ 1,729	$ 1,925	$ 2,275	$ 2,275	$ 954	$ 1,073	$ 1,363	$ 1,646

MainStay Epoch U.S. Equity Yield Fund Pro Forma (Equity Fund, Select Equity Fund and Acquiring Fund)

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R1	Class R2	Class R3	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 650	$ 663	$ 195	$ 695	$ 195	$ 295	$ 81	$ 91	$ 116	$ 142	$ 69
3 Years	$ 863	$ 901	$ 603	$ 903	$ 603	$ 603	$ 252	$ 284	$ 362	$ 440	$ 218
5 Years	$ 1,092	$ 1,158	$ 1,037	$ 1,237	$ 1,037	$ 1,037	$ 439	$ 493	$ 628	$ 761	$ 379
10 Years	$ 1,751	$ 1,892	$ 2,048	$ 2,048	$ 2,243	$ 2,243	$ 978	$ 1,096	$ 1,386	$ 1,669	$ 847

Comparison of Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2016, the Equity Fund’s portfolio turnover rate was 76% while the portfolio turnover rate for the Acquiring Fund was 14%. Turnover rates may be indicative of the management approach of the Acquiring Fund and would likely continue after the Reorganization.

Comparison of Purchase, Exchange, Selling Shares and Valuation of Shares

Each Fund offers the following classes of shares: Investor Class, Class A, Class C and Class I. The Equity Fund also offers Class R1, Class R2 and Class R3 shares. In connection with the Reorganization, the Board authorized the Acquiring Fund to offer Class R1, Class R2 and Class R3 shares so that shareholders of these classes of the Equity Fund would be able to receive shares in the same share class of the Acquiring Fund.

The procedures for selling shares and valuation of shares of the Equity Fund and the Acquiring Fund are identical.

Federal Tax Consequences

As a condition to the closing of the Reorganization, the Equity Fund and Acquiring Fund will have received from Dechert LLP, legal counsel to the Funds and the Funds’ Independent Trustees, an opinion to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, no gain or loss will be recognized by the Equity Fund or the shareholders of the Equity Fund as a result of the Reorganization, and the aggregate tax basis of the Acquiring Fund shares received by each Equity Fund shareholder will be the same as the aggregate tax basis of the shares of the Equity Fund exchanged therefor.

Principal Risks

Because of their similar investment objectives and principal investment strategies, the Equity Fund and the Acquiring Fund are subject to similar principal risks associated with an investment in the relevant Fund, although there are certain differences, as shown below.

The following describes the principal risks that are common to both Funds.

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund’s investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund’s shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective if the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Selection Risk: The investments selected by the Fund’s Subadvisor may underperform the market or other investments.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers’ ability to anticipate such changes that can adversely affect the value of the Fund’s holdings. Opportunity for greater gain often comes with greater risk of loss.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund’s performance may be lower or higher than that of funds that invest in other types of equity securities.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund’s investments in foreign securities. Foreign securities may also subject the Fund’s investments to changes in currency rates. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

You will find additional descriptions of specific risks in Appendix C and in the Acquiring Fund’s prospectus which is incorporated herein by reference.

The following describes principal risks that are unique to the Equity Fund.

Mid-Cap Stock Risk: Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Concentrated Portfolio Risk: Because the Fund invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

Real Estate Investment Trust Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

The following describes a principal risk that is unique to the Acquiring Fund.

Dividend-Paying Stock Risk: The Fund’s emphasis on equity and equity-related securities that produce income or other distributions subjects the Fund to the risk that such securities may fall out of favor with investors and underperform the market. Depending upon market conditions, income producing stock that meets the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income while remaining fully diversified. Also, an issuer may reduce or eliminate its income payments or other distributions. The distributions received by the Fund may not qualify as income for Fund investors.

Small-Cap and Mid-Cap Stock Risk: Stocks of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks. Smaller capitalization companies may be more vulnerable to adverse business or market developments.

Investment Restrictions

In addition to the investment objectives and principal investment strategies described above, each Fund has adopted certain fundamental investment policies. The fundamental investment policies of each Fund are the same. Fundamental investment policies may only be changed by a vote of a Fund’s shareholders.

Material Differences in the Rights of Fund Shareholders

The Equity Fund and the Acquiring Fund are both series of MainStay Funds Trust, a Delaware statutory trust governed by a Board of Trustees with eight members. The Funds are governed by the same Declaration of Trust and By-Laws. Copies of these documents are available to shareholders without charge upon written request to the Funds.

Information About the Reorganization

The following is a summary of the material terms of the Reorganization Agreement, a copy of which is attached as Appendix A and is incorporated herein by reference.

General

Under the Reorganization Agreement, the Equity Fund will transfer its assets to the Acquiring Fund in exchange for all of the liabilities of the Equity Fund and shares of the Acquiring Fund. Shares of the Acquiring Fund issued to the Equity Fund will have an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Equity Fund’s shares outstanding as of the close of trading on the NYSE on the business day immediately prior to the Closing Date (as defined in Appendix A) of the Reorganization (“Valuation Time”). Upon receipt by the Equity Fund of the shares of the Acquiring Fund, the Equity Fund will distribute the shares to its shareholders.

The distribution of Acquiring Fund shares to Equity Fund shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of each Equity Fund shareholder and transferring to those shareholder accounts shares of the Acquiring Fund. Such newly-opened accounts on the books of the Acquiring Fund will represent the respective pro rata number of shares that the Equity Fund is to receive under the terms of the Reorganization Agreement. See “Terms of the Reorganization Agreement” below.

No sales charge or fee of any kind will be assessed to Equity Fund shareholders in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

Each Fund offers the following classes of shares: Investor Class, Class A, Class C and Class I. The Equity Fund also offers Class R1, Class R2 and Class R3 shares. The Select Equity Fund also offers Class B, Class R1, Class R2, Class R3 and Class R6 shares. In connection with the Reorganization, the Board authorized the Acquiring Fund to offer Class B, Class R1, Class R2, Class R3 and Class R6 shares so that shareholders of all classes of the Equity Fund and the Select Equity Fund would be able to receive shares in the same share class of the Acquiring Fund upon the Reorganizations. However, effective February 28, 2017, Class B shares of the MainStay Group of Funds will be closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders of the Select Equity Fund will receive Class B shares of the Acquiring Fund upon the Reorganization, but will not be able to make additional investments in Class B shares. Upon the Reorganization, Class B shareholders of the Acquiring Fund may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges.

Terms of the Reorganization Agreement

Pursuant to the Reorganization Agreement, the Acquiring Fund will acquire the assets of the Equity Fund on the Closing Date in consideration for the assumption of the liabilities of the Equity Fund and shares of the Acquiring Fund.

On the Closing Date, the Equity Fund will transfer to the Acquiring Fund its assets in exchange solely for shares of the Acquiring Fund that are equal in value to the value of the net assets of the Equity Fund transferred to the Acquiring Fund as of the Closing Date, as determined in accordance with the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the Funds, and the assumption by the Acquiring Fund of the liabilities of the Equity Fund. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, it is expected that the Equity Fund will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

The Equity Fund expects to distribute the shares of the Acquiring Fund to the shareholders of the Equity Fund promptly after the Closing Date. Upon distribution of such shares, all outstanding shares of the Equity Fund will be redeemed in accordance with applicable state law and the charter of the Equity Fund.

Each Fund has made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the Equity Fund and Acquiring Fund, respectively, are conditioned upon, among other things:

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;
•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;
•	the truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds’ agreements, obligations and covenants required by the Reorganization Agreement;
•	the effectiveness under applicable law of the Proxy Statement/Prospectus and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto;
•	the declaration of a dividend by the Equity Fund to distribute all of its undistributed net investment income and net capital gains, if any; and
•	the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization for U.S. federal income tax purposes.

The Reorganization Agreement may be terminated or amended by the mutual consent of the Funds or by request of the Board if it deems that it is in the best interest of the Funds.

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”). As a condition to the closing of the Reorganization, the Equity Fund and Acquiring Fund will receive a legal opinion from Dechert LLP substantially to the effect that for federal income tax purposes:

(1)	The transfer of the Equity Fund’s assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of the Equity Fund’s liabilities, followed by a distribution of those shares to the shareholders of the Equity Fund and the termination of the Equity Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code;
(2)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Equity Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Equity Fund;
(3)	The basis in the hands of the Acquiring Fund of the assets of the Equity Fund transferred to the Acquiring Fund in the Reorganization will be the same as the basis of such assets in the hands of the Equity Fund immediately prior to the transfer;
(4)	The holding periods of the assets of the Equity Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Equity Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset);
(5)	No gain or loss will be recognized by the Equity Fund upon the transfer of the Equity Fund’s assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Equity Fund, or upon the distribution (whether actual or constructive) by the Equity Fund of shares of the Acquiring Fund to the shareholders of the Equity Fund in liquidation;
(6)	The shareholders of the Equity Fund will not recognize a gain or loss upon the exchange of their shares of the Equity Fund solely for shares of the Acquiring Fund as part of the Reorganization;
(7)	The aggregate basis of the shares of the Acquiring Fund that the shareholders of the Equity Fund receive in connection with the Reorganization will be the same as the aggregate basis of their respective shares in the Equity Fund exchanged therefor;
(8)	The holding period for the shares of the Acquiring Fund that a shareholder of the Equity Fund receives in the Reorganization will include the period for which it held the shares of the Equity Fund exchanged therefor, provided that on the date of the exchange it held such shares of the Equity Fund as capital assets; and
(9)	The opinion will be based on certain factual certifications made by the Equity Fund and the Acquiring Fund and will also be based on customary assumptions. It is possible that the Internal Revenue Service (“IRS”) could disagree with counsel’s opinion. Opinions of counsel are not binding upon the IRS or the courts.

Prior to the closing of the Reorganization, the Equity Fund will declare a distribution to shareholders that together with all previous distributions will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing of the Reorganization. These distributions will be taxable to shareholders that are not in a tax-qualified plan.

The realized and unrealized gains and losses of each of the Equity Fund and the Acquiring Fund at the time of the Reorganization will determine the extent to which the combining Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization.

The impact of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each of the Equity Fund and the Acquiring Fund at the time of the Reorganization and thus cannot be calculated precisely at this time.

This description of the federal income tax consequences of the Reorganization does not take into account shareholders’ particular facts and circumstances. Please consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

PROPOSAL TWO

To approve an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the MainStay ICAP Select Equity Fund, a series of MainStay Funds Trust, by MainStay Epoch U.S. Equity Yield Fund, also a series of MainStay Funds Trust, in exchange for shares of the MainStay Epoch U.S. Equity Yield Fund, followed by the complete liquidation of the MainStay ICAP Select Equity Fund.

Only shareholders of the Select Equity Fund will vote on Proposal Two.

Comparison of The SELECT EQUITY FUND AND THE ACQUIRING FUND

Comparison of Investment Objectives and Principal Investment Strategies

The following table shows the investment objectives of each Fund:

	Select Equity Fund	Acquiring Fund
Investment Objective	The Fund seeks total return.	The Fund seeks current income and capital appreciation.

The table below compares the principal investment strategies of each Fund. Although Epoch employs substantially the same investment process and philosophy for both Funds, the Funds have different principal investment strategies. Among other differences, the Select Equity Fund typically invests in securities of companies with market capitalizations of at least $3 billion, whereas the Acquiring Fund is not so limited. In addition, the Select Equity Fund typically invests in securities of U.S. and foreign companies, whereas the Acquiring Fund typically invests in securities of U.S. companies. The Acquiring Fund also typically holds securities of more companies than the Select Equity Fund, and generally favors companies with a history of attractive dividend yields, whereas the Select Equity Fund typically does not focus primarily on dividend yields.

Select Equity Fund	Acquiring Fund

The Fund invests primarily in U.S. dollar-denominated equity securities of U.S. and foreign companies with market capitalizations (at the time of investment) of at least $3 billion. The Fund seeks to achieve a total return greater than the Russell 1000® Value Index over longer periods of time and indices comprised of value-oriented stocks over shorter periods of time.

The Fund will typically hold between 25 and 30 securities. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus borrowings for investment purposes) in common stocks and other equity securities. Other equity securities may include American Depositary Receipts, warrants, real estate investment trusts (“REITs”), preferred stocks and other securities convertible or exchangeable into common stock.

The Fund generally invests in a diversified portfolio consisting of equity securities of U.S. companies that have a history of attractive dividend yields and positive growth in operating cash flow. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of dividend-paying U.S. companies across all market capitalizations. Generally, U.S. companies are companies organized in the U.S. that trade primarily in U.S. securities markets. The Fund may invest up to 15% of its net assets in securities of foreign companies. Generally, foreign companies are companies organized outside the U.S. and that trade primarily in non-U.S. securities markets.

Select Equity Fund	Acquiring Fund

Investment Process: Epoch Investment Partners, Inc., the Fund’s Subadvisor, invests primarily in companies that generate increasing levels of free cash flow and have managements that allocate it effectively to create shareholder value.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

The Subadvisor seeks to find and invest in companies that meet its definition of quality-companies that are free cash flow positive or becoming free cash flow positive, that are debt free or deleveraging, and that are led by strong management.

The Subadvisor may sell or reduce a position in a security if it sees a deterioration in fundamentals or when the security is deemed less attractive relative to another security on a return/risk basis. The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize.

Investment Process. Epoch Investment Partners, Inc., the Fund’s Subadvisor, invests primarily in companies that generate increasing levels of free cash flow and have managements that allocate it effectively to create shareholder value.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

The Subadvisor seeks to find and invest in companies that meet its definition of quality-companies that are free cash flow positive or becoming free cash flow positive, that are debt free or deleveraging, and that are led by strong management. The Subadvisor evaluates whether a company has a focus on shareholder yield by analyzing the company’s existing cash dividend, the company’s share repurchase activities, and the company’s debt reduction activities as well as the likelihood of positive changes to each of these criteria, among other factors.

The Subadvisor may sell or reduce a position in a security if it sees an interruption to the dividend policy, a deterioration in fundamentals or when the security is deemed less attractive relative to another security on a return/risk basis. The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize.

Comparison of Fees and Expenses

Fees and Expenses of the Funds:

The following discussion compares the fees and expenses of the Funds before and after the Reorganization.

It is important to note that following the Reorganization, shareholders of the Select Equity Fund will be subject to the actual fee and expense structures of the Acquiring Fund, which may not be the same as the pro forma combined fees and expenses. Future fees and expenses may be greater or lesser than those indicated below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. The fees and expenses are shown for each class to show the pro formas if (i) only the Select Equity Fund Reorganization is approved, and (ii) both Reorganizations are approved.

Each Fund offers the following classes of shares: Investor Class, Class A, Class C and Class I. The Select Equity Fund also offers Class B, Class R1, Class R2, Class R3 and Class R6 shares. In connection with the Reorganization, the Board authorized the Acquiring Fund to offer Class B, Class R1, Class R2, Class R3 and Class R6 shares so that shareholders of all classes of the Select Equity Fund would be able to receive shares in the same share class of the Acquiring Fund upon the Reorganization. However, effective February 28, 2017, Class B shares of the MainStay Group of Funds will be closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders of the Select Equity Fund will receive Class B shares of the Acquiring Fund upon the Reorganization, but will not be able to make additional investments in Class B shares. Upon the Reorganization, Class B shareholders of the Acquiring Fund may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges.

Select Equity Fund Reorganization only

Class A	MainStay Epoch U.S. Equity Yield Fund	MainStay ICAP Select Equity Fund	MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[2,3,4]	0.72%	0.80%	0.67%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.36%	0.20%	0.15%
Total Annual Fund Operating Expenses	1.33%	1.25%	1.07%
Waivers / Expenses[5,6]	(0.16)%	(0.07)%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[5,6]	1.17%	1.18%	1.07%
1.	No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. A CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase of such shares without an initial sales charge prior to January 1, 2017. Please see Appendix D- Shareholder Guide- Information on Sales Charges, beginning on page D-11.
2.	The management fee for the MainStay Epoch U.S. Equity Yield Fund is as follows: 0.70% on assets up to $500 million; and 0.69% on assets in excess of $500 million. Prior to March 25, 2016, the management fee for the MainStay Epoch U.S. Equity Yield Fund was as follows: 0.80% up to $500 million; and 0.79% in excess of $500 million.
3.	The management fee for the MainStay ICAP Select Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
4.	The pro forma management fee for the MainStay Epoch U.S. Equity Yield Fund after the Reorganization is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.
5.	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of the MainStay Epoch U.S. Equity Yield Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.14% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees. Prior to March 25, 2016, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses of the MainStay Epoch U.S. Equity Yield Fund so that Total Annual Fund Operating Expenses for Class A shares did not exceed 1.24% of its average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. That agreement expires on March 1, 2017.

6.	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of the MainStay ICAP Select Equity Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of its average daily net assets: Class A, 1.18%. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees.

Class B	MainStay Epoch U.S. Equity Yield Fund[1]	MainStay ICAP Select Equity Fund	MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	–	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	–	5.00%	5.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[2,3]	–	0.80%	0.67%
Distribution and/or Service (12b-1) Fees	–	1.00%	1.00%
Other Expenses	–	0.34%	0.26%
Total Annual Fund Operating Expenses	–	2.14%	1.93%
1.	The Fund did not offer this class prior to February 13, 2016.
2.	The management fee for the MainStay ICAP Select Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
3.	The pro forma management fee for the MainStay Epoch U.S. Equity Yield Fund after the Reorganization is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.

Class C	MainStay Epoch U.S. Equity Yield Fund	MainStay ICAP Select Equity Fund	MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[1,2,3]	0.72%	0.80%	0.67%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.52%	0.34%	0.26%
Total Annual Fund Operating Expenses	2.24%	2.14%	1.93%
Waivers / Expenses[4]	(0.16)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[4]	2.08%	2.14%	1.93%
1.	The management fee for the MainStay Epoch U.S. Equity Yield Fund is as follows: 0.70% on assets up to $500 million; and 0.69% on assets in excess of $500 million. Prior to March 25, 2016, the management fee for the MainStay Epoch U.S. Equity Yield Fund was as follows: 0.80% up to $500 million; and 0.79% in excess of $500 million.
2.	The management fee for the MainStay ICAP Select Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
3.	The pro forma management fee for the MainStay Epoch U.S. Equity Yield Fund after the Reorganization is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.

4.	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of the MainStay Epoch U.S. Equity Yield Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.14% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees. Prior to March 25, 2016, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses of the MainStay Epoch U.S. Equity Yield Fund so that Total Annual Fund Operating Expenses for Class A shares did not exceed 1.24% of its average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. That agreement expires on March 1, 2017.

Class I	MainStay Epoch U.S. Equity Yield Fund	MainStay ICAP Select Equity Fund	MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[1,2,3]	0.72%	0.80%	0.67%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.32%	0.21%	0.15%
Total Annual Fund Operating Expenses	1.04%	1.01%	0.82%
Waivers / Expenses[4,5]	(0.15)%	(0.11)%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[4,5]	0.89%	0.90%	0.82%
1.	The management fee for the MainStay Epoch U.S. Equity Yield Fund is as follows: 0.70% on assets up to $500 million; and 0.69% on assets in excess of $500 million. Prior to March 25, 2016, the management fee for the MainStay Epoch U.S. Equity Yield Fund was as follows: 0.80% up to $500 million; and 0.79% in excess of $500 million.
2.	The management fee for the MainStay ICAP Select Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
3.	The pro forma management fee for the MainStay Epoch U.S. Equity Yield Fund after the Reorganization is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.
4.	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of the MainStay Epoch U.S. Equity Yield Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.14% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees. Prior to March 25, 2016, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses of the MainStay Epoch U.S. Equity Yield Fund so that Total Annual Fund Operating Expenses for Class A shares did not exceed 1.24% of its average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. That agreement expires on March 1, 2017.
5.	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of the MainStay ICAP Select Equity Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of its average daily net assets: Class I, 0.90%. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees.

Investor Class	MainStay Epoch U.S. Equity Yield Fund	MainStay ICAP Select Equity Fund	MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[2,3,4]	0.72%	0.80%	0.67%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.54%	0.34%	0.26%
Total Annual Fund Operating Expenses	1.51%	1.39%	1.18%
Waivers / Expenses[5]	(0.16)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[5]	1.35%	1.39%	1.18%
1.	No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. A CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase of such shares without an initial sales charge prior to January 1, 2017. Please see Appendix D- Shareholder Guide- Information on Sales Charges, beginning on page D-11.
2.	The management fee for the MainStay Epoch U.S. Equity Yield Fund is as follows: 0.70% on assets up to $500 million; and 0.69% on assets in excess of $500 million. Prior to March 25, 2016, the management fee for the MainStay Epoch U.S. Equity Yield Fund was as follows: 0.80% up to $500 million; and 0.79% in excess of $500 million.
3.	The management fee for the MainStay ICAP Select Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
4.	The pro forma management fee for the MainStay Epoch U.S. Equity Yield Fund after the Reorganization is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.
5.	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of the MainStay Epoch U.S. Equity Yield Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.14% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees. Prior to March 25, 2016, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses of the MainStay Epoch U.S. Equity Yield Fund so that Total Annual Fund Operating Expenses for Class A shares did not exceed 1.24% of its average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. That agreement expires on March 1, 2017.

Class R1	MainStay Epoch U.S. Equity Yield Fund[1]	MainStay ICAP Select Equity Fund	MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	–	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	–	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[2,3]	–	0.80%	0.67%
Distribution and/or Service (12b-1) Fees	–	0.10%	0.10%
Other Expenses	–	0.20%	0.15%
Total Annual Fund Operating Expenses	–	1.10%	0.92%
1.	The Fund did not offer this class prior to February 13, 2016.

2.	The management fee for the MainStay ICAP Select Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
3.	The pro forma management fee for the MainStay Epoch U.S. Equity Yield Fund after the Reorganization is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.

Class R2	MainStay Epoch U.S. Equity Yield Fund[1]	MainStay ICAP Select Equity Fund	MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	–	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	–	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[2,3]	–	0.80%	0.67%
Distribution and/or Service (12b-1) Fees	–	0.35%	0.35%
Other Expenses	–	0.20%	0.15%
Total Annual Fund Operating Expenses	–	1.35%	1.17%
1.	The Fund did not offer this class prior to February 13, 2016.
2.	The management fee for the MainStay ICAP Select Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
3.	The pro forma management fee for the MainStay Epoch U.S. Equity Yield Fund after the Reorganization is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.

Class R3	MainStay Epoch U.S. Equity Yield Fund[1]	MainStay ICAP Select Equity Fund	MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	–	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	–	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[2,3]	–	0.80%	0.67%
Distribution and/or Service (12b-1) Fees	–	0.60%	0.60%
Other Expenses	–	0.21%	0.15%
Total Annual Fund Operating Expenses	–	1.61%	1.42%
1.	The Fund did not offer this class prior to February 13, 2016.
2.	The management fee for the MainStay ICAP Select Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
3.	The pro forma management fee for the MainStay Epoch U.S. Equity Yield Fund after the Reorganization is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.

Class R6	MainStay Epoch U.S. Equity Yield Fund[1]	MainStay ICAP Select Equity Fund	MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	–	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	–	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[2,3]	–	0.80%	0.67%
Distribution and/or Service (12b-1) Fees	–	0.00%	0.00%
Other Expenses	–	0.03%	0.03%
Total Annual Fund Operating Expenses	–	0.83%	0.70%
1.	The Fund did not offer this class prior to February 13, 2016.
2.	The management fee for the MainStay ICAP Select Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
3.	The pro forma management fee for the MainStay Epoch U.S. Equity Yield Fund after the Reorganization is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.

Both Reorganizations

Class A	MainStay Epoch U.S. Equity Yield Fund	MainStay ICAP Equity Fund	MainStay ICAP Select Equity Fund	MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[2,3,4,5]	0.72%	0.80%	0.80%	0.66%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.36%	0.09%	0.20%	0.13%
Total Annual Fund Operating Expenses	1.33%	1.14%	1.25%	1.04%
Waivers / Expenses[6,7]	(0.16)%	0.00%	(0.07)%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[6,7]	1.17%	1.14%	1.18%	1.04%
1.	No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. A CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase of such shares without an initial sales charge prior to January 1, 2017. Please see Appendix D- Shareholder Guide- Information on Sales Charges, beginning on page D-11.
2.	The management fee for the MainStay Epoch U.S. Equity Yield Fund is as follows: 0.70% on assets up to $500 million; and 0.69% on assets in excess of $500 million. Prior to March 25, 2016, the management fee for the MainStay Epoch U.S. Equity Yield Fund was as follows: 0.80% up to $500 million; and 0.79% in excess of $500 million.
3.	The management fee for the MainStay ICAP Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
4.	The management fee for the MainStay ICAP Select Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
5.	The pro forma management fee for the MainStay Epoch U.S. Equity Yield Fund after the Reorganization is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.
6.	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of the MainStay Epoch U.S. Equity Yield Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.14% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees. Prior to March 25, 2016, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses of the MainStay Epoch U.S. Equity Yield Fund so that Total Annual Fund Operating Expenses for Class A shares did not exceed 1.24% of its average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. That agreement expires on March 1, 2017.

7.	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of the MainStay ICAP Select Equity Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of its average daily net assets: Class A, 1.18%. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees.

Class B	MainStay Epoch U.S. Equity Yield Fund[1]	MainStay ICAP Equity Fund[1]	MainStay ICAP Select Equity Fund	MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	–	–	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	–	–	5.00%	5.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[2,3]	–	–	0.80%	0.66%
Distribution and/or Service (12b-1) Fees	–	–	1.00%	1.00%
Other Expenses	–	–	0.34%	0.26%
Total Annual Fund Operating Expenses	–	–	2.14%	1.92%
1.	The MainStay Epoch U.S. Equity Yield Fund did not offer this class prior to February 13, 2016. The MainStay ICAP Equity Fund does not offer Class B shares.
2.	The management fee for the MainStay ICAP Select Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
3.	The pro forma management fee for the MainStay Epoch U.S. Equity Yield Fund after the Reorganization is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.

Class C	MainStay Epoch U.S. Equity Yield Fund	MainStay ICAP Equity Fund	MainStay ICAP Select Equity Fund	MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	1.00	1.00	1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[1,2,3,4]	0.72%	0.80%	0.80%	0.66%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%	1.00%
Other Expenses	0.52%	0.32%	0.34%	0.26%
Total Annual Fund Operating Expenses	2.24%	2.12%	2.14%	1.92%
Waivers / Expenses[5]	(0.16)%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[5]	2.08%	2.12%	2.14%	1.92%
1.	The management fee for the MainStay Epoch U.S. Equity Yield Fund is as follows: 0.70% on assets up to $500 million; and 0.69% on assets in excess of $500 million. Prior to March 25, 2016, the management fee for the MainStay Epoch U.S. Equity Yield Fund was as follows: 0.80% up to $500 million; and 0.79% in excess of $500 million.
2.	The management fee for the MainStay ICAP Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.

3.	The management fee for the MainStay ICAP Select Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
4.	The pro forma management fee for the MainStay Epoch U.S. Equity Yield Fund after the Reorganization is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.
5.	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of the MainStay Epoch U.S. Equity Yield Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.14% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees. Prior to March 25, 2016, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses of the MainStay Epoch U.S. Equity Yield Fund so that Total Annual Fund Operating Expenses for Class A shares did not exceed 1.24% of its average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. That agreement expires on March 1, 2017.

Class I	MainStay Epoch U.S. Equity Yield Fund	MainStay ICAP Equity Fund	MainStay ICAP Select Equity Fund	MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[1,2,3,4]	0.72%	0.80%	0.80%	0.66%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.32%	0.09%	0.21%	0.13%
Total Annual Fund Operating Expenses	1.04%	0.89%	1.01%	0.79%
Waivers / Expenses[5,6]	(0.15)%	0.00%	(0.11)%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[5,6]	0.89%	0.89%	0.90%	0.79%
1.	The management fee for the MainStay Epoch U.S. Equity Yield Fund is as follows: 0.70% on assets up to $500 million; and 0.69% on assets in excess of $500 million. Prior to March 25, 2016, the management fee for the MainStay Epoch U.S. Equity Yield Fund was as follows: 0.80% up to $500 million; and 0.79% in excess of $500 million.
2.	The management fee for the MainStay ICAP Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
3.	The management fee for the MainStay ICAP Select Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
4.	The pro forma management fee for the MainStay Epoch U.S. Equity Yield Fund after the Reorganization is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.
5.	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of the MainStay Epoch U.S. Equity Yield Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.14% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees. Prior to March 25, 2016, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses of the MainStay Epoch U.S. Equity Yield Fund so that Total Annual Fund Operating Expenses for Class A shares did not exceed 1.24% of its average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. That agreement expires on March 1, 2017.
6.	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of the MainStay ICAP Select Equity Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of its average daily net assets: Class I, 0.90%. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees.

Investor Class	MainStay Epoch U.S. Equity Yield Fund	MainStay ICAP Equity Fund	MainStay ICAP Select Equity Fund	MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[2,3,4,5]	0.72%	0.80%	0.80%	0.66%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.54%	0.33%	0.34%	0.26%
Total Annual Fund Operating Expenses	1.51%	1.38%	1.39%	1.17%
Waivers / Expenses[6]	(0.16)%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[6]	1.35%	1.38%	1.39%	1.17%
1.	No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. A CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase of such shares without an initial sales charge prior to January 1, 2017. Please see Appendix D- Shareholder Guide- Information on Sales Charges, beginning on page D-11.
2.	The management fee for the MainStay Epoch U.S. Equity Yield Fund is as follows: 0.70% on assets up to $500 million; and 0.69% on assets in excess of $500 million. Prior to March 25, 2016, the management fee for the MainStay Epoch U.S. Equity Yield Fund was as follows: 0.80% up to $500 million; and 0.79% in excess of $500 million.
3.	The management fee for the MainStay ICAP Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
4.	The management fee for the MainStay ICAP Select Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
5.	The pro forma management fee for the MainStay Epoch U.S. Equity Yield Fund after the Reorganization is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.
6.	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of the MainStay Epoch U.S. Equity Yield Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.14% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees. Prior to March 25, 2016, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses of the MainStay Epoch U.S. Equity Yield Fund so that Total Annual Fund Operating Expenses for Class A shares did not exceed 1.24% of its average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. That agreement expires on March 1, 2017.

Class R1	MainStay Epoch U.S. Equity Yield Fund[1]	MainStay ICAP Equity Fund	MainStay ICAP Select Equity Fund	MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	–	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	–	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[2,3,4]	–	0.80%	0.80%	0.66%
Distribution and/or Service (12b-1) Fees	–	0.10%	0.10%	0.10%
Other Expenses	–	0.09%	0.20%	0.13%
Total Annual Fund Operating Expenses	–	0.99%	1.10%	0.89%

1.	The Fund did not offer this class prior to February 13, 2016.
2.	The management fee for the MainStay ICAP Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
3.	The management fee for the MainStay ICAP Select Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
4.	The pro forma management fee for the MainStay Epoch U.S. Equity Yield Fund after the Reorganization is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.

Class R2	MainStay Epoch U.S. Equity Yield Fund[1]	MainStay ICAP Equity Fund	MainStay ICAP Select Equity Fund	MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	–	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	–	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[2,3,4]	–	0.80%	0.80%	0.66%
Distribution and/or Service (12b-1) Fees	–	0.35%	0.35%	0.35%
Other Expenses	–	0.09%	0.20%	0.13%
Total Annual Fund Operating Expenses	–	1.24%	1.35%	1.14%
1.	The Fund did not offer this class prior to February 13, 2016.
2.	The management fee for the MainStay ICAP Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
3.	The management fee for the MainStay ICAP Select Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
4.	The pro forma management fee for the MainStay Epoch U.S. Equity Yield Fund after the Reorganization is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.

Class R3	MainStay Epoch U.S. Equity Yield Fund[1]	MainStay ICAP Equity Fund	MainStay ICAP Select Equity Fund	MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	–	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	–	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[2,3,4]	–	0.80%	0.80%	0.66%
Distribution and/or Service (12b-1) Fees	–	0.60%	0.60%	0.60%
Other Expenses	–	0.09%	0.21%	0.13%
Total Annual Fund Operating Expenses	–	1.49%	1.61%	1.39%
1.	The Fund did not offer this class prior to February 13, 2016.

2.	The management fee for the MainStay ICAP Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
3.	The management fee for the MainStay ICAP Select Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
4.	The pro forma management fee for the MainStay Epoch U.S. Equity Yield Fund after the Reorganization is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.

Class R6	MainStay Epoch U.S. Equity Yield Fund[1]	MainStay ICAP Equity Fund[1]	MainStay ICAP Select Equity Fund	MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	–	–	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	–	–	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[2,3]	–	–	0.80%	0.66%
Distribution and/or Service (12b-1) Fees	–	–	0.00%	0.00%
Other Expenses	–	–	0.03%	0.02%
Total Annual Fund Operating Expenses	–	–	0.83%	0.68%
1.	The MainStay Epoch U.S. Equity Yield Fund did not offer this class prior to February 13, 2016. The MainStay ICAP Equity Fund does not offer Class R6 shares.
2.	The management fee for the MainStay ICAP Select Equity Fund is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.
3.	The pro forma management fee for the MainStay Epoch U.S. Equity Yield Fund after the Reorganization is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.

Example:

The Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares, as indicated below, at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. The example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your expenses would be:

MainStay Epoch U.S. Equity Yield Fund

Expenses After	Class A	Investor	Class C		Class I
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 663	$ 680	$ 211	$ 311	$ 91
3 Years	$ 933	$ 986	$ 685	$ 685	$ 316
5 Years	$ 1,224	$ 1,314	$ 1,185	$ 1,185	$ 559
10 Years	$ 2,050	$ 2,240	$ 2,562	$ 2,562	$ 1,257

MainStay ICAP Select Equity Fund

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R1	Class R2	Class R3	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 664	$ 684	$ 217	$ 717	$ 217	$ 317	$ 92	$ 112	$ 137	$ 164	$ 85
3 Years	$ 918	$ 966	$ 670	$ 970	$ 670	$ 670	$ 311	$ 350	$ 428	$ 508	$ 265
5 Years	$ 1,192	$ 1,269	$ 1,149	$ 1,349	$ 1,149	$ 1,149	$ 547	$ 606	$ 739	$ 876	$ 460
10 Years	$ 1,972	$ 2,127	$ 2,282	$ 2,282	$ 2,472	$ 2,472	$ 1,226	$ 1,340	$ 1,624	$ 1,911	$ 1,025

MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined (Select Equity Fund and Acquiring Fund)

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R1	Class R2	Class R3	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 653	$ 664	$ 196	$ 696	$ 196	$ 296	$ 84	$ 94	$ 119	$ 145	$ 72
3 Years	$ 872	$ 904	$ 606	$ 906	$ 606	$ 606	$ 262	$ 293	$ 372	$ 449	$ 224
5 Years	$ 1,108	$ 1,163	$ 1,042	$ 1,242	$ 1,042	$ 1,042	$ 455	$ 509	$ 644	$ 776	$ 390
10 Years	$ 1,784	$ 1,903	$ 2,059	$ 2,059	$ 2,254	$ 2,254	$ 1,014	$ 1,131	$ 1,420	$ 1,702	$ 871

MainStay Epoch U.S. Equity Yield Fund Pro Forma Combined (Equity Fund, Select Equity Fund and Acquiring Fund)

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R1	Class R2	Class R3	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 650	$ 663	$ 195	$ 695	$ 195	$ 295	$ 81	$ 91	$ 116	$ 142	$ 69
3 Years	$ 863	$ 901	$ 603	$ 903	$ 603	$ 603	$ 252	$ 284	$ 362	$ 440	$ 218
5 Years	$ 1,092	$ 1,158	$ 1,037	$ 1,237	$ 1,037	$ 1,037	$ 439	$ 493	$ 628	$ 761	$ 379
10 Years	$ 1,751	$ 1,892	$ 2,048	$ 2,048	$ 2,243	$ 2,243	$ 978	$ 1,096	$ 1,386	$ 1,669	$ 847

Comparison of Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2016, the Select Equity Fund’s portfolio turnover rate was 82% while the portfolio turnover rate for the Acquiring Fund was 14%. Turnover rates may be indicative of the management approach of the Acquiring Fund and would likely continue after the Reorganization.

Comparison of Purchase, Exchange, Selling Shares and Valuation of Shares

Each Fund offers the following classes of shares: Investor Class, Class A, Class C and Class I. The Select Equity Fund also offers Class B, Class R1, Class R2, Class R3 and Class R6 shares. In connection with the Reorganization, the Board authorized the Acquiring Fund to offer Class B, Class R1, Class R2, Class R3 and Class R6 shares so that shareholders of these classes of the Select Equity Fund would be able to receive shares in the same share class of the Acquiring Fund. Effective February 28, 2017, Class B shares of the MainStay Group of Funds will be closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders of the Select Equity Fund will receive Class B shares of the Acquiring Fund upon the Reorganization, but will not be able to make additional investments in Class B shares. Upon the Reorganization, Class B shareholders of the Acquiring Fund may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges.

The procedures for selling shares and valuation of shares of the Select Equity Fund and the Acquiring Fund are identical.

Federal Tax Consequences

As a condition to the closing of the Reorganization, the Select Equity Fund and Acquiring Fund will have received from Dechert LLP, legal counsel to the Funds and the Funds’ Independent Trustees, an opinion to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, no gain or loss will be recognized by the Select Equity Fund or the shareholders of the Select Equity Fund as a result of the Reorganization, and the aggregate tax basis of the Acquiring Fund shares received by each Select Equity Fund shareholder will be the same as the aggregate tax basis of the shares of the Select Equity Fund exchanged therefor.

Principal Risks

Because of their similar investment objectives and principal investment strategies, the Select Equity Fund and the Acquiring Fund are subject to similar principal risks associated with an investment in the relevant Fund, although there are certain differences, as shown below.

The following describes the principal risks that are common to both Funds.

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund’s investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund’s shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective if the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Selection Risk: The investments selected by the Fund’s Subadvisor may underperform the market or other investments.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers’ ability to anticipate such changes that can adversely affect the value of the Fund’s holdings. Opportunity for greater gain often comes with greater risk of loss.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund’s performance may be lower or higher than that of funds that invest in other types of equity securities.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund’s investments in foreign securities. Foreign securities may also subject the Fund’s investments to changes in currency rates. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

You will find additional descriptions of specific risks in Appendix C and in the Acquiring Fund’s prospectus which is incorporated herein by reference.

The following describes principal risks that are unique to the Select Equity Fund.

Mid-Cap Stock Risk: Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Concentrated Portfolio Risk: Because the Fund invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

Real Estate Investment Trust Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

The following describes a principal risk that is unique to the Acquiring Fund.

Dividend-Paying Stock Risk: The Fund’s emphasis on equity and equity-related securities that produce income or other distributions subjects the Fund to the risk that such securities may fall out of favor with investors and underperform the market. Depending upon market conditions, income producing stock that meets the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income while remaining fully diversified. Also, an issuer may reduce or eliminate its income payments or other distributions. The distributions received by the Fund may not qualify as income for Fund investors.

Small-Cap and Mid-Cap Stock Risk: Stocks of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks. Smaller capitalization companies may be more vulnerable to adverse business or market developments.

Investment Restrictions

In addition to the investment objectives and principal investment strategies described above, each Fund has adopted certain fundamental investment policies. The fundamental investment policies of each Fund are the same. Fundamental investment policies may only be changed by a vote of a Fund’s shareholders.

Material Differences in the Rights of Fund Shareholders

The Select Equity Fund and the Acquiring Fund are both series of MainStay Funds Trust, a Delaware statutory trust governed by a Board of Trustees with eight members. The Funds are governed by the same Declaration of Trust and By-Laws. Copies of these documents are available to shareholders without charge upon written request to the Funds.

Information About the Reorganization

The following is a summary of the material terms of the Reorganization Agreement, a copy of which is attached as Appendix B and is incorporated herein by reference.

General

Under the Reorganization Agreement, the Select Equity Fund will transfer its assets to the Acquiring Fund in exchange for all of the liabilities of the Select Equity Fund and shares of the Acquiring Fund. Shares of the Acquiring Fund issued to the Select Equity Fund will have an aggregate NAV equal to the aggregate NAV of the Select Equity Fund’s shares outstanding as of the close of trading on the NYSE on the business day immediately prior to the Closing Date (as defined in Appendix B) of the Reorganization (“Valuation Time”). Upon receipt by the Select Equity Fund of the shares of the Acquiring Fund, the Select Equity Fund will distribute the shares to its shareholders.

The distribution of Acquiring Fund shares to Select Equity Fund shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of each Select Equity Fund shareholder and transferring to those shareholder accounts shares of the Acquiring Fund. Such newly-opened accounts on the books of the Acquiring Fund will represent the respective pro rata number of shares that the Select Equity Fund is to receive under the terms of the Reorganization Agreement. See “Terms of the Reorganization Agreement” below.

No sales charge or fee of any kind will be assessed to Select Equity Fund shareholders in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

Each Fund offers the following classes of shares: Investor Class, Class A, Class C and Class I. The Equity Fund also offers Class R1, Class R2 and Class R3 shares. The Select Equity Fund also offers Class B, Class R1, Class R2, Class R3 and Class R6 shares. In connection with the Reorganization, the Board authorized the Acquiring Fund to offer Class B, Class R1, Class R2, Class R3 and Class R6 shares so that shareholders of all classes of the Acquired Funds would be able to receive shares in the same share class of the Acquiring Fund.

Terms of the Reorganization Agreement

Pursuant to the Reorganization Agreement, the Acquiring Fund will acquire the assets of the Select Equity Fund on the Closing Date in consideration for the assumption of the liabilities of the Select Equity Fund and shares of the Acquiring Fund.

On the Closing Date, the Select Equity Fund will transfer to the Acquiring Fund its assets in exchange solely for shares of the Acquiring Fund that are equal in value to the value of the net assets of the Select Equity Fund transferred to the Acquiring Fund as of the Closing Date, as determined in accordance with the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the Funds, and the assumption by the Acquiring Fund of the liabilities of the Select Equity Fund. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, it is expected that the Select Equity Fund will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

The Select Equity Fund expects to distribute the shares of the Acquiring Fund to the shareholders of the Select Equity Fund promptly after the Closing Date. Upon distribution of such shares, all outstanding shares of the Select Equity Fund will be redeemed in accordance with applicable state law and the charter of the Select Equity Fund.

Each Fund has made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the Select Equity Fund and Acquiring Fund, respectively, are conditioned upon, among other things:

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•	the truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds’ agreements, obligations and covenants required by the Reorganization Agreement;

•	the effectiveness under applicable law of the Proxy Statement/Prospectus and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto;

•	the declaration of a dividend by the Select Equity Fund to distribute all of its undistributed net investment income and net capital gains, if any; and

•	the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization for U.S. federal income tax purposes.

The Reorganization Agreement may be terminated or amended by the mutual consent of the Funds or by request of the Board if it deems that it is in the best interest of the Funds.

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”). As a condition to the closing of the Reorganization, the Select Equity Fund and Acquiring Fund will receive a legal opinion from Dechert LLP substantially to the effect that for federal income tax purposes:

(1)	The transfer of the Select Equity Fund’s assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of the Select Equity Fund’s liabilities, followed by a distribution of those shares to the shareholders of the Select Equity Fund and the termination of the Select Equity Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code;

(2)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Select Equity Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Select Equity Fund;

(3)	The basis in the hands of the Acquiring Fund of the assets of the Select Equity Fund transferred to the Acquiring Fund in the Reorganization will be the same as the basis of such assets in the hands of the Select Equity Fund immediately prior to the transfer;

(4)	The holding periods of the assets of the Select Equity Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Select Equity Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset);

(5)	No gain or loss will be recognized by the Select Equity Fund upon the transfer of the Select Equity Fund’s assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Select Equity Fund, or upon the distribution (whether actual or constructive) by the Select Equity Fund of shares of the Acquiring Fund to the shareholders of the Select Equity Fund in liquidation;

(6)	The shareholders of the Select Equity Fund will not recognize a gain or loss upon the exchange of their shares of the Select Equity Fund solely for shares of the Acquiring Fund as part of the Reorganization;

(7)	The aggregate basis of the shares of the Acquiring Fund that the shareholders of the Select Equity Fund receive in connection with the Reorganization will be the same as the aggregate basis of their respective shares in the Select Equity Fund exchanged therefor;

(8)	The holding period for the shares of the Acquiring Fund that a shareholder of the Select Equity Fund receives in the Reorganization will include the period for which it held the shares of the Select Equity Fund exchanged therefor, provided that on the date of the exchange it held such shares of the Select Equity Fund as capital assets; and

(9)	The opinion will be based on certain factual certifications made by the Select Equity Fund and the Acquiring Fund and will also be based on customary assumptions. It is possible that the IRS could disagree with counsel’s opinion. Opinions of counsel are not binding upon the IRS or the courts.

Prior to the closing of the Reorganization, the Select Equity Fund will declare a distribution to shareholders that together with all previous distributions will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization. These distributions will generally be taxable to shareholders that are not in a tax-qualified plan.

The realized and unrealized gains and losses of each of the Select Equity Fund and the Acquiring Fund at the time of the Reorganization will determine the extent to which the combining Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization.

The impact of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each of the Select Equity Fund and the Acquiring Fund at the time of the Reorganization and thus cannot be calculated precisely at this time.

Based on data through January 31, 2017, the Reorganization is not expected to cause the Acquiring Fund to be subject to certain loss limitations imposed by the Code. However, no portion of the Select Equity Fund’s capital loss carryforwards is expected to expire in connection with the Reorganization. Since the Reorganization is not expected to close until on or about May 8, 2017, these assessments may change significantly between now and the completion of the Reorganization. Further, a Fund’s ability to use a loss (even in the absence of Reorganization) depends on factors other than the loss limitations, such as future realization of capital gains or losses.

This description of the federal income tax consequences of the Reorganization does not take into account shareholders’ particular facts and circumstances. Please consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

Information About Management of the Funds

General

New York Life Investments is the investment manager to the Funds. New York Life Investments is located at 51 Madison Avenue, New York, New York 10010. In conformity with the stated policies of the Funds, New York Life Investments administers each Fund’s business affairs and manages the investment operations of each Fund and the composition of the portfolio of each Fund, subject to the supervision of the Board. New York Life Investments is a Delaware limited liability company, commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life Insurance Company. As of December 31, 2016, New York Life Investments and its affiliates managed approximately $521.9 billion in assets. Neither Reorganization would result in a change of investment manager.

New York Life Investments provides a comprehensive range of services, including providing office space, conducting clerical, recordkeeping and bookkeeping services, legal and compliance, among others, and keeping most of the financial and accounting records required for the Funds. New York Life Investments has delegated its portfolio management responsibilities to Epoch (on an interim basis with regard to each Acquired Fund) and is responsible for supervising Epoch in the execution of its responsibilities.

New York Life Investments also pays the Funds’ Chief Compliance Officer’s compensation (a portion of which is reimbursed by the Funds), the salaries and expenses of all personnel affiliated with the Funds, except for the independent members of the Board, and all operational expenses that are not the responsibility of the Funds, including the fees paid to the Subadvisors. Pursuant to a management agreement with each Fund, New York Life Investments is entitled to receive fees from each Fund, accrued daily and payable monthly.

For the fiscal year ended October 31, 2016, the Acquiring Fund paid New York Life Investments an effective management fee of 0.72% for services performed as a percentage of the average daily net assets. During the same period, the Equity Fund and the Select Equity Fund each paid New York Life Investments an effective management fee of 0.80%, for services performed as a percentage of the average daily net assets.

Epoch Investment Partners, Inc. is the interim subadvisor to the Acquired Funds and the subadvisor to the Acquiring Fund. Epoch is located at 399 Park Avenue, New York, New York 10022. Epoch is an indirect, wholly-owned subsidiary of The Toronto Dominion Bank. As of December 31, 2016, Epoch managed approximately $42 billion in assets.

Portfolio Managers

The same individuals serve as portfolio managers for each Fund. The following section provides biographical information about these portfolio managers.

Eric Sappenfield, Managing Director, Michael Welhoelter, Managing Director, William Priest, Chief Executive Officer & Co-Chief Investment Officer, John Tobin, Managing Director, and Kera Van Valen, Managing Director are the portfolio managers for the Equity, Select Equity and the Acquiring Fund.

Mr. Priest has been a portfolio manager of the MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch U.S. All Cap Fund and MainStay Epoch U.S. Equity Yield Fund since 2009, the MainStay Epoch Capital Growth Fund since 2016 and the MainStay ICAP Equity

Fund, MainStay ICAP Select Equity Fund and MainStay MAP Fund since January 2017. Mr. Priest founded Epoch Investment Partners in 2004, where he is Chief Executive Officer and Co-Chief Investment Officer. Mr. Priest is a graduate of Duke University and the University of Pennsylvania's Wharton School of Business. He is also a CFA® charterholder.

Mr. Sappenfield has been a portfolio manager for the MainStay Epoch Global Equity Yield Fund since 2009, the MainStay Epoch U.S. Equity Yield Fund since 2012, and the MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund since January 2017. Mr. Sappenfield joined Epoch in 2006 and is a Managing Director, Portfolio Manager and Senior Research Analyst. Mr. Sappenfield holds a BA from Stanford University and an MBA from the University of California, Los Angeles.

Mr. Tobin has been a portfolio manager for the MainStay Epoch U.S. Equity Yield Fund since 2013, the MainStay Epoch Global Equity Yield Fund since 2014, and the MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund since January 2017. Mr. Tobin joined Epoch in 2012 and is a Managing Director, Portfolio Manager and Senior Research Analyst. His primary focus is on Epoch’s U.S. and Global Equity Shareholder Yield strategies. Prior to joining Epoch in 2012, Mr. Tobin taught undergraduate economics as a lecturer at Fordham University from 2009 to 2012 and as an adjunct professor from 2002 to 2009. Mr. Tobin was with HSBC Global Asset management as a senior research analyst from 2005 to 2009 and with Credit Suisse Asset Management in a similar capacity from 1990 to 2005. Mr. Tobin has over 34 years of experience. Mr. Tobin received AB, AM and PhD degrees in Economics from Fordham University and is a CFA® charterholder.

Ms. Van Valen has been a portfolio manager of the MainStay U.S. Equity Yield Fund since 2013, the MainStay Epoch Global Equity Yield Fund since 2014, and the MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund since January 2017. Ms. Van Valen joined Epoch in 2005 and is a Managing Director, Portfolio Manager and Senior Research Analyst. Her primary focus is on Epoch’s U.S. and Global Equity Shareholder Yield strategies. Prior to joining the Global Equity team, Ms. Van Valen was an analyst within Epoch’s Quantitative Research & Risk Management team. Ms. Van Valen received her BA in Mathematics from Colgate University and her MBA from Columbia Business School and is a CFA® charterholder.

Mr. Welhoelter has been a portfolio manager of the MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund and the MainStay Epoch U.S. Small Cap Fund since 2009, the MainStay Epoch Capital Growth Fund since 2016 and the MainStay ICAP International Fund, MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund and MainStay MAP Fund since January 2017. Mr. Welhoelter joined Epoch in 2005 and is a Managing Director, Portfolio Manager and Chief Risk Officer. Mr. Welhoelter holds a BA in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts. Mr. Welhoelter is also a CFA® charterholder.

The Statement of Additional Information (“SAI”) for the Funds provides additional information regarding the portfolio managers’ compensation, other accounts managed by these portfolio managers and their ownership of shares of the Funds.

Compensation to Financial Intermediary Firms

Financial intermediary firms and their associated financial advisers are paid in different ways for the services they provide to the MainStay Funds and shareholders. Such compensation may vary depending upon the MainStay Fund sold, the amount invested, the share class purchased, the amount of time that shares are held and/or the services provided.

The Distributor may pay sales concessions to financial intermediary firms, as described in the tables under “Information on Sales Charges” above, on the purchase price of Investor Class or Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that it pays to financial intermediary firms as a sales concession. The Distributor or an affiliate, from its/their own resources, also may pay a finder’s fee or other compensation up to 1.00% of the purchase price of Investor Class or Class A shares, sold at NAV, to financial intermediary firms at the time of sale. The Distributor may pay a sales concession of up to 1.00% on purchases of Class C shares to financial intermediary firms at the time of sale.

For share classes that have adopted a 12b-1 plan, the Distributor may also pay, pursuant to the 12b-1 plan, distribution-related and other service fees to qualified financial intermediary firms for providing certain shareholder services.

In addition to the payments described above, the Distributor or an affiliate may pay from its/their own resources additional fees to certain financial intermediary firms, including an affiliated broker/dealer, in connection with the sale of any class of MainStay Fund shares (other than Class R6) and/or shareholder or account servicing arrangements. The amount paid to financial intermediary firms pursuant to these sales and/or servicing fee arrangements varies and may involve payments of up to 0.25% on new sales and/or up to 0.35% annually on assets held or fixed dollar amounts according to the terms of the agreement between the Distributor and/or its affiliate and the financial intermediary. The Distributor or an affiliate may make these payments based on factors including, but not limited to, the distribution potential of the financial intermediary, the types of products and programs offered by the financial intermediary, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary. Such payments may qualify a Fund for preferred status with the financial intermediary receiving the payments or provide the representatives of the Distributor with access to representatives of the financial intermediary’s sales force, in some cases on a preferential basis over the mutual funds and/or representatives of the Funds’ competitors.

The Distributor, from its own resources or from those of an affiliate, also may reimburse financial intermediary firms in connection with their marketing activities supporting the MainStay Funds. To the extent permitted under applicable U.S. Securities and Exchange Commission and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisers and may make other payments or allow other promotional incentives or payments to financial intermediaries.

Wholesaler representatives of the Distributor communicate with financial intermediary firms on a regular basis to educate financial advisers about the MainStay Funds and to encourage the purchase of MainStay Fund shares by their clients. The Distributor, from its own resources or from those of an affiliate, may absorb the costs and expenses associated with these efforts, which may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the MainStay Funds, which may vary based on the MainStay Funds being promoted and/or which financial intermediary firms and/or financial advisers are involved in selling Fund shares or are listed on Fund accounts.

To the extent that financial intermediaries receiving payments from the Distributor or an affiliate sell more shares of the MainStay Funds or retain more shares of the Funds for their clients’ accounts, New

York Life Investments and its affiliates benefit from the incremental management and other fees they receive with respect to those assets.

In addition to the payments described above, NYLIM Service Company or an affiliate may make payments to financial intermediary firms that provide sub-transfer agency and other administrative services in addition to supporting distribution of the MainStay Funds. NYLIM Service Company uses a portion of the transfer agent fees it receives from the Funds to make these sub-transfer agency and other administrative payments. To the extent that the fee amounts payable by NYLIM Service Company or an affiliate for such sub-transfer agency and other administrative services exceed the corresponding transfer agent fees that the Funds pay to NYLIM Service Company, then NYLIM Service Company or an affiliate will pay the difference from its own resources. In connection with these arrangements, NYLIM Service Company may retain a portion of the fees for the sub-transfer agency oversight, support and administrative services it provides.

Although financial firms that sell MainStay Fund shares may execute brokerage transactions for a MainStay Fund’s portfolio, the MainStay Funds, New York Life Investments and MainStay Fund subadvisors do not consider the sale of MainStay Fund shares as a factor when choosing financial firms to effect brokerage transactions.

The types and amounts of payments described above can be significant to the financial intermediary. Payments made from the Distributor’s or an affiliate’s resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisers may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of MainStay Fund shares. Payments made from the Distributor’s or an affiliate’s own resources are not reflected in tables in the “Fees and Expenses of the Fund” section of this Proxy Statement/Prospectus because the payments are not made by the Funds.

For more information regarding the types of compensation described above, see the Statement of Additional Information or consult with your financial intermediary firm or financial adviser. You should also review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial adviser.

Past Performance of the Funds

MainStay Epoch U.S. Equity Yield Fund

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund’s average annual total returns (before and after taxes) for the one- and five-year periods and the life of the Fund compare to those of two broad-based securities market indices. The Fund has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Fund has selected the Russell 1000® Index as a secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Performance figures for Class I shares reflect the historical performance of the Institutional shares and the performance figures for Class A shares reflect the historical performance of the Class P shares of the Epoch U.S. Large Cap Equity Fund (the predecessor to the Fund, which was subject to a different fee structure, and for which Epoch Investment Partners, Inc. served as investment adviser) for periods prior to November 16, 2009. Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on December 3, 2008. Class A shares (formerly Class P shares) were first offered on February 3, 2009. On September 17, 2012, the Fund changed its investment objective and principal investment strategies. Performance figures for dates prior to September 17, 2012 reflect the Fund’s prior investment objective and principal investment strategies. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2009-2016)

Best Quarter
2Q/09	15.85%
Worst Quarter
3Q/11	-16.22%

Average Annual Total Returns (for the periods ended December 31, 2016)

	Inception	1 Year	5 Years or Since Inception	10 Years or Since Inception
Return Before Taxes
Class I	12/3/2008	14.66%	13.47%	14.14%
Return After Taxes on Distributions
Class I		13.97%	11.66%	12.32%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		8.84%	10.69%	11.43%
Return Before Taxes
Class A	2/3/2009	8.01%	11.92%	13.00%
Investor Class	11/16/2009	7.82%	11.79%	10.24%
Class C	11/16/2009	12.26%	12.23%	10.31%
Russell 1000® Value Index (reflects no deductions for fees, expenses, or taxes)		17.34%	14.80%	13.99%
Russell 1000® Index (reflects no deductions for fees, expenses, or taxes)		12.05%	14.69%	15.23%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

MainStay ICAP Equity Fund

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund’s average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. The Fund has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Fund has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as a secondary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2007-2016)

Best Quarter
3Q/09	16.29%
Worst Quarter
4Q/08	-22.43%

Average Annual Total Returns (for the periods ended December 31, 2016)

	Inception	1 Year	5 Years or Since Inception	10 Years or Since Inception
Return Before Taxes
Class I	12/31/1994	5.38%	11.29%	5.31%
Return After Taxes on Distributions
Class I		3.59%	9.20%	3.95%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		4.45%	8.82%	4.13%
Return Before Taxes
Class A	9/1/2006	-0.69%	9.76%	4.41%
Investor Class	4/29/2008	-0.91%	9.52%	4.75%
Class C	9/1/2006	3.11%	9.95%	4.02%
Class R1	9/1/2006	5.26%	11.19%	5.21%
Class R2	9/1/2006	4.99%	10.90%	4.93%
Class R3	9/1/2006	4.75%	10.62%	4.67%
Russell 1000® Value Index (reflects no deductions for fees, expenses, or taxes)		17.34%	14.80%	5.72%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		11.96%	14.66%	6.95%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

MainStay ICAP Select Equity Fund

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund’s average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. The Fund has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to book ratios and lower expected growth values. The Fund has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as a secondary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2007-2016)

Best Quarter
2Q/09	15.65%
Worst Quarter
4Q/08	-22.00%

Average Annual Total Returns (for the periods ended December 31, 2016)

	Inception	1 Year	5 Years or Since Inception	10 Years or Since Inception
Return Before Taxes
Class I	12/31/1997	3.67%	10.12%	4.93%
Return After Taxes on Distributions
Class I		3.36%	8.02%	3.53%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		2.32%	7.86%	3.79%
Return Before Taxes
Class A	9/1/2006	-2.31%	8.58%	4.04%
Investor Class	4/29/2008	-2.51%	8.37%	4.24%
Class B	11/13/2009	-2.63%	8.50%	7.98%
Class C	9/1/2006	1.40%	8.78%	3.66%
Class R1	9/1/2006	3.53%	10.00%	4.80%
Class R2	9/1/2006	3.33%	9.74%	4.54%
Class R3	9/1/2006	2.93%	9.37%	4.24%
Class R6	6/17/2013	3.75%	5.92%	N/A
Russell 1000® Value Index (reflects no deductions for fees, expenses, or taxes)		17.34%	14.80%	5.72%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		11.96%	14.66%	6.95%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Additional Information About MainStay Epoch U.S. Equity Yield Fund, MainStay ICAP EQUITY Fund AND MAINSTAY ICAP SELECT EQUITY FUND

Information about the Acquiring Fund is included in its prospectus and SAI. Information about the Equity Fund and Select Equity Fund is included their prospectus and SAI. Information about the Acquiring Fund, the Equity Fund and the Select Equity Fund is also included in their most recent Annual Reports. Copies of these documents and any subsequently released shareholder reports are available upon request and without charge by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, New Jersey 07054. These documents are also available via the internet on the Funds’ website at mainstayinvestments.com. Please review this important information carefully.

MainStay Funds Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information including proxy materials, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Room, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates, or on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Financial Highlights

The fiscal year end for each Fund is October 31.

The financial highlights of the Equity Fund, Select Equity Fund and Acquiring Fund shares contained in Appendix E have been derived from financial statements audited by KPMG, LLP, except for the information for the six months ended April 30, 2016, which are unaudited.

Forms of Organization

The Equity Fund, the Select Equity Fund and the Acquiring Fund are each a diversified series of MainStay Funds Trust, an open-end management investment company registered with the SEC that is organized as a Delaware statutory trust. Each Fund is governed by a Board consisting of eight members, seven of whom are “non-interested” persons as defined in the 1940 Act. For more information on the history of the Funds, please see the SAI.

Distributor

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, New Jersey 07302, a limited liability company organized under the laws of Delaware, serves as the distributor to the Funds.

Custodian and Sub-Administrator

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900 (“State Street”) serves as the Custodian for each Fund’s assets. State Street also provides sub-administration and sub-accounting services for the Funds. These services include, among other things, calculating daily NAVs of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Funds’ administrative operations. For providing these non-custody services to the Funds, State Street is compensated by New York Life Investments. Custodian fees and expenses are paid by the Funds.

Security Ownership of Management and Principal Shareholders

As of December 31, 2016, the current officers and Trustees of each Fund, in the aggregate, owned less than 1% of the outstanding shares of any class of either Fund. A list of the 5% shareholders of each of the Funds as of February 10, 2017 is contained in Appendix F.

CAPITALIZATION

The following table shows the capitalization of the Acquiring Fund, the Equity Fund and the Select Equity Fund as of October 31, 2016, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Equity Fund and the Select Equity Fund on the Closing Date, and the information should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received. The Acquiring Fund will be the accounting survivor of the Reorganization.

	As of October 31, 2016
	Acquiring Fund*	Select Equity Fund	Equity Fund	Pro Forma Adjustments	Acquiring Fund Pro Forma Combined After Reorganization
Net Assets
Investor Class	$2,860,818	$154,974,584	$12,632,245	$—	$170,467,647
Class A	$26,700,905	$301,856,626	$36,422,885	—	$364,980,416
Class B	$—	$28,942,445	$—	—	$28,942,445
Class C	$8,416,269	$51,599,420	$9,359,006	—	$69,374,695
Class I	$63,995,371	$974,691,094	$575,457,340	—	$1,614,143,805
Class R1	$—	$11,782,220	$5,526,723	—	$17,308,943
Class R2	$—	$15,012,550	$2,664,293	—	$17,676,843
Class R3	$—	$3,159,813	$2,506,046	—	$5,665,859
Class R6	$—	$22,245,984	$—	—	$22,245,984
Net Asset Value Per Share
Investor Class	$14.17	$34.46	$41.18	—	$14.17
Class A	$14.23	$34.46	$41.27	—	$14.23
Class B	$—	$33.93	$—	—	$13.80
Class C	$13.80	$33.92	$40.50	—	$13.80
Class I	$14.35	$34.53	$41.35	—	$14.35
Class R1	$—	$34.54	$41.39	—	$14.35
Class R2	$—	$34.48	$41.27	—	$14.23
Class R3	$—	$34.42	$41.16	—	$14.23
Class R6	$—	$34.53	$—	—	$14.35
Shares Outstanding
Investor Class	201,854	4,497,739	306,724	7,021,563	12,027,880
Class A	1,876,107	8,758,806	882,576	14,127,421	25,644,910
Class B	—	853,032	—	1,244,657	2,097,689
Class C	609,994	1,521,354	231,068	2,665,720	5,028,136
Class I	4,458,274	28,226,169	13,915,614	65,850,191	112,450,248
Class R1	—	341,133	133,535	731,169	1,205,837
Class R2	—	435,453	64,550	742,039	1,242,042
Class R3	—	91,789	60,883	245,433	398,105
Class R6	—	644,340	—	905,439	1,549,779

* As of the date of this Proxy Statement/Prospectus, the Acquiring Fund’s Class B, Class R1, Class R2, Class R3 and Class R6 shares have not yet commenced operations. Accordingly, there are not currently any Net Assets, Net Asset Value Per Share and Shares Outstanding for those share classes. Class B, Class R1, Class R2, Class R3 and Class R6 shares of the Acquiring Fund will not commence operations until the Reorganization.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting with respect to the Funds. If, however, any other matters are properly brought before the Special Meeting, the persons named on the accompanying proxy card will vote thereon in accordance with their best judgment.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Shareholders who wish to communicate with the Board should send communications in writing to the attention of the Secretary of MainStay Funds Trust at 51 Madison Avenue, New York, New York 10011, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.

VOTING INFORMATION

General

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board, on behalf of the Equity Fund and the Select Equity Fund to be used at the Special Meeting. This Proxy Statement, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Acquired Funds on or about February 27, 2017. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting, or any adjournment or postponement thereof. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. In the event a shareholder signs and returns the proxy but does not indicate his or her vote as to the Reorganization, such proxy will be voted “FOR” the Reorganization and in the discretion of the proxy holder with regard to any other proposal. Shareholders may also authorize your proxy on the Internet or by telephone, as described in the enclosed proxy card.

A proxy may be revoked at any time on or before the Special Meeting by: (1) written notice to the Secretary of MainStay Funds Trust at the address on the cover of this Proxy Statement; (2) delivering to MainStay Funds Trust a proxy with a later date; or (3) by attending and voting at the Special Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization.

Proxy Solicitor

All fees and expenses, including proxy expenses, incurred in connection with the completion of the Reorganization will be borne by New York Life Investments or Epoch. The proxy expenses are expected to range from $438,000 to $565,000.

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of NYLIM Service Company LLC (“NYLIM Service Company”), the Funds’ transfer agent and an affiliate of New York Life Investments, or by proxy soliciting firms retained by the Funds. D.F. King & Co., Inc., an AST One Company, (“D.F. King”), a proxy solicitor, has been retained to assist in the solicitation of proxy cards primarily by contacting shareholders by telephone and facsimile. By contract with the proxy solicitor, among other things, it will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third party shareholder information; and (iii) required to comply with applicable state telemarketing laws.

As the meeting date approaches, shareholders of the Acquired Funds may receive a call from a representative of NYLIM Service Company or D.F. King (each a “Solicitor”), if the Equity Funds or Select Equity Fund has not yet received its votes. Authorization to permit a Solicitor to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Acquired Funds believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, a Solicitor is required to obtain information from the shareholder to verify the shareholder’s identity and authority to vote the shares (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received this Proxy Statement in the mail.

Reorganization Expenses and Related Costs

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, or other similar expenses, incurred in connection with the completion of the Reorganization will be borne by New York Life Investments or Epoch and are expected to range from $513,000 to $640,000 (exclusive of brokerage expenses, transaction charges and related costs). The Funds and their shareholders will not pay any of the costs associated with the preparation of this proxy statement or the solicitation of proxies.

Direct costs associated with any portfolio transactions associated with the Reorganization (e.g., brokerage expenses, transaction charges and related costs) will be borne by New York Life Investments. In connection with the appointment of Epoch as interim subadvisor to both Acquired Funds, the Acquired Funds are expected to undergo portfolio turnover before the Shareholder Meeting. It is expected that 88% of the Equity Fund’s portfolio and 91% of the Select Equity Fund’s portfolio will be sold in connection with the appointment of Epoch as interim subadvisor. This turnover would be in addition to the normal portfolio turnover that would be experienced by the Acquired Funds as a result of its normal investment operations. The portfolio turnover anticipated to be necessary as a result of the Reorganization could potentially result in brokerage fees and related expenses that are estimated to be up to $68,000 and $168,000, or 0.01% and 0.01% or more of the net assets of the Equity Fund and Select Equity Fund, respectively.

It is anticipated that each Reorganization will qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither the Acquired Funds, the Acquiring Fund, nor their respective shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreements.

However, any securities transactions conducted in advance of the Reorganizations to align the portfolio holdings of each Acquired Fund with those of the Acquiring Fund may generate capital gains for the Acquired Funds, as applicable, based on market prices of the securities sold as of the date of the Proxy Statement/Prospectus. Any net capital gains in excess of capital loss carryforwards, to the extent available, would be distributed to shareholders of the Acquired Funds, as applicable, in advance of the Reorganizations. The estimated amount of distributable capital gains assuming all securities are sold is $69 million ($4.94 per share), or approximately 12% of net assets of the Equity Fund as of January 31, 2017, and $134 million ($3.49 per share), or approximately 9% of net assets of the Select Equity Fund as of January 31, 2017.

Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

Quorum Requirement

A quorum of shareholders is necessary to hold a valid meeting and to consider the proposals. The presence in person or by proxy of thirty-three and one-third percent (33-1/3%) of the shares of each of the Equity Fund and/or the Select Equity Fund entitled to vote shall constitute a quorum of that Fund at the Special Meeting.

Vote Required

Only shareholders of the Equity Fund will vote on the Equity Fund Reorganization and only shareholders of Select Equity Fund will vote on the Select Equity Fund Reorganization. Each proposed Reorganization is not contingent on each other or any other proposal. Approval of each Reorganization will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the fund, which is defined in the 1940 Act as the lesser of: (a) 67% or more of the voting securities of the fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy, or (b) more than 50% of the outstanding voting securities of the fund. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Effect of Abstentions and Broker “Non-Votes”

The Acquired Funds expect that, before the Special Meeting, broker/dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will have the same effect as shares voted against the proposals, which can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.

Adjournment

The Special Meeting may be adjourned from time to time by vote of a majority of the shares represented at the Special Meeting in person or by proxy, whether or not a quorum is present, and the Special Meeting may be held as adjourned within a reasonable time after the original date set for the Special Meeting without further notice. The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. Business may be conducted once a quorum is present and may continue until adjournment of the Special Meeting. If the Special Meeting is adjourned to another time or place, notice need not be given of the adjourned Special Meeting at which the adjournment is taken, unless a new record date of the adjourned Special Meeting is fixed. At any adjourned Special Meeting, the Trust may transact any business which might have been transacted at the original Special Meeting.

Future Shareholder Proposals

A shareholder may request inclusion of certain proposals for action in MainStay Funds Trust’s proxy statement and on MainStay Funds Trust’s proxy card for shareholder meetings, which the shareholder intends to introduce at such meeting. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to MainStay Funds Trust at 51 Madison Avenue, New York, New York 10010. Any shareholder proposals must be presented within a reasonable time before the proxy materials for the next meeting are sent to shareholders in order to be considered for inclusion in the proxy materials. The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. MainStay Funds Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or MainStay Funds Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

The Board knows of no matters other than those described in this Proxy Statement that will be brought before the Special Meeting. If, however, any other matters properly come before the Special Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy. The proxies, in their discretion, may vote upon such other matters as may properly come before the Special Meeting.

Vote of Fund Shares by New York Life Investments

The Trust also has four Asset Allocation Funds and six Retirement Funds (the “Allocation Funds”), which may invest in and own shares of each Fund directly. In that event, the Allocation Funds’ investment manager, New York Life Investments and/or its affiliates, has the discretion to vote all or some of each Fund’s shares on a proposal in accordance with the recommendations of an independent service provider or vote the shares in the same proportion as the other shareholders of each Fund. Each Fund has been advised by New York Life Investments that these shares would be voted pursuant to established policies and procedures designed to address potential conflicts of interest.

Householding

Unless you have instructed the Funds not to, only one copy of this proxy solicitation may be mailed to multiple shareholders of record of a Fund who share a mailing address (a “Household”). If you need additional copies of this proxy solicitation, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with a Fund, you may write to the Fund at MainStay Investments, 30 Hudson Street, Jersey City, New Jersey 07302 or by calling toll-free 800-MAINSTAY (624-6782). If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with a Fund, you may write to the Fund at MainStay Investments, 30 Hudson Street, Jersey City, New Jersey 07302 or by calling toll-free 800-MAINSTAY (624-6782).

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE EQUITY FUND AND THE SELECT EQUITY FUND APPROVE EACH REORGANIZATION.

APPENDIX A

The Form of Agreement and Plan of Reorganization has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Equity Fund or the Acquiring Fund. Accordingly, shareholders should not rely on the representations and warranties in the Agreement and Plan of Reorganization as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Agreement and Plan of Reorganization may be revised from that shown here prior to its execution, and may be amended after its execution.

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

mainstay ICAP EQUITY fund

MainStay EPOCH U.S. EQUITY YIELD FUND

The Board of Trustees of MainStay Funds Trust, a Delaware statutory trust, (the “Board”), deems it advisable that MainStay Epoch U.S. Equity Yield Fund (the “Acquiring Fund”) and MainStay ICAP Equity Fund (the “Acquired Fund”) engage in the reorganization described below. The Acquired Fund and the Acquiring Fund are both series of MainStay Funds Trust.

This agreement is intended to be and is adopted as a plan of reorganization and liquidation (the “Plan”) within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization and liquidation will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Investor Class, Class A, Class C and Class I shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of a registered open-end, management investment company and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board has determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Exchange for Acquiring Fund Shares, the Assumption of all of the Acquired Fund’s Liabilities and the Liquidation of the Acquired Fund

1.1        Subject to the requisite approval of the Acquired Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its respective assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2       The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (collectively, “Assets”).

1.3       The Acquired Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date as defined in paragraph 2.1 (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of the sum of its investment company taxable income (computed without regard to any deduction for dividends paid) plus realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4       Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to its respective shareholders of record with respect to each class of shares, determined as of immediately after the close of business on the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders, respectively, shall, with respect to each class, be equal to the aggregate net asset value of the shares of beneficial interest of the Acquired Fund (“Acquired Fund Shares”) of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.3. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5       Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent, as defined in paragraph 3.3. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s current prospectus.

1.6       Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (“SEC”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date.

2.	Valuation

2.1       The value of the Assets shall be the value of such Assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund, and valuation procedures established by the Board of the Acquired Fund

2.2       The net asset value of an Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional information, each as may be supplemented, and valuation procedures established by the Board of the Acquiring Fund.

2.3       The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Acquired Fund Shares, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the same class, determined in accordance with paragraph 2.2.

2.4       All computations of value shall be made by New York Life Investment Management LLC (“New York Life Investments”), in its capacity as administrator for the Acquired Fund and the Acquiring Fund, and shall be subject to confirmation by each Fund’s record keeping agent and by each Fund’s independent accountants.

3.	Closing and Closing Date

3.1       The Closing Date shall be on or about May 1, 2017 or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Plan (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. Eastern time. The Closing shall be held at the offices of the Funds or at such other time and/or place as the parties may agree.

3.2       MainStay Funds Trust shall direct State Street Bank and Trust Company as custodian for the Acquired Fund (“Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund, which Custodian also serves as the custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (“1940 Act”), in which the Acquired Fund’s Assets are deposited, the Acquired

Fund’s Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

3.3       MainStay Funds Trust shall direct NYLIM Service Company LLC, in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Closing Date a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund on the Closing Date, or provide other evidence satisfactory to the Acquired Fund as of the Closing Date that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4       In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	Representations and Warranties

4.1                Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer, MainStay Funds Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund, as follows:

(a)	The Acquired Fund is duly organized as a series of MainStay Funds Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under MainStay Funds Trust’s Declaration of Trust and By-Laws, as amended from time to time, to own all of its Assets and to carry on its business as it is now being conducted; and

(b)	MainStay Funds Trust is a registered open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act, and the registration of Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), and the 1940 Act, and such as may be required by state securities laws;

(d)	The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)	On the Closing Date, MainStay Funds Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, MainStay Funds Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f)	MainStay Funds Trust is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of its Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which MainStay Funds Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which MainStay Funds Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)	All material contracts or other commitments of the Acquired Fund (other than this Plan and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)	Except as otherwise disclosed in writing to and accepted by MainStay Funds Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. MainStay Funds Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)	The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund dated October 31, 2016 have been audited by KPMG LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)	Since October 31, 2016, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (k), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k)	On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)	For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income, determined without regard to any deduction for dividends paid, and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m)	All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by MainStay Funds Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares;

(n)	The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the this Plan will constitute a valid and binding obligation of MainStay Funds Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)	The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)	The combined Proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement on Form N-14 through the

Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.2                Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of MainStay Funds Trust, MainStay Funds Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund, as follows:

(a)	The Acquiring Fund is duly organized as series of MainStay Funds Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)	MainStay Funds Trust is a registered investment company classified as registered open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act, is in full force and effect;

(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)	The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)	On the Closing Date, MainStay Funds Trust, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f)	The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of MainStay Funds Trust’ Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which MainStay Funds Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which MainStay Funds Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

(g)	Except as otherwise disclosed in writing to and accepted by MainStay Funds Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against MainStay Funds Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. MainStay Funds Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;

(h)	The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund, dated October 31, 2016, have been audited by KPMG LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund, as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund, required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i)	Since October 31, 2016, there has not been any material adverse change in the Acquiring Fund, financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund, of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund, due to declines in market values of securities held by the Acquiring Fund, the discharge of liabilities, or the redemption of shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

(j)	On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)	For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund, has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its Federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

(l)	All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by MainStay Funds Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m)	The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of MainStay Funds Trust, on behalf of the Acquiring Fund, and this Plan will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)	The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

(o)	The information to be furnished by the Acquiring Fund for use in the registration statements and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)	The Proxy Statement to be included in the Registration Statement (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, on the effective date of the Registration Statement on Form N-14 through the date of the Special Meeting of Shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1       The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2       MainStay Funds Trust has called a Special Meeting of the Shareholders of the Acquired Fund to consider and act upon this Plan and has taken all other action necessary to obtain approval of the transactions contemplated herein.

5.3       The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.4       The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5       Subject to the provisions of this Plan, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.6       The Acquired Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of the Proxy Statement (referred to in paragraph 4.1(p)) to be included in a Registration Statement on Form N-14 (“Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.7       As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8       The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

5.9       MainStay Funds Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as MainStay Funds Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) MainStay Funds Trust’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) MainStay Funds Trust’s, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Plan.

5.10       The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of MainStay Funds Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at MainStay Funds Trust’s election, to the performance by MainStay Funds Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1       All representations and warranties of MainStay Funds Trust, on behalf of the Acquiring Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2       MainStay Funds Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to MainStay Funds Trust, and dated as of the Closing Date, to the effect that the representations and warranties of MainStay Funds Trust, on behalf of the Acquiring Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as MainStay Funds Trust shall reasonably request;

6.3       MainStay Funds Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by MainStay Funds Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4       The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of MainStay Funds Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at MainStay Funds Trust’s election, to the performance by MainStay Funds Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1       All representations and warranties of MainStay Funds Trust, on behalf of the Acquired Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2       MainStay Funds Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of MainStay Funds Trust;

7.3       MainStay Funds Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of MainStay Funds Trust, on behalf of the Acquired Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as MainStay Funds Trust shall reasonably request;

7.4       MainStay Funds Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by MainStay Funds Trust, on behalf of the Acquired Fund, on or before the Closing Date;

7.5       The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6       The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to MainStay Funds Trust, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

8.1       On the Closing Date no action, suit or other proceeding shall be pending or, to MainStay Funds Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.2       The Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of MainStay Funds Trust’s Declaration of Trust and By-Laws, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, MainStay Funds Trust, on behalf of either the Acquired Fund or the Acquiring Fund, respectively, may not waive the conditions set forth in this paragraph 8.2;

8.3       All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by MainStay Funds Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4       The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5       The parties shall have received the opinion of counsel to MainStay Funds Trust, on behalf of the Acquired Fund, substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to MainStay Funds Trust of representations it shall request of MainStay Funds Trust. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this paragraph 8.5.

9.	Indemnification

9.1       MainStay Funds Trust, out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

9.2       MainStay Funds Trust, out of the Acquired Fund’s assets and property, agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

10.	Brokerage Fees and Expenses

10.1       The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein, other than any brokerage fees and expenses incurred in connection with the Reorganization.

10.2       The expenses relating to the proposed Reorganization will be borne by either New York Life Investments or Epoch Investment Partners, Inc. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees and expenses of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	Entire Agreement; Survival of Warranties

11.1       MainStay Funds Trust agrees that it has not made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Plan constitutes the entire agreement between the parties.

11.2       The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.	Termination

This Plan may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

13.	Amendments

This Plan may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of MainStay Funds Trust, on behalf of either the Acquired Fund or the Acquiring Fund, respectively; provided, however, that following the Special Meeting of the Shareholders of the Acquired Fund called by MainStay Funds Trust, pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders, respectively, under this Plan to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Plan shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Funds, 51 Madison Avenue, New York, New York 10010, Attn: J. Kevin Gao, Chief Legal Officer and Secretary, in each case with a copy to Dechert LLP, 1900 K Street, NW Washington, DC 20006, Attn: Thomas C. Bogle, Esq.

15.	Headings; Governing Law; Assignment; Limitation of Liability

15.1       The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

15.2       This Plan shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

15.3       This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan. Except as expressly provided otherwise in this Plan, the parties hereto will bear the expenses relating to the Reorganization as set forth in Section 10.2 as mutually agreed upon.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the ____ day of ______, 2017.

MainStay Funds Trust On behalf of the Acquiring Fund: MainStay Epoch U.S. Equity Yield Fund	MainStay Funds TRUST On behalf of the Acquired Fund: MainStay ICAP Equity Fund

By: __________________	By: ____________________
Name: Stephen P. Fisher Title: President	Name: Stephen P. Fisher Title: President

New York Life Investments agrees to the provisions set forth in Section 15.3 of this Plan.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

By: ____________________
Name: Stephen P. Fisher Title: Senior Managing Director

APPENDIX B

The Form of Agreement and Plan of Reorganization has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Select Equity Fund or the Acquiring Fund. Accordingly, shareholders should not rely on the representations and warranties in the Agreement and Plan of Reorganization as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Agreement and Plan of Reorganization may be revised from that shown here prior to its execution, and may be amended after its execution.

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

mainstay ICAP SELECT EQUITY fund

MainStay EPOCH U.S. EQUITY YIELD FUND

The Board of Trustees of MainStay Funds Trust, a Delaware statutory trust, (the “Board”), deems it advisable that MainStay Epoch U.S. Equity Yield Fund (the “Acquiring Fund”) and MainStay ICAP Select Equity Fund (the “Acquired Fund”) engage in the reorganization described below. The Acquired Fund and the Acquiring Fund are both series of MainStay Funds Trust.

This agreement is intended to be and is adopted as a plan of reorganization and liquidation (the “Plan”) within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization and liquidation will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Class R6 shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of a registered open-end, management investment company and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board has determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Exchange for Acquiring Fund Shares, the Assumption of all of the Acquired Fund’s Liabilities and the Liquidation of the Acquired Fund

1.1       Subject to the requisite approval of the Acquired Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its respective assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2       The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (collectively, “Assets”).

1.3       The Acquired Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date as defined in paragraph 2.1 (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of the sum of its investment company taxable income (computed without regard to any deduction for dividends paid) plus realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4       Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to its respective shareholders of record with respect to each class of shares, determined as of immediately after the close of business on the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders, respectively, shall, with respect to each class, be equal to the aggregate net asset value of the shares of beneficial interest of the Acquired Fund (“Acquired Fund Shares”) of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.3. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5       Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent, as defined in paragraph 3.3. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s current prospectus.

1.6       Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (“SEC”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date.

2.	Valuation

2.1       The value of the Assets shall be the value of such Assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund, and valuation procedures established by the Board of the Acquired Fund

2.2       The net asset value of an Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional information, each as may be supplemented, and valuation procedures established by the Board of the Acquiring Fund.

2.3       The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Acquired Fund Shares, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the same class, determined in accordance with paragraph 2.2.

2.4       All computations of value shall be made by New York Life Investment Management LLC (“New York Life Investments”), in its capacity as administrator for the Acquired Fund and the Acquiring Fund, and shall be subject to confirmation by each Fund’s record keeping agent and by each Fund’s independent accountants.

3.	Closing and Closing Date

3.1       The Closing Date shall be on or about May 1, 2017 or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Plan (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. Eastern time. The Closing shall be held at the offices of the Funds or at such other time and/or place as the parties may agree.

3.2       MainStay Funds Trust shall direct State Street Bank and Trust Company as custodian for the Acquired Fund (“Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund, which Custodian also serves as the custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the

Custodian and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (“1940 Act”), in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

3.3       MainStay Funds Trust shall direct NYLIM Service Company LLC, in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Closing Date a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund on the Closing Date, or provide other evidence satisfactory to the Acquired Fund as of the Closing Date that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4       In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	Representations and Warranties

4.1              Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer, MainStay Funds Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund, as follows:

(a)	The Acquired Fund is duly organized as a series of MainStay Funds Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under MainStay Funds Trust’s Declaration of Trust and By-Laws, as amended from time to time, to own all of its Assets and to carry on its business as it is now being conducted; and

(b)	MainStay Funds Trust is a registered open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act, and the registration of Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), and the 1940 Act, and such as may be required by state securities laws;

(d)	The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)	On the Closing Date, MainStay Funds Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, MainStay Funds Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f)	MainStay Funds Trust is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of its Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which MainStay Funds Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which MainStay Funds Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)	All material contracts or other commitments of the Acquired Fund (other than this Plan and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)	Except as otherwise disclosed in writing to and accepted by MainStay Funds Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. MainStay Funds Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)	The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund dated October 31, 2016 have been audited by KPMG LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)	Since October 31, 2016, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (k), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k)	On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)	For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income, determined without regard to any deduction for dividends paid, and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m)	All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by MainStay Funds Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares;

(n)	The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the this Plan will constitute a valid and binding obligation of MainStay Funds Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)	The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)	The combined Proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired

Fund, will, on the effective date of the Registration Statement on Form N-14 through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.2             Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of MainStay Funds Trust, MainStay Funds Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund, as follows:

(a)	The Acquiring Fund is duly organized as series of MainStay Funds Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)	MainStay Funds Trust is a registered open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act, is in full force and effect;

(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)	The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)	On the Closing Date, MainStay Funds Trust, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f)	The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of MainStay Funds Trust’ Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which MainStay Funds Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which MainStay Funds Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

(g)	Except as otherwise disclosed in writing to and accepted by MainStay Funds Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against MainStay Funds Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. MainStay Funds Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;

(h)	The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund, dated October 31, 2016, have been audited by KPMG LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund, as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund, required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i)	Since October 31, 2016, there has not been any material adverse change in the Acquiring Fund, financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund, of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund, due to declines in market values of securities held by the Acquiring Fund, the discharge of liabilities, or the redemption of shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

(j)	On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)	For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund, has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its Federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income, determined without regard to any deduction for dividends paid, and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

(l)	All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by MainStay Funds Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m)	The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of MainStay Funds Trust, on behalf of the Acquiring Fund, and this Plan will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)	The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

(o)	The information to be furnished by the Acquiring Fund for use in the registration statements and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)	The Proxy Statement to be included in the Registration Statement (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, on the effective date of the Registration Statement on Form N-14 through the date of the Special Meeting of Shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1       The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2       MainStay Funds Trust has called a Special Meeting of the Shareholders of the Acquired Fund to consider and act upon this Plan and has taken all other action necessary to obtain approval of the transactions contemplated herein.

5.3       The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.4       The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5       Subject to the provisions of this Plan, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.6       The Acquired Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of the Proxy Statement (referred to in paragraph 4.1(p)) to be included in a Registration Statement on Form N-14 (“Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.7       As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8       The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

5.9       MainStay Funds Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as MainStay Funds Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) MainStay Funds Trust’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) MainStay Funds Trust’s, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Plan.

5.10       The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of MainStay Funds Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at MainStay Funds Trust’s election, to the performance by MainStay Funds Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1       All representations and warranties of MainStay Funds Trust, on behalf of the Acquiring Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2       MainStay Funds Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to MainStay Funds Trust, and dated as of the Closing Date, to the effect that the representations and warranties of MainStay Funds Trust, on behalf of the Acquiring Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as MainStay Funds Trust shall reasonably request;

6.3       MainStay Funds Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by MainStay Funds Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4       The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of MainStay Funds Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at MainStay Funds Trust’s election, to the performance by MainStay Funds Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1       All representations and warranties of MainStay Funds Trust, on behalf of the Acquired Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2       MainStay Funds Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of MainStay Funds Trust;

7.3       MainStay Funds Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of MainStay Funds Trust, on behalf of the Acquired Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as MainStay Funds Trust shall reasonably request;

7.4       MainStay Funds Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by MainStay Funds Trust, on behalf of the Acquired Fund, on or before the Closing Date;

7.5       The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6       The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to MainStay Funds Trust, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

8.1       On the Closing Date no action, suit or other proceeding shall be pending or, to MainStay Funds Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.2       The Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of MainStay Funds Trust’s Declaration of Trust and By-Laws, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, MainStay Funds Trust, on behalf of either the Acquired Fund or the Acquiring Fund, respectively, may not waive the conditions set forth in this paragraph 8.2;

8.3       All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by MainStay Funds Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4       The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5       The parties shall have received the opinion of counsel to MainStay Funds Trust, on behalf of the Acquired Fund, substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to MainStay Funds Trust of representations it shall request of MainStay Funds Trust. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this paragraph 8.5.

9.	Indemnification

9.1       MainStay Funds Trust, out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

9.2       MainStay Funds Trust, out of the Acquired Fund’s assets and property, agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

10.	Brokerage Fees and Expenses

10.1      The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein, other than any brokerage fees and expenses incurred in connection with the Reorganization.

10.2       The expenses relating to the proposed Reorganization will be borne by either New York Life Investments or Epoch Investment Partners, Inc. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees and expenses of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	Entire Agreement; Survival of Warranties

11.1       MainStay Funds Trust agrees that it has not made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Plan constitutes the entire agreement between the parties.

11.2       The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.	Termination

This Plan may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

13.	Amendments

This Plan may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of MainStay Funds Trust, on behalf of either the Acquired Fund or the Acquiring Fund, respectively; provided, however, that following the Special Meeting of the Shareholders of the Acquired Fund called by MainStay Funds Trust, pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders, respectively, under this Plan to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Plan shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Funds, 51 Madison Avenue, New York, New York 10010, Attn: J. Kevin Gao, Chief Legal Officer and Secretary, in each case with a copy to Dechert LLP, 1900 K Street, NW Washington, DC 20006, Attn: Thomas C. Bogle, Esq.

15.	Headings; Governing Law; Assignment; Limitation of Liability

15.1       The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

15.2       This Plan shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

15.3       This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan. Except as expressly provided otherwise in this Plan, the parties hereto will bear the expenses relating to the Reorganization as set forth in Section 10.2 as mutually agreed upon.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the ____ day of ______, 2017.

MainStay Funds Trust On behalf of the Acquiring Fund: MainStay Epoch U.S. Equity Yield Fund	MainStay Funds TRUST On behalf of the Acquired Fund: MainStay ICAP Select Equity Fund

By: __________________	By: ____________________
Name: Stephen P. Fisher Title: President	Name: Stephen P. Fisher Title: President

New York Life Investments agrees to the provisions set forth in Section 15.3 of this Plan.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

By: ____________________
Name: Stephen P. Fisher Title: Senior Managing Director

APPENDIX C

MORE ABOUT INVESTMENT STRATEGIES AND RISKS

Information about the principal investments, investment practices and principal risks of the Equity Fund, Select Equity Fund and Acquiring Fund appears at the beginning of this Proxy Statement/Prospectus. The information below further describes the investment practices and risks pertinent to the Funds. Some of the Funds may use the investments/strategies discussed below more than other Funds. Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Funds’ SAI.

American Depositary Receipts (“ADRs”)

The Funds may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a “depositary”), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by the depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities. Generally, ADRs are treated by the Funds the same as foreign securities.

Derivative Transactions

The Funds may enter into derivative transactions, or “derivatives,” which may include options, forwards, futures, options on futures and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor is incorrect about its expectations of changes to the underlying securities, in interest rates, currencies, indices or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using derivatives, there is a risk that a Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In the event of the bankruptcy or insolvency of a counterparty, a Fund could experience the loss of some or all of its investment in a derivative or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. A Fund may also incur fees and expenses in enforcing its rights. Certain derivatives are subject to mandatory clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make derivatives transactions risk-free.

In addition, certain derivative transactions can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. Investments in derivatives may increase or accelerate the amount of taxable income of a Fund or result in the deferral of losses that would otherwise be recognized by a Fund in determining the amount of dividends distributable to shareholders. As series of an investment company registered with the Securities and Exchange Commission (“SEC”), the Funds must maintain reserves of liquid assets or enter into offsetting transactions to “cover” obligations with respect to certain kinds of derivative instruments. In addition, a Fund’s use of derivatives (including covered call options and covered put options) may (i) cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) (ii) preclude the Fund from designating a portion of its distributions as qualified dividend income (generally taxed at long-term capital gains rates with respect to non-corporate shareholders) or as eligible for the corporate dividends received deduction that would otherwise be eligible for such designations if the Fund had not used such instruments.

Emerging Markets

The risks of foreign investments (or exposure to foreign investments) are usually much greater when they are made in (or result in exposure to) emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience high rates of inflation and currency devaluations, which may adversely affect returns. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the U.S., such as price to earnings ratios, may not apply to certain emerging markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which companies in developed countries are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. Some emerging countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit a Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets. Sometimes, they may lack, or be in the relatively early development of, legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between parties in the U.S. and parties in emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Equity Securities

Certain Funds may invest in equity securities for capital appreciation or other reasons. Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When a Fund buys the equity securities of a corporation it becomes a part owner of the issuing corporation. Equity securities may be bought on domestic stock exchanges, foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including (without limitation) common stocks, preferred stocks, ADRs, and real estate investment trusts.

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in equity securities include (without limitation):

•	Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

•	Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

•	Security selection: A portfolio manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Fund’s holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

Exchange-Traded Funds (“ETFs”)

To the extent a Fund may invest in securities of other investment companies, the Fund may invest in shares of ETFs, including affiliated ETFs. ETFs are investment companies that trade like stocks. The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund’s investment in ETFs. In addition, an actual trading market may not develop for an ETF’s shares and the listing exchange may halt trading of an ETF’s shares. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. A Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for its portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Fund.

A Fund may invest in ETFs, among other reasons, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in that Fund’s Prospectus and the relevant SAI.

Foreign Securities

Generally, foreign securities are issued by companies organized outside the U.S. and are traded primarily in markets outside the U.S., but foreign debt securities may be traded on bond markets or over-the-counter markets in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Foreign securities may be domiciled in the U.S. and traded on a U.S. market, but possess elements of foreign risk. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders and, as a result, a Fund may have limited or no legal recourse with respect to foreign securities. In addition, investments in emerging market countries present unique and greater risks than those presented by investments in countries with developed securities markets and more advanced regulatory systems. See “Emerging Markets” above.

Many of the foreign securities in which the Funds invest will be denominated or quoted in a foreign currency. Devaluation of a currency by a country’s government or banking authority will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. Changes in foreign currency exchange rates will also affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds’ assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See “Risk Management Techniques” below.

Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)

To the extent a Fund may invest in foreign securities, a Fund may invest in GDRs and EDRs. GDRs and EDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. GDRs and EDRs may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities.

Illiquid and Restricted Securities

A Fund’s investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid or restricted securities is that they may be difficult to sell.

Securities and other investments purchased by a Fund may be illiquid at the time of purchase, or liquid at the time of purchase and may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Securities may also be less liquid (i.e. harder to sell) because of trading preferences, such as a buyer disfavoring purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its limit on illiquid instruments. In the event that this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument. Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Fund’s Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a Fund’s NAV. In addition, the value of illiquid securities that subsequently become liquid may increase, positively affecting a Fund’s NAV. Fund performance attributable to variations in liquidity are not necessarily an indication of future performance. For more information on fair valuation, please see “Fair Valuation and Portfolio Holdings Disclosure.”

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws.

Lending of Portfolio Securities

The Funds may lend their portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Funds’ Board. In determining whether to lend securities, the Manager or the Subadvisors or its/their agent, will consider relevant facts and circumstances, including the creditworthiness of the borrower. Securities lending involves the risk that a Fund may lose money in the event that the borrower fails to return the securities to the Fund in a timely manner or at all. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Furthermore, as with other extensions of credit, a Fund could lose its rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Fund.

Other Investment Companies

A Fund may invest in other investment companies, including open-end funds, closed-end funds, and ETFs. A Fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. The Fund might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the Fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the Fund’s objective and investment program.

The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Real Estate Investment Trusts (“REITs”)

The Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency. A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or could fail to maintain its exemption from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences.

Small-Cap and Mid-Cap Stocks

The general risks associated with equity securities and liquidity risk are particularly pronounced for stocks of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Stocks of small-capitalization and mid-capitalization companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Generally, the smaller the company, the greater these risks become.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions, or abnormal circumstances (such as large cash inflows or anticipated large redemptions) for temporary defensive purposes or for liquidity purposes and for brief or prolonged periods, each Fund may invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, each Fund may also invest without limit in cash, money market securities or other investments.

Value Stocks

Certain Funds may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such “value stocks” may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what the Fund’s portfolio manager believes is their full value or that they may go down in value. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of that company’s stock may decline or may not approach the value that the portfolio manager anticipates.

In addition to the principal investments described above, the Funds may invest or engage in the following:

Convertible Securities

Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Initial Public Offerings (“IPOs”)

Certain Funds may invest in securities that are made available in IPOs. IPO securities may be volatile, and the Funds cannot predict whether investments in IPOs will be successful. As a Fund grows in size, the positive effect of IPO investments on the Fund may decrease.

Large Transaction Risks

From time to time, the Funds may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on a Fund’s performance if the Fund were required to sell securities, invest cash or hold significant cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a Fund’s transaction costs.

Master Limited Partnerships (“MLPs”)

Certain Funds may invest in MLPs. MLPs are limited partnerships in which ownership interests are publicly traded and are operated under the supervision of one or more general partners. Investments in MLPs carry many of the risks inherent in investing in a partnership. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in an MLP. Limited partners may also have more limited control and limited rights to vote on matters affecting the MLP. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of an investment in the Fund and lower income.

Portfolio Turnover

Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies, certain Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in the relevant summary sections for each Fund and the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. A Fund with a high turnover rate (at or over 100%) often will have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you’ll pay taxes, even if you don’t sell any shares by year-end).

Regulatory Risk

Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing a Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practice. For example, many of the changes required by the Dodd-Frank Wall Street Reform and Consumer Protection Act could materially impact the value of assets the Fund holds. Certain regulatory authorities may also prohibit or restrict the ability of a Fund to engage in certain derivative transactions or short-selling of certain securities. Although there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Fund may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

Risk Management Techniques

Various techniques can be used to increase or decrease a Fund’s exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a Fund’s portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as “hedging.” If the Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Technology Stock Risk

A Fund may invest in technology companies. Such investments may be subject to various risks, including risks relating to falling prices and profits, competition from new domestic and international market entrants, difficulty in obtaining financing and general economic conditions. In addition, the products of technology companies may face obsolescence associated with rapid technological developments and innovation, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. The profitability of technology companies, and a Fund’s investment in such companies, may be particularly vulnerable to changing market demand, research and development costs and availability and price of components and related commodities, which may be influenced or characterized by unpredictable factors. In addition, technology stocks historically have experienced unusually wide price swings, thus potentially causing a Fund’s performance to be more volatile than a Fund not invested in technology companies.

Other information about the Funds:

Investment Policies and Objectives

The Funds have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds have each adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in that Fund’s Principal Investment Strategies section. This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. A Fund’s policy to invest at least 80% of its assets in such a manner is “non-fundamental,” which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The Funds have adopted a policy to provide a Fund’s shareholders with at least 60 days’ prior notice of any changes in a Fund’s non-fundamental investment policy with respect to investments of the type suggested by its name.

Each Fund’s investment objective is non-fundamental and may be changed without shareholder vote.

A Fund may invest its net assets in ETFs whose underlying securities are similar to those in which the Fund may invest directly, and count such holdings toward various guideline tests (such as the 80% test required under Rule 35d-1 under the 1940 Act).

APPENDIX D

Shareholder Guide

The following pages are intended to provide information regarding how to buy and sell shares of the MainStay Funds and to help you understand the costs associated with buying, holding and selling your MainStay Fund investments. Not all of the MainStay Funds discussed below are offered in this proxy Statement/Prospectus. Furthermore, certain share classes are not available for all MainStay Funds or to all investors.

The information described in this Shareholder Guide is available free of charge by calling toll-free 800-MAINSTAY (624-6782) or by visiting our website at mainstayinvestments.com. The information contained in or otherwise accessible through the referenced website (as referenced in other parts of this Prospectus) does not form part of this Prospectus. For additional details, please contact your financial adviser or the MainStay Funds free of charge by calling toll-free 800-MAINSTAY (624-6782).

Please note that shares of the MainStay Funds are generally not available for purchase by foreign investors, except to certain qualified investors. The MainStay Funds reserve the right to: (i) pay dividends from net investment income and distributions from net capital gains in a check mailed to any investor who becomes a non-U.S. resident; and (ii) redeem shares and close the account of an investor who becomes a non-U.S. resident.

SIMPLE IRA Plan accounts and certain other retirement plan accounts may not be eligible to invest in certain MainStay Funds, and may only be eligible to hold Investor Class shares.

The following terms are used in this Shareholder Guide:

•	"MainStay Asset Allocation Funds" collectively refers to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund.
•	“MainStay Cushing Funds” collectively refers to the MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund and MainStay Cushing Energy Income Fund.
•	"MainStay Epoch Funds" collectively refers to the MainStay Epoch Capital Growth Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund and MainStay Epoch International Small Cap Fund.
•	"MainStay International/Global Equity Funds" collectively refers to the MainStay Emerging Markets Opportunities Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay ICAP International Fund, MainStay Epoch International Small Cap Fund, MainStay International Equity Fund and MainStay International Opportunities Fund.
•	"MainStay Mixed Asset Funds" collectively refers to the MainStay Balanced Fund, MainStay Convertible Fund, and MainStay Income Builder Fund.
•	“MainStay Municipal/Tax Advantaged Bond Funds” collectively refers to the MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund and MainStay Tax Free Bond Fund.
•	"MainStay Target Date Funds" collectively refers to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund.
•	"MainStay Taxable Bond Funds" collectively refers to the MainStay Gobal High Income Fund, MainStay Floating Rate Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay Indexed Bond Fund, MainStay Money Market Fund, MainStay Short

Duration High Yield Fund, MainStay Total Return Bond Fund and MainStay Unconstrained Bond Fund.

•	"MainStay U.S. Equity Funds" collectively refers to the MainStay Common Stock Fund, MainStay Cornerstone Growth Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch U.S. Small Cap Fund, MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund, MainStay Large Cap Growth Fund, MainStay MAP Fund, MainStay S&P 500 Index Fund and MainStay U.S. Equity Opportunities Fund.
•	The Board of Trustees of MainStay Funds Trust and the Board of Trustees of The MainStay Funds are collectively referred to as the "Board."
•	The Investment Company Act of 1940, as amended, is referred to as the "1940 Act."
•	New York Life Investment Management LLC is referred to as the "Manager" or "New York Life Investments."
•	New York Life Insurance Company is referred to as "New York Life."
•	NYLIM Service Company LLC is referred to as the "Transfer Agent" or "NYLIM Service Company."
•	NYLIFE Distributors LLC, the MainStay Funds’ principal underwriter and distributor, is referred to as the "Distributor" or "NYLIFE Distributors."
•	The New York Stock Exchange is referred to as the "Exchange."
•	Net asset value is referred to as "NAV."
•	The Securities and Exchange Commission is referred to as the "SEC."
•	Automated Clearing House, the electronic process by which shares may be purchased or redeemed, is referred to as “ACH.”

BEFORE YOU INVEST — DECIDING WHICH CLASS OF SHARES TO BUY

The MainStay Funds offer Investor Class, and Class A, C, I, R1, R2, R3 and R6 shares, as applicable. Effective February 28, 2017, Class B shares are closed to all new purchases and additional investments. Each share class of a MainStay Fund represents an interest in the same portfolio of securities, has the same rights and is identical in all respects to the other classes, except that, to the extent applicable, each class also bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from the Fund’s sales arrangements. In addition, each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon the number of shares of a MainStay Fund you choose to purchase, how you wish to purchase shares of a MainStay Fund and the MainStay Fund in which you wish to invest, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial adviser. Important factors to consider include:

•	how much you plan to invest;
•	how long you plan to hold your shares;
•	the total expenses associated with each class of shares; and
•	whether you qualify for any reduction or waiver of the sales charge, if any.

As with any business, operating a mutual fund involves costs. There are regular operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees, among others. These operating costs are typically paid from the assets of a MainStay Fund, and thus, all investors in the MainStay Funds indirectly share the costs. The expenses for each MainStay Fund are presented in the Funds’ respective Prospectuses in the tables entitled, "Fees and

Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, such as distribution and/or service (12b-1) fees, the fees payable for transfer agency services or certain other expenses, the costs may be allocated differently among the share classes.

In addition to the direct expenses that a MainStay Fund bears, MainStay Fund shareholders indirectly bear the expenses of the other funds in which the MainStay Fund invests ("Underlying Funds"), where applicable. The tables entitled "Fees and Expenses of the Fund" reflect a MainStay Fund's estimated indirect expenses from investing in Underlying Funds based on the allocation of the MainStay Fund's assets among the Underlying Funds during the MainStay Fund's most recent fiscal year. These expenses may be higher or lower over time depending on the actual investments of the MainStay Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.

In some cases, the Total Annual Fund Operating Expenses reflected in the tables entitled "Fees and Expenses of the Fund" may differ in part from the amounts shown in the Financial Highlights section of the applicable Prospectuses, which reflect only the operating expenses of a MainStay Fund for its prior fiscal year and do not include the MainStay Fund's share of the fees and expenses of any Underlying Fund.

12b-1 and Shareholder Service Fees

Most significant among the class-specific costs are:

•	Distribution and/or Service (12b-1) Fee—named after the SEC rule that permits their payment, 12b-1 fees are paid by a class of shares as compensation to the Distributor for distribution and/or shareholder services such as marketing and selling MainStay Fund shares, compensating brokers and others who sell MainStay Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.
•	Shareholder Service Fee—this fee covers certain services provided to retirement plans investing in Class R1, Class R2 and Class R3 shares that are not included under a MainStay Fund's 12b-1 plan, such as certain account establishment and maintenance, order processing, and communication services.

An important point to keep in mind about 12b-1 fees and shareholder service fees, which are paid out of Fund assets on an ongoing basis, is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about these fees.

Sales Charges

In addition to regular operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial adviser for helping you with your investment decisions. The MainStay Funds typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each MainStay Fund are presented earlier in the respective Fund Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

•	Initial Sales Charge—also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Investor Class and Class A shares that is used to compensate the Distributor and/or your financial adviser for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the initial amount available to purchase MainStay Fund shares.
•	Contingent Deferred Sales Charge—also known as a "CDSC" or "back-end sales load," refers to a charge that is deducted from the proceeds when you redeem MainStay Fund shares (that is, sell shares back to the MainStay Fund). The amount of CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of purchase, the Distributor typically pays your financial adviser a commission up-front. In part to compensate the Distributor for this expense, you will pay a higher ongoing 12b-1 fee over time. Subsequently, these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail later in this Shareholder Guide in the section “Information on Sales Charges.” The following table provides a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes

	Class A1	Investor Class[1]	Class B1, 2	Class C1	Class I	Class R1	Class R2	Class R3	Class R6
Initial sales charge	Yes	Yes	None	None	None	None	None	None	None
Contingent deferred sales charge	None[3]	None[3]	Sliding scale during the first six years after purchase[4]	1% on sale of shares held for one year or less[5]	None	None	None	None	None
Ongoing distribution and/or service (12b-1) fees	0.25%	0.25%	0.75%[6] distribution and 0.25% service (1.00% total)[7]	0.75%[6] distribution and 0.25% service (1.00% total) [7]	None	None	0.25%	0.25% distribution and 0.25% service (0.50% total)	None
Shareholder service fee	None	None	None	None	None	0.10%	0.10%	0.10%	None
Conversion feature	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]
Purchase maximum[9]	None	None	$100,000	$1,000,000[10]	None	None	None	None	None
1.	Class A, Investor Class, Class B and Class C shares of the MainStay Money Market Fund are sold with no initial sales charge or CDSC and have no annual 12b-1 fees.
2.	Class B shares are closed to all new purchases and additional investments.
3.	No initial sales charge applies on investments of $1 million or more ($250,000 or more with respect to MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund and MainStay Tax Free Bond Fund; or $500,000 or more with respect to MainStay Floating Rate Fund and MainStay Short Duration High Yield Fund). A CDSC of 1.00% may be imposed, however, on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. A CDSC of 1.00% may be imposed on certain redemptions made within one year (18 months with respect to MainStay Short Duration High Yield Fund) of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers" below.
4.	The CDSC period for MainStay Floating Rate Fund is a sliding scale during the first four years after purchase.
5.	18 months or less with respect to MainStay Short Duration High Yield Fund.
6.	0.25% for MainStay California Tax Free Opportunities Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund.
7.	0.50% for MainStay California Tax Free Opportunities Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund.
8.	See the sections discussing Share Class Considerations and the section entitled "Buying, Selling, Converting and Exchanging Fund Shares—Conversions Between Share Classes" for more information on the voluntary and/or automatic conversions that apply to each share class.
9.	Does not apply to purchases by certain retirement plans.
10.	$250,000 or more for MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund and MainStay Tax Free Bond Fund, or $500,000 or more for MainStay Floating Rate Fund and MainStay Short Duration High Yield Fund.

The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, certain MainStay Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial adviser. Generally, however, Investor Class shares or Class A shares are more economical if you intend to invest larger amounts and hold your shares long-term (more than six years, for most MainStay Funds). Class C shares may be more economical if you intend to hold your shares for a shorter term (six years or less, for most MainStay Funds). Class I and Class R6 shares are the most economical, regardless of amount invested or intended holding period. Class I shares are offered only to certain institutional investors or through certain financial intermediary accounts or retirement plans. Class R6 shares are generally available only to certain retirement plans that trade on an omnibus level. Class R1, R2 and R3 shares are available only to certain employer-sponsored retirement plans.

If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly in the MainStay Funds by submitting an application. Please see the section entitled “How to Open Your Account” in this Shareholder Guide and the Statement of Additional Information (“SAI”) for details.

Investor Class Share Considerations

•	Your Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis. If, at that time, the value of your Investor Class shares in any one MainStay Fund equals or exceeds $25,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay’s systematic withdrawal plan or systematic exchange program), whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of that MainStay Fund will be automatically converted into Class A shares. Eligible Investor Class shares may also convert upon request. Please note that, in most cases, you may not aggregate your holdings of Investor Class shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) to qualify for this conversion feature. Certain holders of Investor Class shares are not subject to this automatic conversion feature. For more information, please see the SAI.
•	Please also note that if your account balance falls below $25,000 ($15,000 in the case of investors with $100,000 or more invested in the MainStay Funds combined, regardless of share class), whether by shareholder action or change in market value, after conversion to Class A shares or you otherwise no longer qualify to hold Class A shares, your account may be converted automatically to Investor Class shares. Please see "Class A Share Considerations" for more details.
•	Investor Class shares generally have higher expenses than Class A shares. By maintaining your account balance in a MainStay Fund at or above $25,000 ($15,000 in the case of investors with $100,000 or more invested in the MainStay Funds combined, regardless of share class), you will continue to be eligible to hold Class A shares of the MainStay Fund. If the value of your account is below this amount, you may consider increasing your account balance to meet this minimum to qualify for Class A shares. In addition, if you have accounts with multiple MainStay Funds whose values aggregate to at least $25,000 ($15,000 in the case of investors with $100,000 or more invested in the MainStay Funds combined, regardless of share class), you may consider consolidating your accounts into a MainStay Asset Allocation Fund account to qualify for Class A shares, if such action is consistent with your investment program.
•	Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

•	When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge varies based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers").
•	Since some of your investment goes to pay an up-front sales charge when you purchase Investor Class shares, you will purchase fewer shares than you would with the same investment in certain other share classes. However, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher distribution and/or service (12b-1) fee and incremental expenses associated with each such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent a MainStay Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Investor Class shares. As a result, you are usually better off purchasing Investor Class shares rather than Class B or Class C shares and paying an up-front sales charge if you:
—	plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or
—	qualify for a reduced or waived sales charge.

Class A Share Considerations

•	Generally, Class A shares have a minimum initial investment amount of $25,000 per MainStay Fund. Class A share balances are examined Fund-by-Fund on a semi-annual basis. If at that time the value of your Class A shares in any one MainStay Fund is less than $25,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay's systematic withdrawal plan or systematic exchange program, and $15,000 in the case of investors with $100,000 or more invested in the MainStay Funds combined, regardless of share class), whether by shareholder action or change in market value, or if you are otherwise no longer eligible to hold Class A shares, your Class A shares of that MainStay Fund will be converted automatically into Investor Class shares. Please note that you may not aggregate holdings of Class A shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to avoid this conversion feature.
•	Please note that if you qualify for the $15,000 minimum initial investment, you must maintain aggregate investments of $100,000 or more in the MainStay Funds, regardless of share class, and an account balance at or above $15,000 per MainStay Fund to avoid having your account automatically convert into Investor Class shares. Certain holders of Class A shares are not subject to this automatic conversion feature. For more information, please see the SAI.
•	Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.
•	When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers").
•	Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you will purchase fewer shares than you would with the same investment in other share classes. However, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher distribution and/or service (12b-1) fee and incremental expenses associated with each such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent a MainStay Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Class A shares. As a result, you are usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you:

—	plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or
—	qualify for a reduced or waived sales charge.

Class B Share Considerations

•	Effective February 28, 2017, Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the applicable exchange privileges. Class B shareholders will continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of Class B shares, including but not limited to the fees and expenses applicable to Class B shares, will remain unchanged. Unless redeemed, Class B Shares shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
•	When Class B shares were offered, no initial sales charge was incurred upon investment in Class B shares. However, you will pay higher ongoing distribution and/or service (12b-1) fees over the life of your investment. Over time these fees may cost you more than paying an initial sales charge on Investor Class or Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.
•	You should consult with your financial adviser to assess your Class B share investments in light of your particular circumstances.
•	In most circumstances, you will pay a CDSC if you sell Class B shares within six years (four years with respect to MainStay Floating Rate Fund) of buying them (see "Information on Sales Charges"). Exchanging Class B shares into the MainStay Money Market Fund may impact your holding period. Please see “Exchanging Shares Among MainStay Funds” for more information. There are exceptions, which are described in the SAI.
•	Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.
•	If you intend to hold your shares less than six years (four years with respect to MainStay Floating Rate Fund), Class C shares will generally be more economical than Class B shares of most MainStay Funds.
•	When you sell Class B shares of a MainStay Fund, to minimize your sales charges, the MainStay Funds first redeem the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.
•	Class B shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, eight years (four years with respect to MainStay Floating Rate Fund) after the date they were purchased. This reduces distribution and/or service (12b-1) fees from 1.00% to 0.25% of average daily net assets (or from 0.50% to 0.25% with respect to MainStay California Tax Free Opportunities Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund). Exchanging Class B shares into the MainStay Money Market Fund may impact your eligibility to convert at the end of the calendar quarter, eight years (four years with respect to MainStay Floating Rate Fund) after the date they were purchased. Please see “Exchanging Shares Among MainStay Funds” for more information.

•	Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate this share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.

Class C Share Considerations

•	You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing distribution and/or service (12b-1) fees over the life of your investment.
•	In most circumstances, you will pay a 1.00% CDSC if you redeem shares held for one year or less (18 months with respect to MainStay Short Duration High Yield Fund). Exchanging Class C shares may impact your holding period. Please see “Exchanging Shares Among MainStay Funds” for more information.
•	When you sell Class C shares of a MainStay Fund, to minimize your sales charges, the MainStay Funds first redeem the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.
•	Unlike Class B shares, Class C shares do not automatically convert to Investor Class or Class A shares. As a result, long-term Class C shareholders will pay higher ongoing distribution and/or service (12b-1) fees over the life of their investment.
•	The MainStay Funds will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more ($250,000 or more with respect to MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund and MainStay Tax Free Bond Fund, or $500,000 or more with respect to MainStay Floating Rate Fund and MainStay Short Duration High Yield Fund).

Class I Share Considerations

•	You pay no initial sales charge or CDSC on an investment in Class I shares.
•	You do not pay any ongoing distribution and/or service (12b-1) fees.
•	You may buy Class I shares if you are an:
—	Institutional Investor
▪	Certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through the Distributor or its affiliates;
▪	Certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf;
▪	Clients transacting through financial intermediaries that purchase Class I shares through: (i) fee-based accounts that charge such clients an ongoing fee for advisory, investment, consulting or similar services; or (ii) a no-load network or platform that has entered into an agreement with the Distributor or its affiliates to offer Class I shares through a no-load network or platform.

—	Individual Investor who is initially investing at least $5 million in any single MainStay Fund: (i) directly with the MainStay Fund; or (ii) through certain private banks and trust companies that have an agreement with the Distributor or its affiliates;
—	Existing Class I Shareholder; or
—	Existing or retired MainStay Funds Board Member, current Portfolio Manager of a MainStay Fund or an employee of a Subadvisor.
▪	The MainStay Asset Allocation Funds and MainStay Target Date Funds may only invest in Class I shares.

Class R1, Class R2, Class R3 and Class R6 Share Considerations

•	You pay no initial sales charge or CDSC on an investment in Class R1, Class R2, Class R3 or Class R6 shares.
•	You pay ongoing shareholder service fees for Class R1, Class R2 and Class R3 shares. You also pay ongoing distribution and/or service (12b-1) fees for Class R2 and Class R3 shares.
•	You do not pay ongoing shareholder service fees or ongoing distribution and/or service fees (12b-1) fees for Class R6 shares.
•	Class R1, Class R2 and Class R3 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with the Distributor, including:
—	Section 401(a) and 457 plans;
—	Certain Section 403(b)(7) plans;
—	Section 401(k), profit sharing, money purchase pension, Keogh and defined benefit plans; and
—	Non-qualified deferred compensation plans.
•	Only certain retirement accounts may invest in Class R6 shares. However, the Fund reserves the right in its sole discretion to waive this eligibility requirement. The following are examples of eligible retirement accounts provided that in each case the plan trades on an omnibus level:
—	Section 401(a) and 457 plans;
—	Certain Section 403(b)(7) plans;
—	Section 401(k), profit sharing, money purchase pension and defined benefit plans; and
—	Non-qualified deferred compensation plans.

INVESTMENT MINIMUMS AND ELIGIBILITY REQUIREMENTS

The following minimums apply if you are investing in a MainStay Fund. A minimum initial investment amount may be waived for purchases by the Board members and directors and employees of New York Life and its affiliates and subsidiaries. The MainStay Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAI for additional information.

Investor Class Shares

All MainStay Funds except MainStay Absolute Return Multi-Strategy Fund, MainStay California Tax Free Opportunities Fund, MainStay Cornerstone Growth Fund, MainStay Cushing Funds, MainStay Emerging Markets Opportunities Fund, MainStay Epoch Funds, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Short Duration High Yield Fund:

•	$1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or
•	if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except MainStay Money Market Fund, which requires an initial investment amount of $1,000).

MainStay Absolute Return Multi-Strategy Fund, MainStay California Tax Free Opportunities Fund, MainStay Cornerstone Growth Fund, MainStay Cushing Funds, MainStay Emerging Markets Opportunities Fund, MainStay Epoch Funds, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Short Duration High Yield Fund:

•	$2,500 minimum for initial and $50 minimum for subsequent purchases of any of these MainStay Funds, or
•	if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class A Shares

•	$25,000 minimum initial investment with no minimum subsequent purchase amount requirement for any single MainStay Fund; or
•	$15,000 minimum initial investment with no minimum subsequent purchase amount for investors who, in the aggregate, have assets of $100,000 or more invested in any share class of any of the MainStay Funds. To qualify for this investment minimum, all aggregated accounts must be tax reportable under the same tax identification number. You may not aggregate your holdings with the holdings of any other person or entity to qualify for this investment minimum. Please note that accounts held through financial intermediary firms (such as a broker/dealer, financial adviser or other type of institution) may not be aggregated to qualify for this investment minimum. We will only aggregate those accounts held directly with the MainStay Funds.

Please note that if you qualify for this reduced minimum, you must also maintain aggregate assets of $100,000 or more invested in any share classes of any of the MainStay Funds and an account balance at or above $15,000 per MainStay Fund to avoid having your Class A account automatically convert into Investor Class shares.

•	There is no minimum initial investment and no minimum subsequent investment for Class A shares of the MainStay Money Market Fund if all of your other accounts contain Class A shares only.
•	Please note that if at any time you hold any class of shares other than Class A shares, your holdings in the MainStay Money Market Fund will immediately become subject to the applicable investment minimums, subsequent purchase minimums and subsequent conversion features for Class A shares.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation's Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment only plan accounts; directors and employees of New York Life and its affiliates; investors who obtained their Class A shares through certain reorganizations (including holders of Class P shares of any of the predecessor funds to the MainStay Epoch Funds as of November 16, 2009); and subsidiaries and employees of the subadvisors to any of the MainStay Funds are not subject to the minimum investment requirement for Class A shares. See the SAI for additional information.

Class C Shares

All MainStay Funds except MainStay Absolute Return Multi-Strategy Fund, MainStay California Tax Free Opportunities Fund, MainStay Cornerstone Growth Fund, MainStay Cushing Funds, MainStay Emerging Markets Opportunities Fund, MainStay Epoch Funds, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Short Duration High Yield Fund:

•	$1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or
•	if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except MainStay Money Market Fund, which requires an initial investment amount of $1,000).

MainStay Absolute Return Multi-Strategy Fund, MainStay California Tax Free Opportunities Fund, MainStay Cornerstone Growth Fund, MainStay Cushing Funds, MainStay Emerging Markets Opportunities Fund, MainStay Epoch Funds, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Short Duration High Yield Fund:

•	$2,500 minimum for initial and $50 minimum for subsequent purchases of any of these MainStay Funds, or
•	if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class I Shares

•	Individual Investors—$5 million minimum for initial purchases of any single MainStay Fund and no minimum subsequent purchase amount in any MainStay Fund; and
•	Institutional Investors, the MainStay Funds' existing and retired Board Members, current Portfolio Managers of the MainStay Funds and employees of Subadvisors—no minimum initial or subsequent purchase amounts in any MainStay Fund.

Please note that Class I shares may not be available for initial or subsequent purchases through certain financial intermediary firms, investment platforms or in certain types of investment accounts. See the SAI for additional information.

Class R1, Class R2, Class R3 and Class R6 Shares

If you are eligible to invest in Class R1, Class R2, Class R3 or Class R6 shares of the MainStay Funds, there are no minimum initial or subsequent purchase amounts.

INFORMATION ON SALES CHARGES

Investor Class Shares and Class A Shares

The initial sales charge you pay when you buy Investor Class shares or Class A shares differs depending upon the MainStay Fund you choose and the amount you invest, as indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers". Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or paid to your financial intermediary firm as a concession. Investor Class shares and Class A shares of MainStay Money Market Fund are not subject to a sales charge.

MainStay Absolute Return Multi-Strategy Fund, MainStay Balanced Fund, MainStay Common Stock Fund, MainStay Conservative Allocation Fund, MainStay Convertible Fund, MainStay Cornerstone Growth Fund, MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund, MainStay Cushing Energy Income Fund, MainStay Emerging Markets Opportunities Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay ICAP International Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Growth Allocation Fund, MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund, MainStay Income Builder Fund, MainStay International Equity Fund, MainStay International Opportunities Fund, MainStay Large Cap Growth Fund, MainStay MAP Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund, MainStay Retirement 2060 Fund and MainStay U.S. Equity Opportunities Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None

1.	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2.	No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers" below.

MainStay Indexed Bond Fund and MainStay S&P 500 Index Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.50%	2.56%	2.25%
$250,000 to $499,999	2.00%	2.04%	1.75%
$500,000 to $999,999	1.50%	1.52%	1.25%
$1,000,000 or more[2]	None	None	None
1.	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2.	No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers" below.

MainStay Gobal High Income Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay Total Return Bond Fund and MainStay Unconstrained Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None
1.	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2.	No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers" below.

MainStay Floating Rate Fund and MainStay Short Duration High Yield Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.00%	2.04%	1.75%
$250,000 to $499,999	1.50%	1.52%	1.25%
$500,000 or more[2]	None	None	None
1.	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2.	No sales charge applies on investments of $500,000 or more. A contingent deferred sales charge of 1.00% may be imposed, however, on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year (18 months with respect to MainStay Short Duration High Yield Fund) of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers" below.

MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 or more[2]	None	None	None
1.	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2.	No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 1.00% may be imposed, however, on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers" below.

MainStay Tax Advantaged Short Term Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $250,000	1.00%	1.01%	1.00%
$250,000 or more[2]	None	None	None
1.	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2.	No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 1.00% may be imposed, however, on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers" below.

Class B Shares

Effective February 28, 2017, Class B shares are closed to all new purchases and additional investments. Class B shares were sold without an initial sales charge. However, if Class B shares are redeemed within six years (four years with respect to MainStay Floating Rate Fund) of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described below. Additionally, Class

B shares have higher ongoing distribution and/or service (12b-1) fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. Class B shares of MainStay Money Market Fund are not subject to a sales charge. The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

All MainStay Funds which offer Class B Shares (except MainStay Floating Rate Fund)

For shares sold in the:	Contingent deferred sales charge (CDSC) as a % of amount redeemed subject to charge
First year	5.00%
Second year	4.00%
Third year	3.00%
Fourth year	2.00%
Fifth year	2.00%
Sixth year	1.00%
Thereafter	None

MainStay Floating Rate Fund

For shares sold in the:	Contingent deferred sales charge (CDSC) as a % of amount redeemed subject to charge
First year	3.00%
Second year	2.00%
Third year	2.00%
Fourth year	1.00%
Thereafter	None

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase (18 months with respect to MainStay Short Duration High Yield Fund), a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described below. Additionally, Class C shares have higher ongoing distribution and/or service (12b-1) fees and, over time, these fees may cost you more than paying an initial sales charge. The Class C share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares. Class C shares of MainStay Money Market Fund are not subject to a sales charge.

Computing Contingent Deferred Sales Charge on Class B and Class C Shares

A CDSC may be imposed on redemptions of Class B and Class C shares of a MainStay Fund, at the rates previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C share account to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (four years with respect to MainStay Floating Rate Fund) or Class C shares during the preceding year (18 months with respect to MainStay Short Duration High Yield Fund). The CDSC is calculated based on the lesser of the offering price or the market value of the shares being sold.

However, no CDSC will be imposed to the extent that the NAV of the Class B or Class C shares redeemed does not exceed:

•	the current aggregate NAV of Class B or Class C shares of the MainStay Fund purchased more than six years (four years with respect to MainStay Floating Rate Fund) prior to the redemption for Class B shares or more than one year (18 months with respect to MainStay Short Duration High Yield Fund) prior to the redemption for Class C shares; plus

•	the current aggregate NAV of Class B or Class C shares of the MainStay Fund purchased through reinvestment of dividends or capital gain distributions; plus
•	increases in the NAV of the investor's Class B or Class C shares of the MainStay Fund above the total amount of payments for the purchase of Class B or Class C shares of the MainStay Fund made during the preceding six years (four years with respect to MainStay Floating Rate Fund) for Class B shares or one year (18 months with respect to MainStay Short Duration High Yield Fund) for Class C shares.

There are exceptions, which are described below.

SALES CHARGE REDUCTIONS AND WAIVERS

The MainStay Funds make available (free of charge) information regarding sales charge reductions and waivers on our website at mainstayinvestments.com/prices.

Reducing the Initial Sales Charge on Investor Class Shares and Class A Shares

You may be eligible to buy Investor Class and Class A shares of the MainStay Funds at one of the reduced sales charge rates shown in the tables above through a Right of Accumulation or a Letter of Intent, as briefly described below. You may also be eligible for a waiver of the initial sales charge as set forth below. Each MainStay Fund reserves the right to modify or eliminate these programs at any time. However, please note the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class or Class A shares. More information on Investor Class and Class A share sales charge discounts is available in the SAI or on the internet at mainstayinvestments.com on the Funds’ web page.

• Right of Accumulation

A Right of Accumulation allows you to reduce the initial sales charge as shown in the tables above by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Investor Class, Class A, Class B, or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Money Market Fund, investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan. For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $15,000 in a MainStay Fund, using your Right of Accumulation you can invest that $15,000 in Investor Class or Class A shares (if eligible) and pay the reduced sales charge rate normally applicable to a $110,000 investment. For more information please see the SAI.

• Letter of Intent

Whereas the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse or children under age 21 intend to make in the near future. A Letter of Intent is a written statement of your intention to purchase Investor Class, Class A, Class B or Class C shares of one or more MainStay Funds (excluding investments of non-commissioned shares in the MainStay Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class or Class A shares (if eligible) of the MainStay Funds purchased during that period. You can also apply a Right of Accumulation to these purchases.

Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares purchased. A certain portion of your shares will be held in escrow by the Transfer Agent for this purpose. For more information please see the SAI.

• Your Responsibility

To receive the reduced sales charge, you must inform the Transfer Agent of your eligibility and holdings at the time of your purchase if you are buying shares directly from the MainStay Funds. If you are buying MainStay Fund shares through a financial intermediary firm, you must tell your financial adviser of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.

To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Transfer Agent or your financial adviser a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse or your children under age 21, as described above. The Transfer Agent or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current NAV per share to determine what Investor Class or Class A sales charge rate you may qualify for on your current purchase. If you do not inform the Transfer Agent or your financial adviser of all of your MainStay Fund holdings or planned MainStay Fund purchases that make you eligible for a sales charge reduction or do not provide requested documentation, you may not receive the discount to which you are otherwise entitled.

"Spouse," with respect to a Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include one of the following: (i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; (ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or (iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Purchases at Net Asset Value

A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its current and former Board Members; New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members); individuals and other types of accounts purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker/dealer, investment advisor or financial institution having a contractual relationship with New York Life Investments); employees (and immediate family members) of the Funds’ Subadvisors. Also, any employee or registered representative of an authorized financial intermediary firm (and immediate family members) and any employee of Boston Financial Data Services that is assigned to the Fund may purchase a Fund's shares at NAV without payment of any sales charge. Class A shares or Investor Class shares may be purchased without an initial sales load by qualified tuition programs operating under Section 529 of the Internal Revenue Code.

In addition, Class A share purchases and Investor Class share purchases of Funds in an amount less than $1,000,000 by defined contribution plans, other than 403(b)(7) TSA plans, that are sponsored by employers with 50 or more participants are treated as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a CDSC of 1% on shares redeemed within one year (18 months with respect to the MainStay Short Duration High Yield Fund) of the date of purchase.

Class A shares of the Funds also may be purchased at NAV, without payment of any sales charge, by shareholders:

(i)	who owned Service Class shares of a series of Eclipse Trust or certain series of MainStay Funds Trust, as of December 31, 2003, and who are invested directly with and have maintained their account with the Fund;
(ii)	who owned Class P shares of certain Epoch Funds as of the closing date of the Reorganization and who are invested directly with and have maintained their account with the Fund;
(iii)	who invest through certain group retirement or other benefit plans (other than IRA plans) that invest directly with the Funds or through a financial intermediary or service provider that has a contractual arrangement with the Distributor or an affiliate, and that meet certain criteria, including:
•	have 50 or more participants; or
•	more than $1,000,000 in assets; or
•	hold either Class A or Investor Class and Class B shares as a result of the Class B share conversion feature.

However, Class A shares or Investor Class shares purchased through a group retirement or other benefit plan (other than IRA plans) may be subject to a CDSC upon redemption. If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in multiple share classes.

(iv) who invest through 529 Plans (also available for Investor Class).

Purchases Through Financial Intermediaries

The MainStay Funds have authorized financial intermediary firms (such as a broker/dealer, financial adviser or financial institution) (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, together with the purchase price of the shares, it is considered received by the MainStay Funds and will be priced at the next computed NAV. Financial intermediary firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts, share class eligibility and exchange privileges.

Please read their program materials for any special provisions or additional service features that may apply to investing in the MainStay Funds through these firms.

Contingent Deferred Sales Charge on Certain Investor Class and Class A Share Redemptions

A CDSC of 1.00% may be imposed on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. A CDSC of 1.00% may be imposed on certain redemptions made within one year (18 months with respect to MainStay Short Duration High Yield Fund) of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on such purchases from its own resources.

Waivers of Contingent Deferred Sales Charges

Purchases of Class A and Investor Class shares at NAV through financial services firms or by certain persons that are affiliated with or have a relationship with New York Life or its affiliates will not be subject to a CDSC. In addition, the CDSC on subject Class A, Investor Class, Class B and Class C shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, Qualified Domestic Relations Orders ("QDROs") and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions (based on MainStay holdings only) at age 70½ for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a

MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code for accounts held directly with a Fund; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year (18 months with respect to Class A, Investor Class and Class C shares of the MainStay Short Duration High Yield Fund) following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan for accounts held directly with the Fund used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic systematic withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class A, Investor Class, Class B and Class C shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; and (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates.

Other Waivers

There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

For information about these considerations, call your financial adviser or the Transfer Agent toll free at 800-MAINSTAY (624-6782); see our website at mainstayinvestments.com (click on the name of the Fund); and read the information under "Purchase, Redemption, Exchanges and Repurchase—Contingent Deferred Sales Charge, Investor Class and Class A" in the SAI.

INFORMATION ON FEES

Rule 12b-1 Plans

Each MainStay Fund (except the MainStay Money Market Fund) has adopted a distribution plan under Rule 12b-1 of the 1940 Act for certain classes of shares pursuant to which distribution and/or service (12b-1) fees are paid to the Distributor. Rule 12b-1 fees are calculated and accrued daily and paid monthly. The Investor Class, Class A and Class R2 12b-1 plans typically provide for payment for distribution and/or service activities of up to 0.25% of the average daily net assets of Investor Class, Class A or Class R2 shares, respectively. The Class B and Class C 12b-1 plans each provide for payment of 0.75% for distribution and/or 0.25% for service activities for a total 12b-1 fee of up to 1.00% of the average daily net assets of Class B and Class C shares, respectively (0.50% for MainStay California Tax Free Opportunities Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund). The Class R3 12b-1 plan typically provides for payment of 0.25% for distribution and/or 0.25% for service activities for a total 12b-1 fee of up to 0.50% of the average daily net assets of Class R3 shares. The distribution activities portion of the fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of MainStay Fund shares. The service activities portion of the fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The portion of the 12b-1 fee dedicated to service activities is in addition to the 0.10% of annual net assets paid from the Shareholder Services Plan, with regard to certain classes, as discussed in the section entitled "Shareholder Services Plans." The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because 12b-1 fees are ongoing, over time they will increase the cost of an investment in the MainStay Fund and may cost more than some types of sales charges.

Shareholder Services Plans

Each MainStay Fund that offers Class R1, Class R2 or Class R3 shares has adopted a Shareholder Services Plan with respect to those classes. Under the terms of the Shareholder Services Plans, each MainStay Fund's Class R1, Class R2 or Class R3 shares are authorized to pay to New York Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1, Class R2 or Class R3 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Class R1, Class R2 or Class R3 shares of such MainStay Fund.

Pursuant to the Shareholder Services Plans, each MainStay Fund's Class R1, Class R2 or Class R3 shares may pay for shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the MainStay Fund and may cost more than certain types of sales charges. With respect to the Class R2 and R3 shares, these services are in addition to those services that may be provided under the Class R2 or Class R3 12b-1 plan.

Small Account Fee

Several of the MainStay Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the MainStay Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually, as discussed below). The fee may be deducted directly from your account balance. This small account fee will not apply to certain types of accounts including:

•	Class A share, Class I share, Class R1 share, Class R2 share, Class R3 share and Class R6 share accounts, retirement plan services bundled accounts and investment-only retirement accounts;
•	accounts with active AutoInvest plans where the MainStay Funds deduct funds directly from the client's checking or savings account;
•	New York Life Investments SIMPLE IRA Plan Accounts and SEP IRA Accounts that have been funded/established for less than 1 year;
•	certain 403(b)(7) accounts;
•	accounts serviced by unaffiliated financial intermediary firms or third-party administrators (other than New York Life Investments SIMPLE IRA Plan Accounts); and
•	certain Investor Class accounts where the small account balance is due solely to the conversion from Class B shares.

This small account fee will be deducted in $10 increments on or about March 1st and September 1st of each year. For accounts with balances of less than $10, the remaining balance will be deducted and the account will be closed. The MainStay Funds may, from time to time, consider and implement additional measures to increase the average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the MainStay Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

Compensation to Financial Intermediary Firms

Financial intermediary firms and their associated financial advisers are paid in different ways for the services they provide to the MainStay Funds and shareholders. Such compensation may vary depending upon the MainStay Fund sold, the amount invested, the share class purchased, the amount of time that shares are held and/or the services provided.

The Distributor may pay sales concessions to financial intermediary firms, as described in the tables under “Information on Sales Charges” above, on the purchase price of Investor Class or Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that it pays to financial intermediary firms as a sales concession. The Distributor or an affiliate, from its/their own resources, also may pay a finder’s fee or other compensation up to 1.00% of the purchase price of Investor Class or Class A shares, sold at NAV, to financial intermediary firms at the time of sale. The Distributor may pay a sales concession of up to 4.00% on purchases of Class B shares to financial intermediary firms at the time of sale. The Distributor may pay a sales concession of up to 1.00% on purchases of Class C shares to financial intermediary firms at the time of sale.

For share classes that have adopted a 12b-1 plan, the Distributor may also pay, pursuant to the 12b-1 plan, distribution-related and other service fees to qualified financial intermediary firms for providing certain shareholder services.

In addition to the payments described above, the Distributor or an affiliate may pay from its/their own resources additional fees to certain financial intermediary firms, including an affiliated broker/dealer, in connection with the sale of any class of MainStay Fund shares (other than Class R6) and/or shareholder or account servicing arrangements. The amount paid to financial intermediary firms pursuant to these sales and/or servicing fee arrangements varies and may involve payments of up to 0.25% on new sales and/or up to 0.35% annually on assets held or fixed dollar amounts according to the terms of the agreement between the Distributor and/or its affiliate and the financial intermediary. The Distributor or an affiliate may make these payments based on factors including, but not limited to, the distribution potential of the financial intermediary, the types of products and programs offered by the financial intermediary, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary. Such payments may qualify a MainStay Fund for preferred status with the financial intermediary receiving the payments or provide the representatives of the Distributor with access to representatives of the financial intermediary’s sales force, in some cases on a preferential basis over the mutual funds and/or representatives of the Funds’ competitors.

The Distributor, from its own resources or from those of an affiliate, also may reimburse financial intermediary firms in connection with their marketing activities supporting the MainStay Funds. To the extent permitted under applicable U.S. Securities and Exchange Commission and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisers and may make other payments or allow other promotional incentives or payments to financial intermediaries.

Wholesaler representatives of the Distributor communicate with financial intermediary firms on a regular basis to educate financial advisers about the MainStay Funds and to encourage the advisers to recommend the purchase of MainStay Fund shares to their clients. The Distributor, from its own resources or from those of an affiliate, may absorb the costs and expenses associated with these efforts, which may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the MainStay Funds, which may vary based on the MainStay Funds being promoted and/or which financial intermediary firms and/or financial advisers are involved in selling Fund shares or are listed on Fund accounts.

To the extent that financial intermediaries receiving payments from the Distributor or an affiliate sell more shares of the MainStay Funds or retain more shares of the Funds for their clients’ accounts, New York Life Investments and its affiliates benefit from the incremental management and other fees they receive with respect to those assets.

In addition to the payments described above, NYLIM Service Company or an affiliate may make payments to financial intermediary firms that provide sub-transfer agency and other administrative services in addition to supporting distribution of the MainStay Funds. NYLIM Service Company uses a portion of the transfer agent fees it receives from the Funds to make these sub-transfer agency and other administrative payments. To the extent that the fee amounts payable by NYLIM Service Company or an affiliate for such sub-transfer agency and other administrative services exceed the corresponding transfer agent fees that the Funds pay to NYLIM Service Company, then NYLIM Service Company or an affiliate will pay the difference from its own resources. In connection with these arrangements, NYLIM Service Company may retain a portion of the fees for the sub-transfer agency oversight, support and administrative services it provides.

For Class R6 shares, no compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources. Class R6 shares do not provide for the payment of sales commissions, Rule 12b-1 fees, or other compensation to financial intermediaries for their efforts in assisting in the sale of, or in selling the Fund’s shares.

Although financial firms that sell MainStay Fund shares may execute brokerage transactions for a MainStay Fund’s portfolio, the MainStay Funds, New York Life Investments and MainStay Fund subadvisors do not consider the sale of MainStay Fund shares as a factor when choosing financial firms to effect portfolio transactions for the MainStay Funds.

The types and amounts of payments described above can be significant to the financial intermediary. Payments made from the Distributor’s or an affiliate’s resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisers may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of MainStay Fund shares. Payments made from the Distributor’s or an affiliate’s own resources are not reflected in tables in the “Fees and Expenses of the Fund” section of the prospectus because the payments are not made by the Funds.

For more information regarding the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial adviser. You should also review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial adviser.

BUYING, SELLING, CONVERTING AND EXCHANGING FUND SHARES
HOW TO OPEN YOUR ACCOUNT

Investor Class, Class A or Class C Shares

Return your completed MainStay Funds application in good order with a check payable to the MainStay Funds for the amount of your investment to your financial adviser or directly to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same MainStay Fund. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares we will treat your application as being in good order, but will invest you in Class A shares of the same MainStay Fund.

 Good order means all the necessary information, signatures and documentation have been fully completed. With respect to a redemption request, good order generally means that a letter must be signed, by the record owner(s) exactly as the shares are registered, and a Medallion Signature Guarantee may be required. See “Medallion Signature Guarantees” below. In cases where a redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to NYLIM Service Company must be submitted before the redemption request will be processed.

Class I, Class R1, Class R2, Class R3 and Class R6 Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan, Keogh or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I, Class R1, Class R2, Class R3 or Class R6 shares of the MainStay Funds.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account.

Special Note for MainStay Target Date Funds

The MainStay Target Date Funds are generally sold to retirement plans and individual retirement accounts only through certain financial intermediaries.

All Classes

You buy shares at NAV (plus, for Investor Class and Class A shares, any applicable front-end sales charge). NAV is generally calculated by each MainStay Fund as of the Fund’s close (usually 4:00 pm Eastern time) on the Exchange every day the Exchange is open. The MainStay Funds do not usually calculate their NAVs on days when the Exchange is scheduled to be closed. When you buy shares, you must pay the NAV next calculated after we receive your purchase request in good order. Alternatively, the MainStay Funds have arrangements with certain financial intermediary firms whereby purchase requests through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a MainStay Fund's NAV next computed after receipt in good order of the purchase request by these entities. Such financial intermediary firms are responsible for timely and accurately transmitting the purchase request to the MainStay Funds.

If the Exchange is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the Exchange has an unscheduled early closing on a day it has opened for business, a MainStay Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as New York Life Investments believes there generally remains an adequate market to obtain reliable and accurate market quotations. On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, a MainStay Fund reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until, and calculate a Fund’s NAV as of, such earlier closing time.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account. Please note that your bank may charge a fee for wire transfers.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the MainStay Funds, or your financial adviser on their behalf, must obtain the following information for each person who opens a new account:

•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social security number or taxpayer identification number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the MainStay Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the MainStay Funds may restrict your ability to purchase additional shares until your identity is verified. The MainStay Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

CONVERSIONS BETWEEN SHARE CLASSES

In addition to any automatic conversion features described above in this Shareholder Guide with respect to Investor Class, Class A and Class B shares, you generally may also elect on a voluntary basis to convert:

•	Investor Class shares into Class A shares, or Investor Class shares that are no longer subject to a CDSC into Class I shares, of the same MainStay Fund, subject to satisfying the eligibility requirements of Class A or Class I shares.
•	Class A shares that are no longer subject to a CDSC into Class I shares of the same MainStay Fund, subject to satisfying the eligibility requirements of Class I shares.
•	Class C shares that are no longer subject to a CDSC into Class A or Class I shares of the same MainStay Fund to facilitate participation in a fee-based advisory program, subject to satisfying the eligibility requirements of Class A or Class I shares.

Also, you generally may elect on a voluntary basis to convert your Investor Class, Class A or Class C shares that are no longer subject to a CDSC, or Class I, Class R1, Class R2 or Class R3 shares, into Class R6 shares of the same MainStay Fund, subject to satisfying the eligibility requirements of Class R6 shares.

These limitations do not impact any automatic conversion features described elsewhere in this Shareholder Guide with respect to Investor Class, Class A and Class B shares. An investor may directly or through his or her financial intermediary contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. Class B shares are ineligible for a voluntary conversion. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may be converted automatically back to your original share class. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

Opening Your Account – Individual Shareholders

	How	Details
By wire:

You or your financial adviser should call us toll-free at 800-MAINSTAY (624-6782) to obtain an account number and wiring instructions. Wire the purchase amount to:

State Street Bank and Trust Company

• ABA #011-0000-28

• MainStay Funds (DDA #99029415)

• Attn: Custody and Shareholder Services

Please take note of the applicable minimum initial investment amounts for your Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

Your bank may charge a fee for the wire transfer. An application must be received by NYLIM Service Company within three business days.

By mail:

Return your completed MainStay Funds Application with a check for the amount of your investment to:

MainStay Funds

P.O. Box 8401

Boston, MA 02266-8401

Send overnight orders to:

MainStay Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum initial investment amounts for your Fund and share class.

Be sure to write on your check:

• name(s) of investor(s); and

• MainStay Fund name and share class.

Buying additional shares of the MainStay Funds – Individual Shareholders

	How	Details
By wire:	Wire the purchase amount to: State Street Bank and Trust Company • ABA #011-0000-28 • MainStay Funds (DDA #99029415) • Attn: Custody and Shareholder Services

Please take note of the applicable minimum investment amounts for your Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

Your bank may charge a fee for the wire transfer.

By phone:	Call, or have your financial adviser call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open to make an ACH purchase.

Eligible investors can purchase shares by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum investment amounts for your Fund and share class.

Be sure to write on your check:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

By internet:	Visit us at mainstayinvestments.com

Eligible investors can purchase shares via ACH by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

Selling Shares – Individual Shareholders

	How	Details
By contacting your financial adviser:		• You may sell (redeem) your shares through your financial adviser or by any of the methods described below.
By phone:	To receive proceeds by check: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available.

• Generally, after receiving your sell order by phone, we will send a check to the account owner at the owner's address of record the next business day, although it may take up to seven days to do so. Generally, we will not send checks to addresses on record for 30 days or less.

• The maximum order we can process by phone is $100,000.

To receive proceeds by wire: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by bank wire to your bank account on file the next business day, although it may take up to seven days to do so. Your bank may charge you a fee to receive the wire transfer.

• We must have your bank account information on file.

• There is an $11 fee for wire redemptions, except no fee applies to redemptions of Class I shares.

• Generally, the minimum wire transfer amount is $1,000.

To receive proceeds electronically by ACH: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by ACH transfer to your designated bank account on file the next business day, although it may take up to seven days to do so.

• We must have your bank account information on file.

• After we initiate the ACH transfer, proceeds may take 2-3 business days to reach your bank account.

• The MainStay Funds do not charge fees for ACH transfers.

• The maximum ACH transfer amount is $100,000.

By mail:	Address your order to: MainStay Funds	Write a letter of instruction that includes: • your name(s) and signature(s);

P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

• your account number;

• MainStay Fund name and share class; and

• dollar amount or share amount you want to sell.

A Medallion Signature Guarantee may be required.

There is a $15 fee for Class A shares ($25 fee for Investor Class, Class B and Class C shares) for checks mailed to you via overnight service.

By internet:	Visit us at mainstayinvestments.com

GENERAL POLICIES

The following are our general policies regarding the purchase and sale of MainStay Fund shares. The MainStay Funds reserve the right to change these policies at any time. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you.

Buying Shares

•	All investments must be in U.S. dollars with funds drawn on a U.S. bank. We generally will not accept payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.
•	Generally, we do not accept third-party checks, and we reserve the right to limit the number of checks processed at one time.
•	MainStay may not allow investments in accounts that do not have a correct address for the investor.
•	If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a MainStay Fund incurs as a result. Your account will also be charged a $20 fee for each returned check or canceled ACH purchase. In addition, a MainStay Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.
•	A MainStay Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.
•	The MainStay Funds do not issue share certificates at this time.
•	To buy shares by wire the same day, we generally must receive your wired money by 4:00 pm Eastern time. Your bank may charge a fee for the wire transfer.
•	To buy shares electronically via ACH, generally call before 4:00 pm Eastern time to buy shares at the current day's NAV.

Selling Shares

•	Your shares will be sold at the next NAV calculated after we receive your request in good order. We will make the payment, less any applicable CDSC, within seven days after receiving your request in good order.
•	If you buy shares by check or by ACH purchase and quickly decide to sell them, MainStay Funds may withhold payment for up to 10 days from the date the check or ACH purchase order is received.
•	When you sell Class B or Class C shares, or Investor Class or Class A shares when applicable, MainStay Funds will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.
•	We may suspend the right to redeem shares of any MainStay Fund and may postpone payment for any period beyond seven days:
—	during which the Exchange is closed other than customary weekend and holiday closings or during which trading on the Exchange is restricted;
—	when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable;
—	as the SEC may by order permit for the protection of the security holders of MainStay Funds; or
—	at any other time as the SEC, laws or regulations may allow.

•	In addition, in the case of the MainStay Money Market Fund, the Board may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. The Board also may suspend redemptions and irrevocably approve the liquidation of the MainStay Money Market Fund as permitted by applicable law.
•	Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the MainStay Funds take reasonable measures to verify the order.
•	Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.
•	We require a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with us.
•	We require a written order to sell shares and a Medallion Signature Guarantee if:
—	the proceeds from the sale are to be wired and we do not have on file required bank information to wire funds;
—	the proceeds from the sale are being sent via wire or ACH to bank information that was added or changed within the past 30 days;
—	the proceeds from the sale will exceed $100,000 to the address of record;
—	the proceeds of the sale are to be sent to an address other than the address of record;
—	the account was designated as a lost shareholder account within 30 days of the redemption request; or
—	the proceeds are to be payable to someone other than the registered account holder(s).
•	In the interests of all shareholders, we reserve the right to:
—	change or discontinue exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;
—	change or discontinue the systematic withdrawal plan upon notice to shareholders;
—	close accounts with balances less than $250 invested in Investor Class shares or $750 invested in all other classes of shares (by redeeming all shares held and sending proceeds to the address of record); and/or
—	change the minimum investment amounts.
•	There is no fee for wire redemptions of Class I shares.
•	Call before 4:00 pm Eastern time to generally sell shares at the current day's NAV.
•	Calls received after 4:00 pm Eastern time will receive the following business day’s NAV.

MainStay Money Market Fund

The MainStay Money Market Fund intends to qualify as a “retail money market fund” under Rule 2a-7 under the 1940 Act or the rules governing money market funds. A “retail money market fund” is a type of money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons.

As a “retail money market fund,” the Fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons. In order to be eligible to invest in the Fund, you may be required to furnish the Fund or your financial intermediary with certain information (e.g., Social Security Number or government-issued identification, such as a driver’s license or passport) that confirms your eligibility to invest in the Fund. Accounts that are not beneficially owned by natural persons (for example, accounts not associated with a Social Security Number), such as those opened by businesses, including small businesses, defined benefit plans and endowments, are not eligible to invest in the Fund and the Fund may deny purchases of Fund shares by such accounts.

Natural persons may invest in the Fund through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; individual retirement accounts; simplified employee pension arrangements; simple retirement accounts; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; Archer medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment power held by the natural person beneficial owner, notwithstanding having an institutional decision maker making day-to-day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts).

Financial intermediaries are required to take steps to remove any shareholders on behalf of whom they hold shares in the Fund that are not eligible to invest in, or are no longer eligible to invest in, the Fund. Further, financial intermediaries may only submit purchase orders if they have implemented policies and procedures reasonably designed to limit all investors on behalf of whom they submit orders to accounts beneficially owned by natural persons. Financial intermediaries may be required by the Fund or a service provider to provide a written statement or other representation that they have in place, and operate in compliance with, such policies and procedures prior to submitting purchase orders.

The Fund may involuntarily redeem investors that do not satisfy the eligibility requirements for a “retail money market fund” or accounts that the Fund cannot confirm to its satisfaction are beneficially owned by natural persons. Neither the Fund, the Manager nor the Subadvisor will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Additional Information

Wiring money to the MainStay Funds reduces the time a shareholder must wait before redeeming shares. Wired funds are generally available for redemption on the next business day. A 10-day hold may be placed on purchases made by check or ACH payment from the date the purchase is received, making them unavailable for immediate redemption.

You may receive confirmations that describe your transactions. You should review the information in the confirmation statements carefully. If you notice an error, you should call the MainStay Funds or your financial adviser immediately. If you or your financial adviser fails to notify the MainStay Funds within one year of the transaction, you may be required to bear the costs of correction.

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. If you invest through a third party—bank, broker/dealer, 401(k), financial adviser or financial supermarket—there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the return to investors who purchase through financial intermediaries may be less than the return earned by investors who invest in a MainStay Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time any of the MainStay Funds may close and reopen to new investors or new share purchases at their discretion. Due to the nature of their portfolio investments, certain MainStay Funds may be more likely to close and reopen than others. If a MainStay Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the MainStay Fund, your account will be closed and you will not be able to make any additional investments in that MainStay Fund. If a MainStay Fund is closed to new investors, you may not exchange shares of other MainStay Funds for shares of that MainStay Fund unless you are already a shareholder of such MainStay Fund.

It is important that the MainStay Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to a MainStay Fund. It is the responsibility of an investor to ensure that the MainStay Funds are aware of the correct address for the investor’s account(s). It is important to promptly notify us of any name or address changes.

Mutual fund accounts can be considered abandoned property.

States increasingly are looking at inactive mutual fund accounts as possible abandoned or unclaimed property. Under certain circumstances, the MainStay Funds may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. The MainStay Funds will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you invest in a MainStay Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state escheatment laws.

Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a mutual fund account may be subject to “escheatment” (i.e., considered to be abandoned or unclaimed property) if the account owner has not initiated any activity in the account or contacted the MainStay Funds for an “inactivity period” as specified in applicable state laws. If a MainStay Fund is unable to establish contact with an investor, the MainStay Fund will determine whether the investor’s account must legally be considered abandoned and whether the assets in the account must be transferred to the appropriate state’s unclaimed property administrator. Typically, an investor’s last known address of record determines the state that has jurisdiction.

We strongly encourage you to contact us at least once every 2 years, or sooner, to review your account information. Below are ways in which you can assist us in safeguarding your MainStay Fund investments.

•	Log in to your account by entering your user ID and Personal ID (PIN) at mainstayinvestments.com to view your account information. Please note, simply visiting our public website may not establish contact with us under state escheatment laws.
•	Call our 24-hour automated service line at 800-MAINSTAY (624-6782) and select option 1 for an account balance using your PIN.
•	Call one of our customer service representatives at 800-MAINSTAY (624-6782) Monday through Friday from 8:30 am to 5:00 pm Eastern time. Certain state escheatment laws do not consider contact by phone to be customer-initiated activity and such activity may be achieved only by contacting MainStay Funds in writing or through the MainStay Funds’ website.
•	Take action on letters received in the mail from MainStay concerning account inactivity, outstanding checks and/or escheatment or abandoned property and follow the directions in these letters. To avoid escheatment, we advise that you promptly respond to any such letters.

The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders. The Funds may amend any of these documents or enter into (or amend) a contract on behalf of the Funds without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with New York Life Investments, a Subadvisor, or other parties who provide services to the Funds.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each MainStay Fund and the Transfer Agent from fraud, Medallion Signature Guarantees are required to enable us to verify the identity or capacity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account by check to the address of record and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program, the Stock Exchange Medallion Program, or the New York Stock Exchange Medallion Signature Program. Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Investing for Retirement

You can purchase shares of most, but not all, of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts ("CESA") (previously named Education IRA) as well as SEP and SIMPLE IRA plans. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax advisor before establishing any tax-deferred retirement plan.

Not all MainStay Funds are available for all types of retirement plans or through all distribution channels. Please contact the MainStay Funds at 800-MAINSTAY (624-6782) and see the SAI for further details.

Purchases-In-Kind

You may purchase shares of a MainStay Fund by transferring securities to a MainStay Fund in exchange for MainStay Fund shares ("in-kind purchase"). In-kind purchases may be made only upon the MainStay Funds' approval and determination that the securities are acceptable investments for the MainStay Fund and are purchased consistent with the MainStay Fund's procedures relating to in-kind purchases. The MainStay Funds reserve the right to amend or terminate this practice at any time. You must call the MainStay Funds at 800-MAINSTAY (624-6782) before sending any securities. Please see the SAI for additional details.

Redemptions-In-Kind

The MainStay Funds reserve the right to pay certain large redemptions, either totally or partially, by redemption-in-kind of securities (instead of cash) from the applicable MainStay Fund’s portfolio, consistent with the MainStay Fund’s procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder. The securities distributed in such a redemption would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a redemption-in-kind, he or she should expect that the in-kind distribution would be subject to market and other risks before sale, and to incur transaction costs, including brokerage costs, when he or she converts the securities to cash. Gains or losses on the disposition of securities may also be tax reportable. Please see the SAI for additional details.

The Reinvestment Privilege May Help You Avoid Sales Charges

When you sell shares, you have the right—for 90 days—to reinvest any or all of the money in the same account and class of shares without paying another sales charge (so long as (i) those shares haven't been reinvested once already; (ii) your account is not subject to a 30-day block as described in "Excessive Purchases and Redemptions or Exchanges"; and (iii) you are not reinvesting your required minimum distribution). If you paid a sales charge when you redeemed, you will receive a pro rata credit for reinvesting in the same account and class of shares.

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

Convenient, yes...but not risk-free. Telephone and internet redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless we fail to use established safeguards for your protection. The following safeguards are among those currently in place at MainStay Funds:

• all phone calls with service representatives are recorded; and

• written confirmation of every transaction is sent to your address of record.

We reserve the right to suspend the MainStay Audio Response System and internet site at any time or if the systems become inoperable due to technical problems.

MainStay Money Market Fund Check Writing

You can sell shares of the MainStay Money Market Fund by writing checks for an amount that meets or exceeds the pre-set minimum stated on your check. You need to complete special forms to set up check writing privileges. You cannot close your account by writing a check. This option is not available for IRAs, CESAs, 403(b)(7)s or qualified retirement plans.

Information on Liquidity Fees and Redemption Gates for the MainStay Money Market Fund

Pursuant to Rule 2a-7 under the 1940 Act, the Board is permitted to impose a liquidity fee on redemptions from the MainStay Money Market Fund of up to 2% or a redemption gate to temporarily suspend the right of redemption from the Fund for up to 10 business days (in any 90 day period) in the event that the Fund’s “weekly liquid assets” fall below certain required minimums because of market conditions or other factors.

If the Fund’s weekly liquid assets fall below 30% of the Fund’s total assets, the Board, based on its determination that the liquidity fee and/or redemption gate is in the best interests of the Fund, may, as early as the same day: (i) impose a liquidity fee of no more than 2% on redemptions from the Fund; and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets at the end of any business day, the Fund must impose, as of the beginning of the next business day, a liquidity fee of 1% on redemptions from the Fund, unless the Board (including a majority of Independent Trustees) determines that not doing so is in the best interests of the Fund or determines that a lower or higher fee (not to exceed 2%) is in the best interests of the Fund.

The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time, if it believes such action to be in the best interests of the Fund and its shareholders. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once the Fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days (in any 90 day period). When a fee or a gate is in place, the Fund may determine to halt purchases and exchanges or to subject any purchases to certain conditions, including, for example, a written affirmation of the purchaser’s knowledge that a fee or a gate is in effect. When a redemption gate is in place for the Fund, shareholders may not be permitted to exchange into or out of the Fund. Any redemption requests submitted while a redemption gate is in place, including any checks written under established checkwriting privileges, will be cancelled without further notice. In that case, a new redemption request must be submitted to the Fund if you wish to redeem your shares after the redemption gate has been lifted. During periods when the Fund is imposing a liquidity fee, shareholders may exchange out of the Fund but will be subject to the applicable liquidity fee, which will reduce the value of the shares exchanged.

Liquidity fees and redemption gates are most likely to be imposed, if at all, during times of extraordinary market stress. The imposition and termination of a liquidity fee or redemption gate will be reported by the

Fund to the SEC on Form N-CR. Such information will also be available on the Fund’s website. In addition, the Fund will communicate such action through a supplement to its registration statement and may further communicate such action through a press release or by other means. Liquidity fees would reduce the amount you receive upon redemption of your shares. The Fund would retain the liquidity fees for the benefit of remaining shareholders.

SHAREHOLDER SERVICES

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application, by accessing your shareholder account on the internet at mainstayinvestments.com, by contacting your financial adviser for instructions, or by calling us toll-free at 800-MAINSTAY (624-6782) for a form.

Systematic Investing—Individual Shareholders Only

MainStay offers four automatic investment plans:

1.	AutoInvest
If you obtain authorization from your bank, you can automatically debit your designated bank account to:
•	make regularly scheduled investments; and/or
•	purchase shares whenever you choose.
2.	Dividend or Capital Gains Reinvestment

Automatically reinvest dividends, distributions or capital gains from one MainStay Fund into the same MainStay Fund or the same class of any other MainStay Fund. Accounts established with dividend or capital gains reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.

3.	Payroll Deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

4.	Systematic Exchange

Exchanges must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request. You may systematically exchange a share or dollar amount from one MainStay Fund into any other MainStay Fund in the same share class. Accounts established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares Among MainStay Funds" for more information.

Systematic Withdrawal Plan—Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.

NYLIM Service Company acts as the agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any CDSC, if applicable.

The MainStay Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds

Exchanges will be based upon each MainStay Fund's NAV next determined following receipt of a properly executed exchange request.

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. Investment minimums and eligibility requirements apply to exchanges. Please note that certain MainStay Funds have higher investment minimums. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another MainStay Fund. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. If you choose to sell Class B or Class C shares and then separately buy Investor Class or Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Investor Class or Class A shares.

You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of any series of certain other open-end investment companies sponsored, advised or administered by New York Life Investments or any affiliate thereof (provided such series is registered for sale in your state of residence or an exemption from registration is available) some of which are offered in this Prospectus and some of which are offered in separate prospectuses, including:

MainStay Absolute Return Multi-Strategy Fund	MainStay ICAP Equity Fund
MainStay Balanced Fund	MainStay ICAP Select Equity Fund
MainStay California Tax Free Opportunities Fund*	MainStay Income Builder Fund
MainStay Common Stock Fund	MainStay Indexed Bond Fund
MainStay Conservative Allocation Fund	MainStay International Equity Fund
MainStay Convertible Fund	MainStay International Opportunities Fund
MainStay Cornerstone Growth Fund	MainStay Large Cap Growth Fund
MainStay Cushing MLP Premier Fund	MainStay MAP Fund
MainStay Cushing Renaissance Advantage Fund	MainStay Moderate Allocation Fund
MainStay Cushing Energy Income Fund	MainStay Moderate Growth Allocation Fund
MainStay Gobal High Income Fund	MainStay Money Market Fund
MainStay Emerging Markets Opportunities Fund	MainStay New York Tax Free Opportunities Fund**
MainStay Epoch Capital Growth Fund	MainStay Retirement 2010 Fund
MainStay Epoch Global Choice Fund	MainStay Retirement 2020 Fund
MainStay Epoch Global Equity Yield Fund	MainStay Retirement 2030 Fund
MainStay ICAP International Fund	MainStay Retirement 2040 Fund
MainStay Epoch International Small Cap Fund	MainStay Retirement 2050 Fund
MainStay Epoch U.S. All Cap Fund	MainStay Retirement 2060 Fund
MainStay Epoch U.S. Equity Yield Fund	MainStay S&P 500 Index Fund
MainStay Epoch U.S. Small Cap Fund	MainStay Short Duration High Yield Fund
MainStay Floating Rate Fund	MainStay Tax Advantaged Short Term Bond Fund
MainStay Government Fund	MainStay Tax Free Bond Fund
MainStay Growth Allocation Fund	MainStay Total Return Bond Fund
MainStay High Yield Corporate Bond Fund	MainStay Unconstrained Bond Fund
MainStay High Yield Municipal Bond Fund	MainStay U.S. Equity Opportunities Fund
*	The Fund is registered for sale in AZ, CA, MI, NV, OR, TX and UT (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I only).
**	The Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that MainStay Fund or are otherwise eligible for purchase. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.

 Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax advisor on the consequences.

Before making an exchange request, read the prospectus of the MainStay Fund you wish to purchase by exchange. You can obtain a prospectus for any MainStay Fund by contacting your broker, financial adviser or other financial intermediary, by visiting mainstayinvestments.com or by calling the MainStay Funds at 800-MAINSTAY (624-6782).

The exchange privilege is not intended as a vehicle for short term trading, nor are the MainStay Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges").

The MainStay Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

In certain circumstances you may have to pay a sales charge.

In addition, if you exchange Class B or Class C shares of a MainStay Fund into Class B or Class C shares of the MainStay Money Market Fund or you exchange Investor Class shares or Class A shares of a MainStay Fund subject to the 1.00% CDSC into Investor Class shares or Class A shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Investor Class, Class A, Class B or Class C shares, as applicable, of another non-money market MainStay Fund. The holding period for purposes of determining conversion of Class B shares into Investor Class or Class A shares also stops until you exchange back into Class B shares of another non-money market MainStay Fund.

Certain clients of NYLIFE Securities LLC who purchased more than $50,000 of Class B shares of the MainStay Funds between January 1, 2003 and June 27, 2007 have the right to convert their Class B shares for Class A shares of the same MainStay Fund at the NAV next computed and without imposition of a contingent deferred sales charge.

Daily Dividend Fund Exchanges

If you exchange all your shares in the MainStay California Tax Free Opportunities Fund, MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay Money Market Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund or MainStay Tax Free Bond Fund for shares of the same class in another MainStay Fund, any dividends that have been declared but not yet distributed will be credited to the new MainStay Fund account. If you exchange all your shares in the MainStay California Tax Free Opportunities Fund, MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay Money Market Fund, MainStay New York Tax Free Opportunities Fund or MainStay Tax Free Bond Fund for shares in more than one MainStay Fund, undistributed dividends will be credited to the last MainStay Fund account that you exchange to.

 We try to make investing easy by offering a variety of programs to buy, sell and exchange MainStay Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

Excessive Purchases and Redemptions or Exchanges

The MainStay Funds are not intended to be used as a vehicle for frequent, excessive or short-term trading (such as market timing). The interests of a MainStay Fund's shareholders and the MainStay Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of MainStay Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a MainStay Fund's investment strategies or negatively impact MainStay Fund performance. For example, the Manager or a MainStay Fund's subadvisor might have to maintain more of a MainStay Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of MainStay Fund shares may dilute the value of shares held by long-term shareholders. MainStay Funds investing in securities that are thinly traded, trade infrequently or are relatively illiquid (such as foreign securities, high-yield securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. For MainStay Funds that invest in foreign investments, securities may be listed on foreign exchanges that trade on days when the MainStay Fund does not calculate NAV, and as a result the market value of the MainStay Fund's investments may change on days when you cannot purchase or redeem MainStay Fund shares. Furthermore, foreign securities traded on foreign exchanges present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the foreign exchanges but prior to the close of the Exchange. Accordingly, the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of MainStay Fund shares in order to protect long-term MainStay Fund shareholders. These policies are discussed more fully below. There is the risk that the MainStay Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A MainStay Fund may change its policies or procedures at any time without prior notice to shareholders.

The MainStay Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the MainStay Funds. If an order is cancelled due to a violation of this policy, and such cancellation causes a monetary loss to a MainStay Fund, such loss may become the responsibility of the party that placed the transaction or the account owner. In addition, the MainStay Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in the Prospectuses) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of MainStay Fund shares that could adversely affect a MainStay Fund or its operations, including those from any individual or group who, in the MainStay Funds' judgment, is likely to harm MainStay Fund shareholders. Pursuant to the MainStay Funds' policies and procedures, a MainStay Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the MainStay Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within the MainStay Money Market Fund are not subject to the surveillance procedures. Other exceptions are subject to the advance approval by the MainStay Funds' Chief Compliance Officer and/or New York Life Investments’ Chief Executive Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the MainStay Funds' policies and procedures, no MainStay Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of MainStay Fund shares.

The MainStay Funds, through New York Life Investments, the Transfer Agent and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in MainStay Fund shares. As part of this surveillance process, the MainStay Funds examine transactions in MainStay Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The MainStay Funds also may consider the history of trading activity in all accounts known to be under common ownership, control or influence. To the extent identified under these surveillance procedures, a MainStay Fund may place a 30-day "block" on any account if, during any 30-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for at least an additional 30-day period in that MainStay Fund. The MainStay Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate, the MainStay Funds will rely on a financial intermediary to apply the intermediary’s market timing procedures to an omnibus account. In certain cases, these procedures will be less restrictive than the MainStay Funds' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the manager of such strategies represents to the satisfaction of the MainStay Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the MainStay Funds' objective of avoiding disruption due to market timing.

In addition to these measures, the MainStay Funds may from time to time impose a redemption fee on redemptions or exchanges of MainStay Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading.

While the MainStay Funds discourage excessive or short-term trading, there is no assurance that the MainStay Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The MainStay Funds' ability to reasonably detect all such trading may be limited, for example, where the MainStay Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to MainStay Fund shareholders.

FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the MainStay Funds' Share Prices and the Valuation of Securities

Each MainStay Fund generally calculates its NAV at the Fund’s close (usually 4:00 pm Eastern time) every day the Exchange is open. The MainStay Funds do not calculate their NAVs on days on which the Exchange is closed. The NAV per share for a class of shares is determined by dividing the value of the net assets attributable to that class by the number of shares of that class outstanding on that day.

The value of a MainStay Fund's investments is generally based (in whole or in part) on current market prices (amortized cost, in the case of the MainStay Money Market Fund and other MainStay Funds that hold debt securities with a remaining maturity of 60 days or less). If current market values of the MainStay Funds' investments are not available or, in the judgment of New York Life Investments, do not accurately reflect the fair value of a security, the security will be valued by another method that the Board believes in good faith accurately reflects its fair value. Changes in the value of a MainStay Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless New York Life Investments, in consultation with the subadvisor (if applicable), deems a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A MainStay Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the MainStay Fund does not price its shares. Consequently, the value of portfolio securities of a MainStay Fund may change on days when shareholders will not be able to purchase or redeem shares.

With respect to any portion of a MainStay Fund's assets invested in one or more Underlying Funds, the MainStay Fund's NAV is calculated based upon the NAVs of those Underlying Funds.

The Board has adopted valuation procedures establishing methodologies for the valuation of the MainStay Funds’ portfolio securities and has delegated day-to-day responsibility for fair value determinations to the MainStay Funds' Valuation Committee and Valuation Subcommittee. Determinations of these Committees are subject to review and ratification, if appropriate, by the Board at its next regularly scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The MainStay Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The MainStay Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain MainStay Funds, notably the MainStay International/Global Equity Funds, have fair valuation procedures which include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

There may be other instances where market quotations are not readily available or standard pricing principles do not apply. Please see the SAI for additional information on how NAV is calculated.

Portfolio Holdings Information

A description of the MainStay Funds' policies and procedures with respect to the disclosure of each of the MainStay Funds' portfolio securities holdings is available in the SAI. Generally, a complete schedule of each of the MainStay Funds' portfolio holdings will be made public on the MainStay Funds' website at mainstayinvestments.com 30 days after month-end, except as noted below. You may also obtain this information by calling toll-free 800-MAINSTAY (624-6782).

MainStay Money Market Fund will post on the MainStay Funds' website its complete schedule of portfolio holdings as of the last business day of the prior month, no later than the fifth business day following month-end. MainStay Money Market Fund's postings will remain on the MainStay Funds' website for a period of at least six months after posting. Also, in the case of the MainStay Money Market Fund, certain portfolio information will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made immediately available to the public by the SEC, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the MainStay Funds’ website.

The portfolio holdings for MainStay Cushing Funds, MainStay High Yield Corporate Bond Fund and MainStay Short Duration High Yield Fund will be made public 60 days after quarter end.

The portfolio holdings for MainStay ICAP International Fund, MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund will be made public 15 days after month end.

The portfolio holdings for MainStay Municipal/Tax Advantaged Bond Funds will be made public 60 days after month end.

In addition, with the exception of MainStay Tax Free Bond Fund, each MainStay Fund's ten largest holdings, as reported on a quarter-end basis, will be made public no earlier than 15 days after the end of each calendar quarter. MainStay Tax Free Bond Fund’s ten largest holdings will be posted 10 days after month-end. If the scheduled release date for portfolio holdings falls on a weekend or other non-business day, the portfolio holdings will be posted on the following business day.

FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each MainStay Fund will vary based on the income from its investments and the expenses incurred by the MainStay Fund.

We reserve the right to automatically reinvest dividend distributions of less than $10.00.

Dividends and Distributions

Each MainStay Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year to the extent that dividends and/or capital gains are available for distribution. For the purpose of maintaining its share price at $1.00, among other things, the MainStay Money Market Fund will distribute all or a portion of its capital gains and may reduce or withhold any income and/or gains generated by its portfolio. The MainStay Funds declare and pay dividends as set forth below:

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least annually:

MainStay Absolute Return Multi-Strategy Fund, MainStay Common Stock Fund, MainStay Cornerstone Growth Fund, MainStay Emerging Markets Opportunities Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay ICAP International Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Growth Allocation Fund, MainStay International Equity Fund, MainStay International Opportunities Fund, MainStay Large Cap Growth Fund, MainStay MAP Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund, MainStay Retirement 2060 Fund, MainStay S&P 500 Index Fund and MainStay U.S. Equity Opportunities Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least quarterly:

MainStay Balanced Fund, MainStay Convertible Fund, MainStay Conservative Allocation Fund, MainStay Cushing Renaissance Advantage Fund, MainStay Cushing Energy Income Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least monthly:

MainStay Cushing MLP Premier Fund, MainStay Gobal High Income Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay High Yield Opportunities Fund, MainStay Income Builder Fund, MainStay Indexed Bond Fund, MainStay Short Duration High Yield Fund, MainStay Total Return Bond Fund and MainStay Unconstrained Bond Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared daily and paid at least monthly:

MainStay California Tax Free Opportunities Fund, MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay Money Market Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund and MainStay Tax Free Bond Fund

Dividends are generally paid during the last week of the month after a dividend is declared, except in December when they may be paid earlier in the month.

You generally begin earning dividends the next business day after the MainStay Funds receives your purchase request in good order.

 Buy after the dividend payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

Capital Gains

The MainStay Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The MainStay Funds (other than the MainStay Cushing MLP Premier Fund) will normally declare and distribute any capital gains to shareholders annually, typically in December.

How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial adviser (if permitted) or the MainStay Funds directly. The seven choices are:

1.	Reinvest dividends and capital gains in:
•	the same MainStay Fund; or
•	another MainStay Fund of your choice (other than a MainStay Fund that is closed, either to new investors or to new share purchases).
2.	Take the dividends in cash and reinvest the capital gains in the same MainStay Fund.
3.	Take the capital gains in cash and reinvest the dividends in the same MainStay Fund.
4.	Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same MainStay Fund.
5.	Take dividends and capital gains in cash.
6.	Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original MainStay Fund.
7.	Reinvest all or a percentage of the dividends in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original MainStay Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same MainStay Fund.

 If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the MainStay Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

UNDERSTAND THE TAX CONSEQUENCES

MainStay Absolute Return Multi-Strategy Fund, MainStay Cushing Energy Income Fund, MainStay Cushing Renaissance Advantage Fund, MainStay International/Global Equity Funds, MainStay Mixed Asset Funds, MainStay Money Market Fund, MainStay Taxable Bond Funds and MainStay U.S. Equity Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable law. If you are not a tax-exempt shareholder virtually all of the dividends and capital gains distributions you receive from the MainStay Funds are subject to tax, whether you take them as cash or automatically reinvest them. Distributions from a MainStay Fund's realized capital gains are subject to tax based on the length of time a MainStay Fund holds its investments, regardless of how long you hold MainStay Fund shares. Generally, if a MainStay Fund realizes long-term capital gains, the capital gains distributions are subject to tax as long-term capital gains; earnings realized from short-term capital gains and income generated on debt investments, dividend income and other sources are generally subject to tax as ordinary income upon distribution.

For individual and certain other non-corporate shareholders, a portion of the dividends received from the MainStay Funds may be treated as "qualified dividend income," which is subject to tax to individuals and certain other non-corporate shareholders at preferential rates, to the extent that such MainStay Funds earn qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also generally satisfy a more than 60-day holding period and other requirements with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For certain corporate shareholders, a portion of the dividends received from the MainStay Funds may qualify for the corporate dividends received deduction if certain conditions are met. The maximum individual rate applicable to qualified dividend income and long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Under certain circumstances, the MainStay Money Market Fund may impose a liquidity fee on Fund redemptions. A liquidity fee will reduce the amount a shareholder will receive upon the redemption of the shareholder’s shares, and will decrease the amount of any capital gain or increase the amount of any capital loss the shareholder will recognize from such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by the Fund, and such tax treatment may be the subject of future guidance issued by the IRS. If a Fund earns liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time. Please see the section entitled “Information on Liquidity Fees and Redemption Gates for the MainStay Money Market Fund” above for additional information regarding liquidity fees.

MainStay Municipal/Tax Advantaged Bond Funds

The MainStay Municipal/Tax Advantaged Bond Funds’ distributions to shareholders are generally expected to be exempt from regular federal income taxes, and in the case of MainStay California Tax Free Opportunities Fund and MainStay New York Tax Free Opportunities Fund, California and New York personal income taxes, respectively. A portion of the distributions may be subject to the alternative minimum tax. In addition, these MainStay Funds may also derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains would generally be subject to tax whether you take them as cash or automatically reinvest them. These MainStay Funds' realized earnings, if any, from capital gains are subject to tax based on the length of time such MainStay Fund holds investments, regardless of how long you hold MainStay Fund shares. If any of the MainStay Municipal/Tax Advantaged Bond Funds realize long-term capital gains, the earnings distributions are subject to tax as long-term capital gains; earnings from short-term capital gains and taxable income generated on debt investments and other sources are generally subject to tax as ordinary income upon distribution. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay Municipal/Tax Advantaged Bond Fund to purchase or carry shares of such a Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

"Tax-Free" Rarely Means "Totally Tax-Free"

•	A tax-free fund or municipal bond fund may earn taxable income—in other words, you may have taxable income even from a generally tax-free fund.
•	Tax-exempt dividends may still be subject to state and local taxes.
•	Any time you sell shares—even shares of a tax-free fund—you will generally be subject to tax on any gain (the rise in the share price above the price at which you purchased the shares).
•	If you sell shares of a tax-free fund at a loss after receiving a tax-exempt dividend, and you have held the shares for six months or less, then you may not be allowed to claim a loss on the sale.
•	Some tax-exempt income may be subject to the alternative minimum tax.
•	Capital gains declared in a tax-free fund are not tax-free.
•	Acquisitions of municipal securities at a market discount may also result in ordinary income.

MainStay California Tax Free Opportunities Fund

So long as, at the close of each quarter of the MainStay California Tax Free Opportunities Fund’s taxable year, at least 50% of the value of the MainStay California Tax Free Opportunities Fund’s assets consists of California municipal bonds, exempt-interest dividends not exceeding the interest received on such California municipal bonds will be treated as interest excludable from the income of California residents for purposes of the California personal income tax. Exempt-interest dividends paid to a shareholder subject to the California corporate franchise tax will be taxable as ordinary income for purposes of such tax. Interest income from other investments may produce taxable dividend distributions. If you are subject to income tax in a state other than California, the dividends derived from interest on California municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Distributions of taxable income and capital gains will be subject to tax at ordinary income tax rates for California state income tax purposes. Interest on indebtedness incurred or continued by a shareholder of the MainStay California Tax Free Opportunities Fund to purchase or carry shares of the MainStay California Tax Free Opportunities Fund generally will not be deductible for California personal income tax purposes. Interest on indebtedness incurred or continued to be incurred by a shareholder of MainStay California Tax Free Opportunities Fund to purchase or carry shares of the Fund is not deductible to the extent that it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay New York Tax Free Opportunities Fund

MainStay New York Tax Free Opportunities Fund seeks to comply with certain state tax requirements so that individual shareholders of MainStay New York Tax Free Opportunities Fund that are residents of New York State will not be subject to New York State income tax on distributions that are derived from interest on obligations exempt from taxation by New York State. To meet those requirements, MainStay New York Tax Free Opportunities Fund will invest in New York State or municipal bonds. Individual shareholders of MainStay New York Tax Free Opportunities Fund who are residents of New York City will also be able to exclude such income for New York City personal income tax purposes. Dividends from MainStay New York Tax Free Opportunities Fund may be subject to New York State and New York City taxes imposed on corporations when distributed to shareholders subject to those taxes. If you are subject to tax in a state other than New York, any dividends by derived the Fund from interest in New York municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay New York Tax Free Opportunities Fund to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Advantaged Short Term Bond Fund will normally invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed diversified portfolio of tax-exempt and taxable debt securities, including securities with special features (e.g. puts and variable or floating rates) which have price volatility characteristics similar to debt securities. At least 50% of the Fund’s total assets must be invested in tax-exempt municipal securities as of the end of each fiscal quarter in order for the Fund to be able to pay distributions from its net tax-exempt income. Although the Fund normally will seek to qualify to pay distributions from its net tax-exempt income there is no guarantee that the Fund will achieve such result. Distributions of net income from taxable bonds would be taxable as ordinary income. All distributions by the Fund, including any distributions from tax-exempt income, may be includible in taxable income for purposes of the federal alternative minimum tax. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay Tax Advantaged Short Term Bond Fund to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay Asset Allocation Funds and MainStay Target Date Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. If you are not a tax-exempt shareholder, virtually all of the dividends and capital gains distributions you receive from the MainStay Asset Allocation and MainStay Target Date Funds are subject to tax, whether you take them as cash or automatically reinvest them. These MainStay Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of the long-term capital gains of either the MainStay Asset Allocation, MainStay Target Date Funds or Underlying Funds will generally be subject to tax as long-term capital gains. The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Other distributions, including short-term capital gains, will be subject to tax as ordinary income. The structure of these MainStay Funds and the reallocation of investments among Underlying Funds could affect the amount, timing and character of distributions.

For individual and certain other non-corporate shareholders, a portion of the dividends received from the MainStay Asset Allocation Funds and MainStay Target Date Funds may be treated as "qualified dividend income," which is currently taxable to individuals at preferential rates, to the extent that the Underlying Funds earn qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding periods and other requirements are met. The shareholder must also satisfy a more than 60-day holding period and other requirements with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For corporate shareholders, a portion of the dividends received from these MainStay Funds may qualify for the corporate dividends received deduction. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

MainStay Cushing MLP Premier Fund

The MainStay Cushing MLP Premier Fund (the “MLP Premier Fund”) is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the MLP Premier Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently a maximum rate of 35%). As a regular corporation, the MLP Premier Fund is subject to state and local income taxes by reason of its investments in equity securities of MLPs and/or U.S. royalty trusts. Since MLPs and U.S. royalty trusts typically conduct their operations in more than one statement, the MLP Premier Fund may have state and local income tax liabilities in multiple states, which will reduce the MLP Premier Fund’s cash available to make distributions on the shares. The MLP Premier Fund may be subject to a 20% alternative minimum tax on its respective alternative minimum taxable income to the extent that the alternative minimum tax exceeds the MLP Premier Fund’s regular income tax liability. The MLP Premier Fund makes certain estimates in determining its taxable income allocable to various states and localities. Such estimates may ultimately differ from state or local taxable income, as finally determined, which could result in the imposition of additional taxes as well as interest and/or penalties on the MLP Premier Fund. The extent to which the MLP Premier Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the MLP Premier Fund’s cash available to make distributions.

The MLP Premier Fund invests a significant portion of its assets in MLPs, which are generally treated as partnerships for U.S. federal income tax purposes. To the extent that the MLP Premier Fund invests in the equity securities of an MLP, the MLP Premier Fund will be a partner in such MLP. Accordingly, the MLP Premier Fund will be required to include in its taxable income the MLP Premier Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the MLP Premier Fund. Based upon a review of the historic results of the type of MLPs in which the MLP Premier Fund intends to invest, the MLP Premier Fund expects that the cash distributions it will receive with respect to an investment in equity securities of MLPs will exceed the taxable income allocated to the MLP Premier Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the MLP Premier Fund will have a larger corporate income tax expense than expected, which will result in less cash available for distribution to its shareholders.

The MLP Premier Fund will recognize a gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the MLP Premier Fund on the sale, exchange or other taxable disposition and the MLP Premier Fund’s adjusted tax basis in such equity security. Any such gain will be subject to U.S. federal income tax at the regular graduated corporate rates (currently at a maximum rate of 35%), as well as may be subject to additional state or local taxes, regardless of how long the MLP Premier Fund has held such equity security. The amount realized by the MLP Premier Fund generally will be the amount paid by the purchaser of the equity security plus the MLP Premier Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The MLP Premier Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the MLP Premier Fund paid for the equity securities, (a) increased by the MLP Premier Fund’s allocable share of the MLP’s net taxable income and certain MLP nonrecourse debt, if any, and (b) decreased by the MLP Premier Fund’s allocable share of the MLP’s net losses, any decrease in the amount of MLP nonrecourse debt allocated to the MLP Premier Fund, and any distributions received by the MLP Premier Fund from the MLP. Although any distribution by an MLP to the MLP Premier Fund in excess of the MLP Premier Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the MLP Premier Fund, such distribution will decrease the MLP Premier Fund’s tax basis in the MLP equity security and, as a result, increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of the equity security in the MLP by the MLP Premier Fund. If the MLP Premier Fund is required to sell equity securities in the MLPs to meet redemption requests, the MLP Premier Fund likely will recognize ordinary income and/or gain for U.S. federal income tax purposes, which will result in corporate income taxes imposed on the MLP Premier Fund and decrease cash available for distribution to shareholders. To the extent that the MLP Premier Fund has a net capital loss in any tax year, the net capital loss can be carried back three years and forward five years to reduce the MLP Premier Fund’s current capital gains, subject to certain limitations. In the event a capital loss carryover cannot be utilized in the carryover periods, the MLP Premier Fund’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to its shareholders.

The MLP Premier Fund’s allocable share of certain depreciation, percentage depletion deductions and intangible drilling costs of the MLPs and/or U.S. royalty trusts in which the MLP Premier Fund invests may be treated as items of tax preference for purposes of calculating the MLP Premier Fund’s alternative minimum taxable income. Such items will increase the MLP Premier Fund’s alternative minimum taxable income and increase the likelihood that the MLP Premier Fund may be subject to the alternative minimum tax.

The MLP Premier Fund is not treated and will not be eligible to elect to be treated, as a regulated investment company under the Internal Revenue Code because a regulated investment company cannot invest more than 25% of its assets in certain types of publicly traded partnerships.

The MLP Premier Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the MLP Premier Fund to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, and (v) adversely alter the characterization of certain complex financial transactions.

U.S. Shareholders. For purposes of this summary, the term “U.S. Shareholder” means a beneficial owner of shares of the MLP Premier Fund that, for U.S. federal income tax purposes, is one of the following:

•	an individual who is a citizen or resident of the United States;

•	a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust (a) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (b) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including any other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.

Distributions. Distributions by the MLP Premier Fund of cash or property in respect of the shares of the MLP Premier Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from the MLP Premier Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the MLP Premier Fund to certain non-corporate U.S. shareholders (including individuals) are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.

If the amount of a distribution by the MLP Premier Fund exceeds the MLP Premier Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder’s tax basis in the shares of the MLP Premier Fund, and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares of the MLP Premier Fund for more than one year. All or a portion of a distribution may be wholly or partially taxable to a shareholder if the MLP Premier Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the MLP Premier Fund has an overall deficit in the MLP Premier Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year.

The MLP Premier Fund’s earnings and profits are generally calculated by making certain adjustments to the MLP Premier Fund’s taxable income. Based upon the MLP Premier Fund’s review of the historic results of the type of MLPs in which the MLP Premier Fund intends to invest, the MLP Premier Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the MLP Premier Fund’s current and accumulated earnings and profits. Accordingly, the MLP Premier Fund expects that only a portion of its distributions to its shareholders with respect to the shares of the MLP Premier Fund will be treated as dividends for U.S. federal income tax purposes. No assurance, however, can be given in this regard.

Because the MLP Premier Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the MLP Premier Fund’s earnings and profits. For example, the MLP Premier Fund’s earnings and profits may be subject to certain adjustments applicable to energy-related MLPs, such as adjustments for percentage depletion or intangible drilling costs, and will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the MLP Premier Fund’s earnings and profits being higher than the MLP Premier Fund’s taxable income in a particular year if the MLPs in which the MLP Premier Fund invests calculate their income using accelerated depreciation. In addition, loss carryovers from prior years may reduce taxable income but will not reduce current earnings and profits. Because of these differences, the MLP Premier Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the MLP Premier Fund’s taxable income for such year.

U.S. Shareholders that participate in the MLP Premier Fund’s dividend reinvestment plan will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the reinvested amount and (ii) reinvested such amount in shares of the MLP Premier Fund.

Although the MLP Premier Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of the MLP Premier Fund’s distributions to shareholders is generally expected to consist of return of capital for U.S. federal income tax purposes, no assurance can be given in this regard. In general, a distribution from the MLP Premier Fund to a shareholder will constitute a return of capital, rather than a dividend, for U.S. federal income tax purposes to the extent such distribution exceeds the MLP Premier Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in the MLP Premier Fund’s shares, thereby potentially causing the shareholder to recognize a higher amount of gain or smaller amount of loss (and could result in an increase of a shareholder’s tax liability) when the shareholder later redeems the MLP Premier Fund’s shares. Distributions in excess of a shareholder’s adjusted tax basis in its shares are generally treated as capital gains.

Sales of Shares of the MLP Premier Fund. Upon the sale, exchange or other taxable disposition of shares of the MLP Premier Fund, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Shareholder’s adjusted tax basis in the shares of the MLP Premier Fund. Any such capital gain or loss will be a long-term capital gain or loss if the U.S. Shareholder has held the shares of the MLP Premier Fund for more than one year at the time of disposition. Long-term capital gains of certain non-corporate U.S. Shareholders (including most individuals) are currently subject to U.S. federal income taxation at a maximum rate of either 15% or 20% (depending on whether the U.S. Shareholder’s income exceeds certain threshold amounts). The deductibility of capital losses is subject to limitations under the Internal Revenue Code.

A U.S. Shareholder’s adjusted tax basis in its shares of the MLP Premier Fund may be less than the price paid for the shares of the Fund as a result of distributions by the MLP Premier Fund in excess of the MLP Premier Fund’s earnings and profits (i.e., returns of capital).

Tax Reporting and Withholding (All MainStay Funds)

We will mail your tax report each year by February 15. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which portion, if any, as qualified dividends, and which portion, if any, as long-term capital gains.

For MainStay Fund shares acquired January 1, 2012 or later, cost basis will be reported to you and the IRS for any IRS Form 1099-B reportable transactions (e.g., redemptions and exchanges). The cost basis accounting method you select will be used to report transactions. If you do not select a cost basis accounting method, the MainStay Funds’ default method (average cost) will be used.

The MainStay Funds may be required to withhold U.S. federal income tax, currently at the rate of 28%, of all taxable distributions payable to you if you fail to provide the MainStay Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. Shareholders will generally be subject to U.S. tax withholding at the rate of 30% (or a lower rate under a tax treaty if applicable) on dividends paid by the MainStay Funds.

The MainStay Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and, in the case of MainStay Funds other than the MLP Premier Fund, certain capital gain dividends made to certain entities that fail to comply (or to be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Return of Capital (All MainStay Funds, except MainStay Cushing Funds)

If a MainStay Fund's distributions exceed its taxable income and capital gains realized in any year, such excess distributions generally will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell shares.

MainStay Cushing Energy Income Fund and MainStay Cushing Renaissance Advantage Fund

A portion of the MainStay Cushing Energy Income Fund’s and MainStay Cushing Renaissance Advantage Fund’s distributions may be characterized as return of capital. Each Fund may invest up to 25% of its total assets in MLPs and all or a portion of the cash distributions received by these Funds from the MLPs in which they invest may be characterized as return of capital. If, for any taxable year, a Fund’s total distributions exceed both current and accumulated earnings and profits, such excess will generally be treated as return of capital for U.S. federal income tax purposes. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s tax basis in a Fund’s shares, thereby potentially causing the shareholder to recognize a higher amount of gain or smaller amount of loss (and could result in a an increases of a shareholder’s tax liability) when the shareholder later redeems the Fund’s shares. Each Fund cannot assure you as to what percentage, if any, of the distributions paid on Fund shares will consist of net capital gain, ordinary income, or return of capital.

A return of capital distributed by each Fund may not necessarily reflect positive investment performance. To the extent that a distribution paid by the Fund exceeds the distributions the Fund receives from its underlying investments, the Fund’s assets generally will decline. A decline in the Fund’s assets may also result in an increase in the Fund’s expense ratio and over time the distributions paid in excess of distributions received could erode the Fund’s net asset value.

Tax Treatment of Exchanges (All MainStay Funds)

An exchange of shares of one MainStay Fund for shares of another generally will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain or loss on the transaction will be tax reportable by a shareholder if you are not a tax-exempt shareholder.

Medicare Tax (All MainStay Funds)

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

General U.S. Tax Treatment U.S. Nonresident Shareholders (All MainStay Funds)

Non-U.S. shareholders generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income, and may be subject to estate tax with respect to their MainStay Fund shares. However, non-U.S. shareholders may not be subject to U.S. federal withholding tax on certain distributions derived from certain U.S. source interest income and/or certain short-term capital gains earned by the MainStay Funds, to the extent designated by the MainStay Funds. There can be no assurance as to whether any of a MainStay Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be designated as such by the MainStay Funds. Moreover, depending on the circumstances, a MainStay Fund may designate all, some or none of the MainStay Fund’s potentially eligible dividends as derived from such U.S. interest income or from such short-term capital gains, and a portion of the MainStay Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when paid to non-U.S. shareholders.

Non-U.S. shareholders who fail to furnish any MainStay Fund with the proper IRS Form W-8 (i.e., IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP), or an acceptable substitute, may be subject to backup withholding (currently at a rate of 28%) rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. The MainStay Funds are also required to withhold U.S. tax (at a 30% rate) on payments of dividends as well as, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. shareholders that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to determine whether such withholding is required. Non-U.S. shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the MainStay Funds.

Seek professional assistance. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. However, regarding tax advice, always rely on your tax advisor. For additional information on federal, state and local taxation, see the SAI.

Do not overlook sales charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

APPENDIX E

FINANCIAL HIGHLIGHTS OF THE FUNDS

The financial highlights tables are intended to help you understand the Equity, the Select Equity and the Acquiring Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Acquiring Fund (assuming reinvestment of all dividends and capital gain distributions and excluding all sales charges). This information relating to the past five fiscal years has been audited by KPMG LLP, whose report, along with the Equity, Select Equity and the Acquiring Fund’s financial statements, is included in the annual reports for the Equity Fund, the Select Equity Fund and the Acquiring Fund, which are available upon request.

MainStay ICAP Equity Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,
Class A	2016		2015	2014	2013	2012
Net asset value at beginning of year	$51.13		$54.61	$49.27	$39.41	$35.07
Net investment income (loss) (a)	0.38		0.38	1.04	0.52	0.55
Net realized and unrealized gain (loss) on investments	(1.42)		1.39	4.76	9.87	4.34
Total from investment operations	(1.04)		1.77	5.80	10.39	4.89
Less dividends and distributions:
From net investment income	(0.40)		(0.92)	(0.46)	(0.53)	(0.55)
From net realized gain on investments	(8.42)		(4.33)	—	—	—
Total dividends and distributions	(8.82)		(5.25)	(0.46)	(0.53)	(0.55)
Net asset value at end of year	$41.27		$51.13	$54.61	$49.27	$39.41
Total investment return (b)	(2.56%)		3.67%	11.82%	26.56%	13.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.91%		0.73%	1.99%	1.15%	1.46%
Net expenses	1.14	% (c)	1.13%	1.14%	1.16%	1.17%
Portfolio turnover rate	76%		76%	58%	50%	75%
Net assets at end of year (in 000’s)	$36,423		$45,320	$47,925	$44,770	$29,809

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Investor Class	2016		2015	2014	2013	2012
Net asset value at beginning of year	$51.04		$54.53	$49.20	$39.34	$35.05
Net investment income (loss) (a)	0.29		0.28	0.97	0.43	0.46
Net realized and unrealized gain (loss) on investments	(1.43)		1.38	4.73	9.86	4.30
Total from investment operations	(1.14)		1.66	5.70	10.29	4.76
Less dividends and distributions:
From net investment income	(0.30)		(0.82)	(0.37)	(0.43)	(0.47)
From net realized gain on investments	(8.42)		(4.33)	—	—	—
Total dividends and distributions	(8.72)		(5.15)	(0.37)	(0.43)	(0.47)
Net asset value at end of year	$41.18		$51.04	$54.53	$49.20	$39.34
Total investment return (b)	(2.81%)		3.47%	11.61%	26.30%	13.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.68%		0.54%	1.85%	0.96%	1.22%
Net expenses	1.38	% (c)	1.33%	1.33%	1.38%	1.43%
Portfolio turnover rate	76%		76%	58%	50%	75%
Net assets at end of year (in 000’s)	$12,632		$14,092	$14,297	$13,829	$11,979

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

MainStay ICAP Equity Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,
Class C	2016		2015	2014	2013	2012
Net asset value at beginning of year	$50.38		$53.94	$48.71	$38.97	$34.78
Net investment income (loss) (a)	(0.03)		(0.11)	0.56	0.08	0.17
Net realized and unrealized gain (loss) on investments	(1.41)		1.38	4.69	9.77	4.28
Total from investment operations	(1.44)		1.27	5.25	9.85	4.45
Less dividends and distributions:
From net investment income	(0.02)		(0.50)	(0.02)	(0.11)	(0.26)
From net realized gain on investments	(8.42)		(4.33)	—	—	—
Total dividends and distributions	(8.44)		(4.83)	(0.02)	(0.11)	(0.26)
Net asset value at end of year	$40.50		$50.38	$53.94	$48.71	$38.97
Total investment return (b)	(3.52%)		2.69%	10.77%	25.36%	12.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.08)%		(0.21%)	1.08%	0.19%	0.44%
Net expenses	2.12	% (c)	2.08%	2.08%	2.13%	2.18%
Portfolio turnover rate	76%		76%	58%	50%	75%
Net assets at end of year (in 000’s)	$9,359		$12,952	$13,942	$11,696	$8,620

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class I	2016		2015	2014	2013	2012
Net asset value at beginning of year	$51.22		$54.70	$49.35	$39.47	$35.12
Net investment income (loss) (a)	0.48		0.51	1.18	0.64	0.65
Net realized and unrealized gain (loss) on investments	(1.42)		1.39	4.76	9.89	4.34
Total from investment operations	(0.94)		1.90	5.94	10.53	4.99
Less dividends and distributions:
From net investment income	(0.51)		(1.05)	(0.59)	(0.65)	(0.64)
From net realized gain on investments	(8.42)		(4.33)	—	—	—
Total dividends and distributions	(8.93)		(5.38)	(0.59)	(0.65)	(0.64)
Net asset value at end of year	$41.35		$51.22	$54.70	$49.35	$39.47
Total investment return (b)	(2.32%)		3.93%	12.09%	26.90%	14.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.15%		0.98%	2.25%	1.44%	1.72%
Net expenses	0.89	% (c)	0.88%	0.89%	0.90%	0.90%
Expenses (before waiver/reimbursement)	0.89	% (c)	0.88%	0.89%	0.91%	0.92%
Portfolio turnover rate	76%		76%	58%	50%	75%
Net assets at end of year (in 000’s)	$575,457		$900,795	$1,089,935	$965,386	$809,605

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

MainStay ICAP Equity Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,
Class R1	2016		2015	2014	2013	2012
Net asset value at beginning of year	$51.25		$54.73	$49.37	$39.49	$35.14
Net investment income (loss) (a)	0.45		0.46	1.09	0.59	0.63
Net realized and unrealized gain (loss) on investments	(1.43)		1.39	4.81	9.90	4.33
Total from investment operations	(0.98)		1.85	5.90	10.49	4.96
Less dividends and distributions:
From net investment income	(0.46)		(1.00)	(0.54)	(0.61)	(0.61)
From net realized gain on investments	(8.42)		(4.33)	—	—	—
Total dividends and distributions	(8.88)		(5.33)	(0.54)	(0.61)	(0.61)
Net asset value at end of year	$41.39		$51.25	$54.73	$49.37	$39.49
Total investment return (b)	(2.41%)		3.82%	11.97%	26.80%	14.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.07%		0.88%	2.08%	1.32%	1.65%
Net expenses	0.99	% (c)	0.98%	0.99%	0.99%	0.99%
Expenses (before waiver/reimbursement)	0.99	% (c)	0.98%	0.99%	1.01%	1.02%
Portfolio turnover rate	76%		76%	58%	50%	75%
Net assets at end of year (in 000’s)	$5,527		$8,062	$10,434	$8,744	$4,658

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31
Class R2	2016		2015	2014	2013	2012
Net asset value at beginning of year	$51.12		$54.60	$49.27	$39.40	$35.08
Net investment income (loss) (a)	0.34		0.33	1.04	0.47	0.47
Net realized and unrealized gain (loss) on investments	(1.42)		1.39	4.70	9.89	4.37
Total from investment operations	(1.08)		1.72	5.74	10.36	4.84
Less dividends and distributions:
From net investment income	(0.35)		(0.87)	(0.41)	(0.49)	(0.52)
From net realized gain on investments	(8.42)		(4.33)	—	—	—
Total dividends and distributions	(8.77)		(5.20)	(0.41)	(0.49)	(0.52)
Net asset value at end of year	$41.27		$51.12	$54.60	$49.27	$39.40
Total investment return (b)	(2.67%)		3.56%	11.70%	26.44%	13.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.81%		0.63%	1.99%	1.05%	1.24%
Net expenses	1.24	% (c)	1.23%	1.24%	1.26%	1.27%
Portfolio turnover rate	76%		76%	58%	50%	75%
Net assets at end of year (in 000’s)	$2,664		$13,214	$15,618	$21,208	$12,618

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

MainStay ICAP Equity Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,
Class R3	2016		2015	2014	2013	2012
Net asset value at beginning of year	$51.01		$54.49	$49.16	$39.32	$35.04
Net investment income (loss) (a)	0.24		0.20	0.91	0.38	0.43
Net realized and unrealized gain (loss) on investments	(1.43)		1.38	4.70	9.84	4.30
Total from investment operations	(1.19)		1.58	5.61	10.22	4.73
Less dividends and distributions:
From net investment income	(0.24)		(0.73)	(0.28)	(0.38)	(0.45)
From net realized gain on investments	(8.42)		(4.33)	—	—	—
Total dividends and distributions	(8.66)		(5.06)	(0.28)	(0.38)	(0.45)
Net asset value at end of year	$41.16		$51.01	$54.49	$49.16	$39.32
Total investment return (b)	(2.90%)		3.30%	11.43%	26.11%	13.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.57%		0.38%	1.75%	0.85%	1.15%
Net expenses	1.49	% (c)	1.48%	1.49%	1.51%	1.52%
Portfolio turnover rate	76%		76%	58%	50%	75%
Net assets at end of year (in 000’s)	$2,506		$2,940	$3,330	$3,452	$2,972

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

MainStay ICAP Select Equity Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,
Class A	2016		2015	2014	2013	2012
Net asset value at beginning of year	$45.13		$51.47	$46.84	$37.41	$33.42
Net investment income (loss) (a)	0.31		0.30	1.16	0.51	0.54
Net realized and unrealized gain (loss) on investments	(2.62)		0.48	3.93	9.43	4.01
Total from investment operations	(2.31)		0.78	5.09	9.94	4.55
Less dividends and distributions:
From net investment income	(0.30)		(1.13)	(0.46)	(0.51)	(0.56)
From net realized gain on investments	(8.06)		(5.99)	—	—	—
Total dividends and distributions	(8.36)		(7.12)	(0.46)	(0.51)	(0.56)
Net asset value at end of year	$34.46		$45.13	$51.47	$46.84	$37.41
Total investment return (b)	(6.20%)		1.94%	10.91%	26.73%	13.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.88%		0.65%	2.35%	1.20%	1.50%
Net expenses	1.18	% (c)	1.18%	1.18%	1.18%	1.18%
Expenses (before waiver/reimbursement)	1.25	% (c)	1.22%	1.23%	1.23%	1.25%
Portfolio turnover rate	82%		86%	65%	55%	64%
Net assets at end of year (in 000’s)	$301,857		$494,897	$810,780	$831,352	$606,575

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Investor Class	2016		2015	2014	2013	2012
Net asset value at beginning of year	$45.13		$51.46	$46.84	$37.41	$33.41
Net investment income (loss) (a)	0.23		0.23	1.08	0.43	0.46
Net realized and unrealized gain (loss) on investments	(2.61)		0.48	3.93	9.42	4.01
Total from investment operations	(2.38)		0.71	5.01	9.85	4.47
Less dividends and distributions:
From net investment income	(0.23)		(1.05)	(0.39)	(0.42)	(0.47)
From net realized gain on investments	(8.06)		(5.99)	—	—	—
Total dividends and distributions	(8.29)		7.04	(0.39)	(0.42)	(0.47)
Net asset value at end of year	$34.46		$45.13	$51.46	$46.84	$37.41
Total investment return (b)	(6.36%)		1.76%	10.72%	26.46%	13.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.66%		0.50%	2.18%	1.02%	1.28%
Net expenses	1.39	% (c)	1.34%	1.35%	1.38%	1.43%
Portfolio turnover rate	82%		86%	65%	55%	64%
Net assets at end of year (in 000’s)	$154,975		$180,956	$190,461	$195,120	$177,880

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

MainStay ICAP Select Equity Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,
Class B	2016		2015	2014	2013	2012
Net asset value at beginning of year	$44.62		$51.02	$46.44	$37.10	$33.15
Net investment income (loss) (a)	(0.03)		(0.12)	0.73	0.12	0.21
Net realized and unrealized gain (loss) on investments	(2.59)		0.49	3.87	9.33	3.95
Total from investment operations	(2.62)		0.37	4.60	9.45	4.16
Less dividends and distributions:
From net investment income	(0.01)		(0.78)	(0.02)	(0.11)	(0.21)
From net realized gain on investments	(8.06)		(5.99)	—	—	—
Total dividends and distributions	(8.07)		(6.77)	(0.02)	(0.11)	(0.21)
Net asset value at end of year	$33.93		$44.62	$51.02	$46.44	$37.10
Total investment return (b)	(7.07%)		1.01%	9.91%	25.51%	12.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.10%		(0.25%)	1.48%	0.29%	0.59%
Net expenses	2.14	% (c)	2.09%	2.10%	2.13%	2.18%
Portfolio turnover rate	82%		86%	65%	55%	64%
Net assets at end of year (in 000’s)	$28,942		$39,321	$47,317	$51,682	$52,558

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class C	2016		2015	2014	2013	2012
Net asset value at beginning of year	$44.61		$51.01	$46.43	$37.10	$33.15
Net investment income (loss) (a)	(0.04)		(0.12)	0.70	0.11	0.19
Net realized and unrealized gain (loss) on investments	(2.58)		0.49	3.90	9.33	3.97
Total from investment operations	(2.62)		0.37	4.60	9.44	4.16
Less dividends and distributions:
From net investment income	(0.01)		(0.78)	(0.02)	(0.11)	(0.21)
From net realized gain on investments	(8.06)		(5.99)	—	—	—
Total dividends and distributions	(8.07)		(6.77)	(0.02)	(0.11)	(0.21)
Net asset value at end of year	$33.92		$44.61	$51.01	$46.43	$37.10
Total investment return (b)	(7.07%)		1.01%	9.91%	25.49%	12.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.12)%		(0.25%)	1.43%	0.26%	0.53%
Net expenses	2.14	% (c)	2.09%	2.10%	2.13%	2.18%
Portfolio turnover rate	82%		86%	65%	55%	64%
Net assets at end of year (in 000’s)	$51,599		$90,167	$107,146	$109,501	$95,321

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

MainStay ICAP Select Equity Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,
Class I	2016		2015	2014	2013	2012
Net asset value at beginning of year	$45.22		$51.56	$46.92	$37.48	$33.47
Net investment income (loss) (a)	0.39		0.44	1.31	0.63	0.65
Net realized and unrealized gain (loss) on investments	(2.61)		0.48	3.93	9.44	4.02
Total from investment operations	(2.22)		0.92	5.24	10.07	4.67
Less dividends and distributions:
From net investment income	(0.41)		(1.27)	(0.60)	(0.63)	(0.66)
From net realized gain on investments	(8.06)		(5.99)	—	—	—
Total dividends and distributions	(8.47)		(7.26)	(0.60)	(0.63)	(0.66)
Net asset value at end of year	$34.53		$45.22	$51.56	$46.92	$37.48
Total investment return (b)	(5.92%)		2.22%	11.23%	27.06%	14.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.08%		0.94%	2.64%	1.48%	1.81%
Net expenses	0.90	% (c)	0.90%	0.90%	0.90%	0.90%
Expenses (before waiver/reimbursement)	1.01	% (c)	0.97%	0.98%	0.98%	1.00%
Portfolio turnover rate	82%		86%	65%	55%	64%
Net assets at end of year (in 000’s)	$974,691		$2,977,224	$3,522,230	$3,810,280	$2,892,113

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class R1	2016		2015	2014	2013	2012
Net asset value at beginning of year	$45.24		$51.57	$46.93	$37.49	$33.48
Net investment income (loss) (a)	0.32		0.40	1.28	0.59	0.59
Net realized and unrealized gain (loss) on investments	(2.58)		0.48	3.91	9.43	4.03
Total from investment operations	(2.26)		0.88	5.19	10.02	4.62
Less dividends and distributions:
From net investment income	(0.38)		(1.22)	(0.55)	(0.58)	(0.61)
From net realized gain on investments	(8.06)		(5.99)	—	—	—
Total dividends and distributions	(8.44)		(7.21)	(0.55)	(0.58)	(0.61)
Net asset value at end of year	$34.54		$45.24	$51.57	$46.93	$37.49
Total investment return (b)	(6.04%)		2.13%	11.12%	26.92%	13.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.90%		0.85%	2.59%	1.38%	1.64%
Net expenses	1.00	% (c)	1.00%	1.00%	1.00%	1.03%
Expenses (before waiver/reimbursement)	1.10	% (c)	1.07%	1.08%	1.08%	1.10%
Portfolio turnover rate	82%		86%	65%	55%	64%
Net assets at end of year (in 000’s)	$11,782		$49,180	$52,838	$33,886	$26,903

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

MainStay ICAP Select Equity Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,
Class R2	2016		2015	2014	2013	2012
Net asset value at beginning of year	$45.14		$51.47	$46.84	$37.41	$33.42
Net investment income (loss) (a)	0.28		0.27	1.14	0.49	0.52
Net realized and unrealized gain (loss) on investments	(2.61)		0.49	3.92	9.42	3.99
Total from investment operations	(2.33)		0.76	5.06	9.91	4.51
Less dividends and distributions:
From net investment income	(0.27)		(1.10)	(0.43)	(0.48)	(0.52)
From net realized gain on investments	(8.06)		(5.99)	—	—	—
Total dividends and distributions	(8.33)		(7.09)	(0.43)	(0.48)	(0.52)
Net asset value at end of year	$34.48		$45.14	$51.47	$46.84	$37.41
Total investment return (b)	(6.24%)		1.86%	10.84%	26.64%	13.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.80%		0.58%	2.30%	1.14%	1.44%
Net expenses	1.25	% (c)	1.25%	1.25%	1.25%	1.28%
Expenses (before waiver/reimbursement)	1.35	% (c)	1.32%	1.33%	1.33%	1.35%
Portfolio turnover rate	82%		86%	65%	55%	64%
Net assets at end of year (in 000’s)	$15,013		$18,562	$27,847	$27,817	$22,433

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class R3	2016		2015	2014	2013	2012
Net asset value at beginning of year	$45.07		$51.39	$46.77	$37.36	$33.38
Net investment income (loss) (a)	0.13		0.13	0.97	0.36	0.40
Net realized and unrealized gain (loss) on investments	(2.60)		0.48	3.92	9.39	3.99
Total from investment operations	(2.47)		0.61	4.89	9.75	4.39
Less dividends and distributions:
From net investment income	(0.12)		(0.94)	(0.27)	(0.34)	(0.41)
From net realized gain on investments	(8.06)		(5.99)	—	—	—
Total dividends and distributions	(8.18)		(6.93)	(0.27)	(0.34)	(0.41)
Net asset value at end of year	$34.42		$45.07	$51.39	$46.77	$37.36
Total investment return (b)	(6.59%)		1.54%	10.47%	26.20%	13.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.36%		0.27%	1.95%	0.85%	1.10%
Net expenses	1.61	% (c)	1.57%	1.58%	1.58%	1.60%
Portfolio turnover rate	82%		86%	65%	55%	64%
Net assets at end of year (in 000’s)	$3,160		$12,941	$12,980	$13,717	$14,578

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

MainStay ICAP Select Equity Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,				June 17, 2013** through October 31,
Class R6	2016		2015	2014	2013
Net asset value at beginning of year	$45.21		$51.55	$46.92	$44.12
Net investment income (loss) (a)	0.43		0.48	0.68	0.18
Net realized and unrealized gain (loss) on investments	(2.61)		0.47	4.60	2.96
Total from investment operations	(2.18)		0.95	5.28	3.14
Less dividends and distributions:
From net investment income	(0.44)		(1.30)	(0.65)	(0.34)
From net realized gain on investments	(8.06)		(5.99)	—	—
Total dividends and distributions	(8.50)		(7.29)	(0.65)	(0.34)
Net asset value at end of year	$34.53		$45.21	$51.55	$46.92
Total investment return (b)	(5.83%)		2.30%	11.30%	7.17	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.19%		1.03%	1.35%	1.05	%††
Net expenses	0.83	% (d)	0.82%	0.82%	0.81	%††
Portfolio turnover rate	82%		86%	65%	55%
Net assets at end of year (in 000’s)	$22,246		$50,988	$95,587	$27

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

MainStay Epoch U.S. Equity Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,
Class A	2016		2015	2014	2013	2012
Net asset value at beginning of year	$14.06		$14.55	$13.57	$13.56	$12.68
Net investment income (loss) (a)	0.29		0.33	0.28	0.26	0.12
Net realized and unrealized gain (loss) on investments	0.69		(0.04)	1.66	2.53	1.47
Total from investment operations	0.98		0.29	1.94	2.79	1.59
Less dividends and distributions:
From net investment income	(0.26)		(0.33)	(0.39)	(0.10)	(0.04)
From net realized gain on investments	(0.55)		(0.45)	(0.57)	(2.68)	(0.67)
Total dividends and distributions	(0.81)		(0.78)	(0.96)	(2.78)	(0.71)
Net asset value at end of year	$14.23		$14.06	$14.55	$13.57	$13.56
Total investment return (b)	7.43%		2.06%	15.14%	25.99%	13.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.04	%(c)	2.36%	2.05%	2.07%	0.89%
Net expenses	1.16	%(d)	1.24%	1.26%	1.32%	1.31	%(e)
Expenses (before waiver/reimbursement)	1.33%		1.76%	1.63%	2.03%	1.62	%(e)
Portfolio turnover rate	14%		19%	16%	39%	50%
Net assets at end of year (in 000’s)	$26,701		$12,473	$10,219	$7,272	$1,090

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.03%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.17%.
(e)	Net of interest expense of less than 0.01%.

	Year ended October 31,
Investor Class	2016		2015	2014	2013	2012
Net asset value at beginning of year	$14.01		$14.50	$13.52	$13.54	$12.66
Net investment income (loss) (a)	0.27		0.32	0.25	0.25	0.13
Net realized and unrealized gain (loss) on investments	0.68		(0.05)	1.65	2.53	1.46
Total from investment operations	0.95		0.27	1.90	2.78	1.59
Less dividends and distributions:
From net investment income	(0.24)		(0.31)	(0.35)	(0.12)	(0.04)
From net realized gain on investments	(0.55)		(0.45)	(0.57)	(2.68)	(0.67)
Total dividends and distributions	(0.79)		(0.76)	(0.92)	(2.80)	(0.71)
Net asset value at end of year	$14.17		$14.01	$14.50	$13.52	$13.54
Total investment return (b)	7.30%		1.86%	14.86%	25.95%	13.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.92	%(c)	2.26%	1.85%	2.05%	1.02%
Net expenses	1.34	%(d)	1.35%	1.46%	1.47%	1.21	%(e)
Expenses (before waiver/reimbursement)	1.51%		1.87%	1.83%	2.18%	1.50	%(e)
Portfolio turnover rate	14%		19%	16%	39%	50%
Net assets at end of year (in 000’s)	$2,861		$1,869	$1,610	$1,193	$444

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.91%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.35%.
(e)	Net of interest expense of less than 0.01%.

MainStay Epoch U.S. Equity Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,
Class C	2016		2015	2014	2013	2012
Net asset value at beginning of year	$13.66		$14.16	$13.18	$13.34	$12.53
Net investment income (loss) (a)	0.15		0.20	0.15	0.15	0.03
Net realized and unrealized gain (loss) on investments	0.69		(0.04)	1.62	2.47	1.45
Total from investment operations	0.84		0.16	1.77	2.62	1.48
Less dividends and distributions:
From net investment income	(0.15)		(0.21)	(0.22)	(0.10)	—
From net realized gain on investments	(0.55)		(0.45)	(0.57)	(2.68)	(0.67)
Total dividends and distributions	(0.70)		(0.66)	(0.79)	(2.78)	(0.67)
Net asset value at end of year	$13.80		$13.66	$14.16	$13.18	$13.34
Total investment return (b)	6.55%		1.13%	14.08%	24.84%	12.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.09	%(c)	1.45%	1.10%	1.24%	0.23%
Net expenses	2.07	%(d)	2.10%	2.21%	2.22%	1.98	%(e)
Expenses (before waiver/reimbursement)	2.24%		2.62%	2.58%	2.93%	2.23	%(e)
Portfolio turnover rate	14%		19%	16%	39%	50%
Net assets at end of year (in 000’s)	$8,416		$3,762	$2,612	$1,280	$393
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.08%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.08%.
(e)	Net of interest expense of less than 0.01%.

	Year ended October 31,
Class I	2016		2015	2014	2013	2012
Net asset value at beginning of year	$14.17		$14.67	$13.68	$13.62	$12.75
Net investment income (loss) (a)	0.31		0.38	0.32	0.39	0.14
Net realized and unrealized gain (loss) on investments	0.72		(0.07)	1.67	2.45	1.48
Total from investment operations	1.03		0.31	1.99	2.84	1.62
Less dividends and distributions:
From net investment income	(0.30)		(0.36)	(0.43)	(0.10)	(0.08)
From net realized gain on investments	(0.55)		(0.45)	(0.57)	(2.68)	(0.67)
Total dividends and distributions	(0.85)		(0.81)	(1.00)	(2.78)	(0.75)
Net asset value at end of year	$14.35		$14.17	$14.67	$13.68	$13.62
Total investment return (b)	7.76%		2.23%	15.42%	26.36%	13.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.18	%(c)	2.67%	2.32%	3.15%	1.06%
Net expenses	0.87	%(d)	0.99%	1.01%	1.07%	1.05	%(e)
Expenses (before waiver/reimbursement)	1.04%		1.51%	1.38%	1.78%	1.10	%(e)
Portfolio turnover rate	14%		19%	16%	39%	50%
Net assets at end of year (in 000’s)	$63,995		$6,496	$7,618	$7,892	$37,430

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.16%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.89%.
(e)	Net of interest expense of less than 0.01%.

APPENDIX F

RECORD DATE, OUTSTANDING SHARES

AND INTERESTS OF CERTAIN PERSONS

There were 13,297,157.338 shares of the Equity Fund that were outstanding as of the close of business on February 10, 2017 (the “Record Date”).

As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the class identified of the Equity Fund. Shareholders indicated below holding greater than 25% or more of a Fund are considered “controlling persons” of that Fund under the 1940 Act.

MainStay ICAP Equity Fund 5% Shareholders

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Class A	National Financial Services LLC For the Exclusive Benefit of our Customers 499 Washington Blvd Attn: Mutual Funds Dept 4th Fl Jersey City NJ 07310-2010	196,774.028	22.22%

	Taynik & Co C/O Investors Bank & Trust Po Box 5501 Boston MA 02206-5501	188,495.041	21.28%

Class C	Merrill Lynch Pierce Fenner & Smith Inc - For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 3rd Fl Jacksonville FL 32246-6484	45,987.894	20.47%

	National Financial Services LLC For the Exclusive Benefit of our Customers 499 Washington Blvd Attn: Mutual Funds Dept 4th Fl Jersey City NJ 07310-2010	39,283.688	17.49%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	26,935.494	11.99%

	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1100	18,074.459	8.05%

	Morgan Stanley Smith Barney Harbor Side Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	16,256.974	7.24%

Class I	New York Life Progress-Sharing Investment Plan Program C/O Maria Mauceri 51 Madison Ave Rm 511 New York NY 10010-1603	1,761,263.313	15.07%

	John Hancock Trust Company LLC 690 Canton St Ste 100 Westwood MA 02090-2324	1,115,556.842	9.54%

	New York Life Insurance Co Mainstay VP Moderate Growth Alloc 30 Hudson St 23rd Floor Attn: Chris Feind Jersey City NJ 07302-4600	1,075,334.166	9.2%

	Charles Schwab & Co Inc Special Custody Account for Benefit Of Customers Mutual Fund Operations 211 Main St San Francisco CA 94105-1905	745,522.673	6.38%

	New York Life Insurance Co Mainstay Moderate Growth Alloc Fd 30 Hudson St 23rd Floor Attn: Chris Feind Jersey City NJ 07302-4600	707,389.634	6.05%

	New York Life Insurance Co Mainstay VP Growth Allocation 30 Hudson St 23rd Floor Attn: Chris Feind Jersey City NJ 07302-4600	632,781.353	5.41%

F-1

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Class R1	NFS LLC FEBO FIIOC As Agent for Qualified Employee Benefit Plans (401k) FINOPS IC Funds 100 Magellan Way Covington KY 41015-1987	29,886.737	61.72%

	Mg Trust Co Trustee Arapahoe / Douglas Mental Health Network 401k 700 17th St Ste 300 Denver CO 80202-3531	10,920.578	22.55%

	Matrix Trust Co Ttee FBO Spanos 401(K) Incentive Plan Po Box 52129 Phoenix AZ 85072-2129	4,824.771	9.96%

Class R2	VRSCO FBO AIGFSB Cust Ttee FBO Jefferson Cntr For Mental Hlth 401k 2929 Allen Parkway, A6-20 Houston TX 77019-7117	35,903.457	54.21%

	State Street Bank And Trust Company Trustee And / Or Custodian FBO ADP Access Product 1 Lincoln St Boston MA 02111-2901	23,953.318	36.17%

Class R3	State Street Bank And Trust Company Trustee and / or Custodian FBO ADP Access Product 1 Lincoln St Boston MA 02111-2901	44,966.120	74.28%

	Ascensus Trust Company FBO Law Offices Of Robert W. Ripley And 690743 P.O. Box 10758 Fargo ND 58106-0758	4,717.192	7.79%

	MG Trust Company Cust. FBO M. Nelson Barnes & Sons, Inc. 401k 717 17th Street Suite 1300 Denver CO 80202-3304	4,100.856	6.77%

F-2

There were 37,932,107.293 shares of the Select Equity Fund that were outstanding as of the close of business on the Record Date.

As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the class identified of the Select Equity Fund. Shareholders indicated below holding greater than 25% or more of a Fund are considered “controlling persons” of that Fund under the 1940 Act.

MainStay ICAP Select Equity Fund 5% Shareholders

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Class A	National Financial Services LLC For the Exclusive Benefit of our Customers 499 Washington Blvd Attn: Mutual Funds Dept 4th Fl Jersey City NJ 07310-2010	1,382,347.699	17.2%

Class C	Merrill Lynch Pierce Fenner & Smith Inc - For the Sole Benefit Of Its Customers Attn: Fund Administration 97yk8 4800 Deer Lake Drive East 3rd Fl Jacksonville FL 32246-6484	270,921.037	20.49%

	National Financial Services LLC For The Exclusive Benefit of our Customers 499 Washington Blvd Attn: Mutual Funds Dept 4th Fl Jersey City NJ 07310-2010	208,256.970	15.75%

	Morgan Stanley Smith Barney Harbor Side Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	202,493.723	15.32%

	UBS WM USA Omni Account M/F Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	106,143.870	8.03%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	92,812.355	7.02%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1100	80,656.212	6.1%

Class R6	John Hancock Trust Company LLC 690 Canton St Ste 100 Westwood MA 02090-2324	434,069.421	80.51%

	Vanguard Fiduciary Trust Co Po Box 2600 Attention: Outside Funds Valley Forge PA 19482-2600	67,592.448	12.54%

	SEI Private Trust Company C/O Id 243 Johnson Trust Ets One Freedom Valley Drive Oaks PA 19456-9989	37,513.485	6.96%

Class I	Edward D Jones & Co FBO Customers 12555 Manchester Rd Saint Louis MO 63131-3729	10,349,900.572	47.39%

	Charles Schwab & Co Inc Special Custody Account for Benefit Of Customers Mutual Fund Operations 211 Main St San Francisco CA 94105-1905	3,782,321.612	17.32%

	National Financial Services LLC For Exclusive Benefit of our Customers 499 Washington Blvd Attn Mutual Funds Dept 4th Fl Jersey City NJ 07310-2010	2,858,891.796	13.09%

F-3

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Class R1	John Hancock Trust Company LLC 690 Canton St Ste 100 Westwood MA 02090-2324	167,460.814	79.37%

	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	21,481.379	10.18%

	NFS LLC FEBO Transamerica Life Ins Company 1150 S Olive St Los Angeles CA 90015-2211	13,228.290	6.27%

Class R2	John Hancock Trust Company LLC 690 Canton St Ste 100 Westwood MA 02090-2324	122,128.822	56.2%

	Nationwide Trust Company FSB C/O IPO Portfolio Accounting Po Box 182029 Columbus OH 43218-2029	39,612.991	18.23%

	FIIOC 401k Plan FBO Itasca International Inc 100 Magellan Way Kwic Covington KY 41015-1999	11,448.876	5.27%

Class R3	Mg Trust Company Cust. FBO Dalton Surgical Group, P.C. Profit 717 17th St Ste 1300 Denver CO 80202-3304	14,794.782	20.33%

	Morgan Stanley Smith Barney Harbor Side Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	9,675.900	13.29%

	Frontier Trust Company FBO Watson Family Dentistry EE Savings PO Box 10758 Fargo ND 58106-0758	9,046.743	12.43%

	State Street Bank & Trust FBO ADP/Morgan Stanley Dean Witter 401 K Product 105 Rosewood Ave Westwood MA 02090	5,647.959	7.76%

F-4

MainStay Investments®

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope
2. **ONLINE** at **proxyonline.com** using your proxy control number found
3. By **PHONE** when you dial toll-free **1-888-227-9349** to reach an
4. By **PHONE** with a live operator when you call toll-free **1-800-967-0261**

CONTROL NUMBER

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

MainStay ICAP Equity Fund

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints J. Kevin Gao, Thomas C. Humbert, Jr. and Y. Rachel Kuo and each of them, as proxies with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the Equity Fund held of record by the undersigned on February 10, 2017 at the Special Meeting of the Equity Fund to be held on April 21, 2017, or at any adjournments or postponements thereof. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Special Meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-967-0261**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting to Be Held on April 21, 2017. The proxy statement for this meeting is available at:

proxyonline.com/docs/mainstayICAP.pdf

PROXY CARD

MainStay ICAP Equity Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE ABOVESIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE VOTE, DATE AND SIGN, AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

Please refer to the Proxy Statement for a discussion of the proposals.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THE BOARD OF TRUSTEES OF MAINSTAY UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares owned.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND.

REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE.
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

MainStay Investments®

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope
2. **ONLINE** at **proxyonline.com** using your proxy control number found
3. By **PHONE** when you dial toll-free **1-888-227-9349** to reach an
4. By **PHONE** with a live operator when you call toll-free **1-800-967-0261**

CONTROL NUMBER

MainStay ICAP Select Equity Fund

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints J. Kevin Gao, Thomas C. Humbert, Jr. and Y. Rachel Kuo and each of them, as proxies with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the Select Equity Fund held of record by the undersigned on February 10, 2017 at the Special Meeting of the Select Equity Fund to be held on April 21, 2017, or at any adjournments or postponements thereof. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Special Meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-967-0261**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting to Be Held on April 21, 2017. The proxy statement for this meeting is available at:

proxyonline.com/docs/mainstayICAP.pdf

PROXY CARD

MainStay ICAP Select Equity Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE ABOVESIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE VOTE, DATE AND SIGN, AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

Please refer to the Proxy Statement for a discussion of the proposals.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THE BOARD OF TRUSTEES OF MAINSTAY UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares owned.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND.

REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

THE MAINSTAY FUNDS

MainStay Epoch U.S. Equity Yield Fund

Statement of Additional Information

February 27, 2017

Acquisition of the Assets and Liabilities of:

MainStay ICAP Equity Fund,
(a series of MainStay Funds Trust)
(the “Equity Fund”)

51 Madison Avenue,

New York, New York 10010

and

MainStay ICAP Select Equity Fund,
(a series of MainStay Funds Trust)

(the “Select Equity Fund” and, together with the Equity Fund, the “Acquired Funds”)

51 Madison Avenue,

New York, New York 10010

By, and in Exchange for, Shares of the MainStay Epoch U.S. Equity Yield Fund (a series of The MainStay Funds) (the “Acquiring Fund”) 51 Madison Avenue New York, New York 10010

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated February 27, 2017, relating specifically to the proposed transfer of the assets of the Equity Fund and the Select Equity Fund to the Acquiring Fund and the assumption of the liabilities of the Equity Fund and the Select Equity Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to those of the Equity Fund and the Select Equity Fund (each a “Reorganization,” collectively the “Reorganizations”). Unless otherwise indicated, capitalized terms used herein have the same meanings as are given to them in the Proxy Statement/Prospectus. To obtain a copy of the Proxy Statement/Prospectus, please contact MainStay Funds, 30 Hudson Street, Jersey City, New Jersey 07302, by calling toll-free 800-MAINSTAY (624-6782), or by visiting our website at mainstayinvestments.com.

DOCUMENTS INCORPORATED BY REFERENCE, INCLUDING FINANCIAL STATEMENTS

This Statement of Additional Information of the Acquiring Fund consists of these introductory pages, the accompanying pro forma financial statements and related notes and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1.	Prospectus for the Equity Fund and Select Equity Fund, dated February 29, 2016, as supplemented; (Accession Number 0001193125-16-483040);
2.	Prospectus for the Acquiring Fund, dated February 29, 2016, as supplemented (with respect to Share Classes A, Investor, C and I); (Accession Number 0001193125-16-483040);
3.	Statement of Additional Information of the Equity Fund and Select Equity Fund, dated February 29, 2016, as amended September 22, 2016; (Accession Number 0001144204-16-124878);

1

4.	Statement of Additional Information of the Acquiring Fund, dated February 29, 2016, as amended September 22, 2016 (with respect to Share Classes A, Investor, C and I); (Accession Number 0001144204-16-124878);
5.	Prospectus for the Acquiring Fund, dated February 13, 2017, as supplemented (with respect to Share Classes B, R1, R2, R3 and R6); (Accession Number 0001144204-17-007582);
6.	Statement of Additional Information of the Acquiring Fund, dated February 13, 2017, as supplemented (with respect to Share Classes B, R1, R2, R3 and R6); (Accession Number 0001144204-17-007582)
7.	Annual Reports to shareholders of the Equity Fund, Select Equity Fund and Acquiring Fund for the fiscal year ended October 31, 2016; (Accession Number 0001193125-17-004188); and
8.	Semi Annual Reports to shareholders of the Equity Fund, Select Equity Fund and Acquiring Fund for the period April 30, 2016; (Accession Number 0001193125-16-644118).

Reorganization between MainStay ICAP Equity Fund

and MainStay Epoch U.S. Equity Yield Fund

FINANCIAL STATEMENTS

For additional information, see the October 31, 2016 annual report of the Equity Fund.

PRO FORMA FINANCIAL INFORMATION

The pro forma information provided herein should be read in conjunction with the annual reports noted above which are on file with the SEC and are available at no charge. The information provided herein is unaudited and is provided as of October 31, 2016, the assumed date of the Reorganization for purposes of this section. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies.

Upon consideration of the recommendation of New York Life Investments, the Board approved the appointment of Epoch as an interim subadvisor to the Equity Fund pursuant to an Interim Subadvisory Agreement in connection with the acquisition by Epoch of certain assets of the investment management business of Institutional Capital LLC, the former subadvisor to the Equity Fund and an affiliate of New York Life Investments, and specifically in anticipation of seeking shareholder approval for the Reorganization. The Interim Subadvisory Agreement will expire upon the 150th day after January 9, 2017 (the date of its effectiveness) or upon the closing of the Reorganization.

The Equity Fund and the Acquiring Fund are both managed by New York Life Investments. Both Funds are subadvised by Epoch. Both Funds are series of MainStay Funds Trust. Both Funds are diversified.

New York Life Investments will bear 100% of the direct costs associated with any portfolio transactions associated with the ongoing repositioning, which include brokerage commissions, transaction charges and related fees charged to the Fund. These direct costs are estimated to be $68,000.

Epoch does not anticipate purchasing or selling securities held by the Equity Fund specifically to align its portfolio with the Acquiring Fund prior to shareholder approval of the Reorganization, as Epoch anticipates purchasing and selling securities in connection with its prior appointment as interim subadvisor to the Equity Fund. Epoch anticipates that it may purchase securities similar to those held by the Acquiring Fund in accordance with the Equity Fund’s principal investment strategies if the Equity Fund has net subscriptions while Epoch serves as interim subadvisor. Thus, it is not anticipated that the Equity Fund will incur significant brokerage fees or other costs specifically in connection with portfolio transitioning in connection with the Reorganization.

The purpose of the Reorganization is to combine two funds with similar investment objectives. The combined fund offers economies of scale that may lead to lower shareholder expenses and greater growth potential. The Acquiring Fund will be the accounting survivor of the Reorganization, and its financial performance will be carried over to financial statements prepared in future periods.

The Equity Fund offers seven classes of shares: Investor Class, Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares. Class A, Investor Class and Class R2 shares of the Equity Fund are subject to distribution and/or service (12b-1) fees equal to an annual rate of 0.25% of the average daily net assets of Class A, Investor Class and Class R2 shares. Class C shares of the Equity Fund are subject to a distribution fee equal to an annual rate of 0.75% of the average daily net assets of Class C shares along with a service fee equal to an annual rate of 0.25% of the average daily net assets of Class C shares. Class

R3 shares are subject to distribution and/or service (12b-1) fees equal to an annual rate of 0.50% of the average daily net assets of Class R3 shares. Class I and Class R1 shares of the Equity Fund are not subject to any distribution and/or service (12b-1) fees.

In connection with the Reorganization, Investor Class, Class A, Class C, Class I, Class R1, Class R2 and Class R3 shareholders of the Equity Fund will receive Investor Class, Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares, respectively, of the Acquiring Fund. Class A, Investor Class and Class R2 shares of the Acquiring Fund are subject to distribution and/or service (12b-1) fees equal to an annual rate of 0.25% of the average daily net assets of Class A, Investor Class and Class R2 shares. Class C shares of the Acquiring Fund are subject to a distribution fee equal to an annual rate of 0.75% of the average daily net assets of Class C shares along with a service fee equal to an annual rate of 0.25% of the average daily net assets of Class C shares. Class R3 shares are subject to distribution and/or service (12b-1) fees equal to an annual rate of 0.50% of the average daily net assets of Class R3 shares. Class I, Class R1 and Class R6 shares of the Acquiring Fund are not subject to any distribution and/or service (12b-1) fees.

The net assets of the Equity Fund as of October 31, 2016 amounted to $644,568,538. The net assets of the Acquiring Fund as of October 31, 2016 were $101,973,363.

The Equity Fund pays New York Life Investments management fees equal to an annual percentage of its average daily net assets. The Equity Fund pays New York Life Investments a management fee as an annual percentage of the fund’s average daily net assets as follows: 0.80% on assets up to $5 billion; 0.775% on assets up to $7.5 billion; and 0.750% on assets in excess of $7.5 billion. For the fiscal year ended October 31, 2016, the Equity Fund paid New York Life Investments an effective management fee of 0.80%, for services performed as a percentage of the average daily net assets.

Upon the closing of the Reorganization, the Acquiring Fund will pay New York Life Investments a management fee equal to an annual percentage of the Acquiring Fund’s average daily net assets, as shown in the following table.

Assets up to $500 million	0.700%
Assets from $500 million to $1 billion	0.680%
Assets from $1 billion to $2 billion	0.660%
Assets in excess of $2 billion	0.650%

The pro forma effective management fee for the fiscal year ended October 31, 2016 assuming the Equity Fund Reorganization is approved would have been 0.69%, for services performed as a percentage of the average daily net assets.

The pro forma total annual fund operating expense ratios per class for the fiscal year ended October 31, 2016 assuming the Equity Fund Reorganization is approved would be as follows: Class A, 1.02%; Class C, 1.95%; Class I, 0.77%; Investor Class, 1.20%; Class R1, 0.87%; Class R2, 1.12%; and Class R3, 1.37%.

In connection with the Reorganization, the following annual expenses on the pro forma combined fund financials were decreased: Management fee by $970,553 or 0.10%, Audit fee by $57,855 or 0.01%, Blue Sky fee by $83,712 or 0.01% and Transfer Agent fee by $138,010 or 0.07% with an offsetting Reimbursement adjustment in the amount of $92,243 or 0.13%.

New York Life Investments pays subadvisory fees to Epoch from its own assets and not from the assets of the Equity Fund or the Acquiring Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.14% of its average daily net assets for the Acquiring Fund. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

The following table identifies the various service providers to the Funds, other than each Fund’s manager and subadvisor. Each of these service providers has entered into an agreement with MainStay Funds Trust that governs the provision of services to the Funds.

	MainStay ICAP Equity Fund	MainStay Epoch U.S. Equity Yield Fund
Distributor	NYLIFE Distributors LLC	NYLIFE Distributors LLC
Transfer agent	NYLIM Service Co.	NYLIM Service Co.
Custodian	State Street Bank & Trust	State Street Bank & Trust
Independent registered public accounting firm	KPMG LLP	KPMG LLP

No significant accounting policies, specifically, policies regarding valuation of portfolio securities or compliance with Subchapter M of the Code will change as a result of the Reorganization.

It is anticipated that the Equity Fund will engage in portfolio transition activities in preparation for the Reorganization. It is also anticipated that the Equity Fund would undergo additional portfolio turnover specifically in preparation for, or in anticipation of, the Reorganizations. In connection with the appointment of Epoch as interim subadvisor to the Equity Fund, the Equity Fund is expected to undergo portfolio turnover before the Shareholder Meeting. It is expected that 88% of the Equity Fund’s portfolio will be sold in connection with the appointment of Epoch as interim subadvisor. This portfolio turnover would be in addition to the portfolio turnover that would be experienced by the Equity Fund following the Reorganizations in connection with its normal investment operations. Portfolio turnover in connection with the appointment of Epoch as interim subadvisor and portfolio turnover in anticipation of the Reorganizations would result in brokerage fees or other costs, which would be borne by New York Life Investments. These costs are estimated to be $68,000 for the Equity Fund.

It is anticipated that the Reorganization will qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Code. Accordingly, pursuant to this treatment, neither the Equity Fund, the Acquiring Fund, nor the shareholders are expected to recognize any gain or loss for Federal income tax purposes from the transactions contemplated by the Reorganization Agreement, and the aggregate tax basis of the Acquiring Fund shares received by each Equity Fund shareholder will be the same as the aggregate tax basis of the shares of the Equity Fund exchanged therefor immediately before the Reorganization. As of the Funds’ latest fiscal year end of October 31, 2016, neither the Equity Fund nor the Acquiring Fund had capital loss carryforwards. However, any securities transactions conducted in advance of the Reorganization to align the portfolio holdings of the Equity Fund with those of the Acquiring Fund are expected to generate capital gains for the Equity Fund, based on market prices as of the date of the Proxy Statement/Prospectus. The estimated amount of distributable capital gains assuming all securities are sold is $69 million ($4.94 per share), or approximately 12% of net assets of the Equity Fund as of January 31, 2017. Any net capital gains would be distributed to shareholders of the Equity

Fund in advance of the Reorganization. This distribution generally would be taxable to shareholders that are not in a tax-qualified plan. For more information regarding the tax treatment of capital gains distributions, please see “Understand the Tax Consequences” in Appendix B to the Proxy Statement/Prospectus. In addition, you should seek the advice of a tax advisor to determine how this distribution will impact your individual tax situation.

Reorganization between MainStay ICAP Select Equity Fund

and MainStay Epoch U.S. Equity Yield Fund

FINANCIAL STATEMENTS

For additional information, see the October 31, 2016 annual report of the Select Equity Fund.

PRO FORMA FINANCIAL INFORMATION

The pro forma information provided herein should be read in conjunction with the annual reports noted above which are on file with the SEC and are available at no charge. The information provided herein is unaudited and is provided as of October 31, 2016, the assumed date of the Reorganization for purposes of this section. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies.

Upon consideration of the recommendation of New York Life Investments, the Board approved the appointment of Epoch as an interim subadvisor to the Select Equity Fund pursuant to an Interim Subadvisory Agreement in connection with the acquisition by Epoch of certain assets of the investment management business of Institutional Capital LLC, the former subadvisor to the Select Equity Fund and an affiliate of New York Life Investments, and specifically in anticipation of seeking shareholder approval for the Reorganization. The Interim Subadvisory Agreement will expire upon the 150th day after January 9, 2017 (the date of its effectiveness) or upon the closing of the Reorganization.

The Select Equity Fund and the Acquiring Fund are both managed by New York Life Investments. Both Funds are subadvised by Epoch. Both Funds are series of MainStay Funds Trust. Both Funds are diversified.

New York Life Investments will bear 100% of the direct costs associated with any portfolio transactions associated with the ongoing repositioning, which include brokerage commissions, transaction charges and related fees charged to the Fund. These direct costs are estimated to be $168,000.

Epoch does not anticipate purchasing or selling securities held by the Select Equity Fund specifically to align its portfolio with the Acquiring Fund prior to shareholder approval of the Reorganization, as Epoch anticipates purchasing and selling securities in connection with its prior appointment as interim subadvisor to the Select Equity Fund. Epoch anticipates that it may purchase securities similar to those held by the Acquiring Fund in accordance with the Select Equity Fund’s principal investment strategies if the Select Equity Fund has net subscriptions while Epoch serves as interim subadvisor. Thus, it is not anticipated that the Select Equity Fund will incur significant brokerage fees or other costs specifically in connection with portfolio transitioning in connection with the Reorganization.

The purpose of the Reorganization is to combine two funds with similar investment objectives. The combined fund offers economies of scale that may lead to lower shareholder expenses and greater growth potential. The Acquiring Fund will be the accounting survivor of the Reorganization, and its financial performance will be carried over to financial statements prepared in future periods.

The Select Equity Fund offers nine classes of shares: Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Class R6 shares. Class A, Investor Class and Class R2 shares of the Select Equity Fund are subject to distribution and/or service (12b-1) fees equal to an annual rate of 0.25% of the average daily net assets of Class A, Investor Class and Class R2 shares. Class B and Class C shares of the Select Equity Fund are subject to a distribution fee equal to an annual rate of 0.75% of the average daily net assets of Class B and Class C shares along with a service fee equal to an annual rate of 0.25% of the average daily net assets of Class B and Class C shares. Class R3 shares are subject to distribution and/or service (12b-1) fees equal to an annual rate of 0.50% of the average daily net assets of Class R3 shares. Class I, Class R1 and Class R6 shares of the Select Equity Fund are not subject to any distribution and/or service (12b-1) fees.

In connection with the Reorganization, Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Class R6 shareholders of the Select Equity Fund will receive Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Class R6 shares, respectively, of the Acquiring Fund. Class A, Investor Class and Class R2 shares of the Acquiring Fund are subject to distribution and/or service (12b-1) fees equal to an annual rate of 0.25% of the average daily net assets of Class A, Investor Class and Class R2 shares. Class B and Class C shares of the Acquiring Fund are subject to a distribution fee equal to an annual rate of 0.75% of the average daily net assets of Class B and Class C shares along with a service fee equal to an annual rate of 0.25% of the average daily net assets of Class B and Class C shares. Class R3 shares are subject to distribution and/or service (12b-1) fees equal to an annual rate of 0.50% of the average daily net assets of Class R3 shares. Class I, Class R1 and Class R6 shares of the Acquiring Fund are not subject to any distribution and/or service (12b-1) fees.

The net assets of the Select Equity Fund as of October 31, 2016 amounted to $1,564,264,736. The net assets of the Acquiring Fund as of October 31, 2016 were $101,973,363.

The Select Equity Fund pays New York Life Investments management fees equal to an annual percentage of its average daily net assets. The Select Equity Fund pays New York Life Investments a management fee as an annual percentage of the fund’s average daily net assets as follows: 0.80% on assets up to $5 billion; 0.775% on assets up to $7.5 billion; and 0.750% on assets in excess of $7.5 billion. For the fiscal year ended October 31, 2016, the Select Equity Fund paid New York Life Investments an effective management fee of 0.80%, for services performed as a percentage of the average daily net assets.

Upon the closing of the Reorganization, the Acquiring Fund pays New York Life Investments a management fee equal to an annual percentage of the Acquiring Fund’s average daily net assets, as shown in the following table.

Assets up to $500 million	0.700%
Assets from $500 million to $1 billion	0.680%
Assets from $1 billion to $2 billion	0.660%
Assets in excess of $2 billion	0.650%

The pro forma effective management fee for the fiscal year ended October 31, 2016 assuming the Select Equity Fund Reorganization is approved would have been 0.67%, for services performed as a percentage of the average daily net assets.

The pro forma total annual fund operating expense ratios per class for the fiscal year ended October 31, 2016 assuming the Select Equity Fund Reorganization is approved would be as follows: Class A, 1.07%; Class B, 1.93%; Class C, 1.93%; Class I, 0.82%; Investor Class, 1.18%; Class R1, 0.92%; Class R2, 1.17%; Class R3, 1.42%; and Class R6, 0.70%.

In connection with the Reorganization, the following annual expenses on the pro forma combined fund financials were decreased: Management fee by $3,238,671 or 0.13%, Audit fee by $61,866 or 0.00%, Blue Sky fee by $158,039 or 0.01% and Transfer Agent fee by $1,144,703 or 0.13% with an offsetting Reimbursement adjustment in the amount of $2,200,633 or 0.39%.

New York Life Investments pays subadvisory fees to Epoch from its own assets and not from the assets of the Select Equity Fund or the Acquiring Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.14% of its average daily net assets for the Acquiring Fund. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

The following table identifies the various service providers to the Funds, other than each Fund’s manager and subadvisor. Each of these service providers has entered into an agreement with MainStay Funds Trust that governs the provision of services to the Funds.

	MainStay ICAP Select Equity Fund	MainStay Epoch U.S. Equity Yield Fund
Distributor	NYLIFE Distributors LLC	NYLIFE Distributors LLC
Transfer agent	NYLIM Service Co.	NYLIM Service Co.
Custodian	State Street Bank & Trust	State Street Bank & Trust
Independent registered public accounting firm	KPMG LLP	KPMG LLP

No significant accounting policies, specifically, policies regarding valuation of portfolio securities or compliance with Subchapter M of the Code will change as a result of the Reorganization.

It is anticipated that the Select Equity Fund will engage in portfolio transition activities in preparation for the Reorganization. It is also anticipated that the Select Equity Fund would undergo additional portfolio turnover specifically in preparation for, or in anticipation of, the Reorganizations. In connection with the appointment of Epoch as interim subadvisor to the Select Equity Fund, the Select Equity Fund is expected to undergo portfolio turnover before the Shareholder Meeting. It is expected that 91% of the Select Equity Fund’s portfolio will be sold in connection with the appointment of Epoch as interim subadvisor. This portfolio turnover would be in addition to the portfolio turnover that would be experienced by the Acquiring Fund following the Reorganization in connection with its normal investment operations. Portfolio turnover in connection with the appointment of Epoch as interim subadvisor and portfolio turnover in anticipation of the Reorganizations would result in brokerage fees or other costs, which would be borne by New York Life Investments. These costs are estimated to be $168,000 for the Select Equity Fund.

It is anticipated that the Reorganization will qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Code. Accordingly, pursuant to this treatment, neither the Select Equity Fund, the Acquiring Fund, nor the shareholders are expected to recognize any gain or loss for Federal income tax purposes from the transactions contemplated by the Reorganization Agreement, and the aggregate tax basis of the Acquiring Fund shares received by each Select Equity Fund shareholder will be the same as the aggregate tax basis of the shares of the Select Equity Fund exchanged therefor immediately before the Reorganization. As of the Funds’ latest fiscal year end of October 31, 2016, the Select Equity Fund had a capital loss carryforward of approximately $18,466,000 (or 1.28% of the net assets of the Select Equity Fund) of which $468,000 will expire in 2017 and $17,998,000 will not be subject to expiration and therefore unlimited. The Acquiring Fund has no capital loss carryforwards as of the Fund’s latest fiscal year end of October 31, 2016. However, any securities transactions conducted in advance of the Reorganization to align the portfolio holdings of the Select Equity Fund with those of the Acquiring Fund are expected to generate capital gains for the Select Equity Fund, based on market prices as of the date of the Proxy Statement/Prospectus. The estimated amount of distributable capital gains assuming all securities are sold is $134 million ($3.49 per share), or approximately 9% of net assets of the Select Equity Fund as of January 31, 2017. Any net capital gains in excess of capital loss carryforwards, to the extent available, would be distributed to shareholders of the Select Equity Fund in advance of the Reorganization. This distribution generally would be taxable to shareholders that are not in a tax-qualified plan. For more information regarding the tax treatment of capital gains distributions, please see “Understand the Tax Consequences” in Appendix B to the Proxy Statement/Prospectus. In addition, you should seek the advice of a tax advisor to determine how this distribution will impact your individual tax situation.

Reorganizations between MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund

and MainStay Epoch U.S. Equity Yield Fund

FINANCIAL STATEMENTS

For additional information, see the October 31, 2016 annual reports of the Equity Fund and Select Equity Fund.

PRO FORMA FINANCIAL INFORMATION

The pro forma information provided herein should be read in conjunction with the annual reports noted above which are on file with the SEC and are available at no charge. The information provided herein is unaudited and is provided as of October 31, 2016, the assumed date of the Reorganization for purposes of this section. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies.

Upon consideration of the recommendation of New York Life Investments, the Board approved the appointment of Epoch as an interim subadvisor to the Equity Fund and Select Equity Fund pursuant to an Interim Subadvisory Agreement in connection with the acquisition by Epoch of certain assets of the investment management business of Institutional Capital LLC, the former subadvisor to the Equity Fund and Select Equity Fund and an affiliate of New York Life Investments, and specifically in anticipation of seeking shareholder approval for the Reorganization. The Interim Subadvisory Agreement with respect to the Equity Fund and the Select Equity Fund will expire upon the 150th day after January 9, 2017 (the date of its effectiveness) or upon the closing of the applicable Reorganization.

The Equity Fund, Select Equity Fund and the Acquiring Fund are all managed by New York Life Investments. All three Funds are subadvised by Epoch. All three Funds are series of MainStay Funds Trust. All three Funds are diversified.

New York Life Investments will bear 100% of the direct costs associated with any portfolio transactions associated with the ongoing repositioning, which include brokerage commissions, transaction charges and related fees charged to the Funds. These costs are estimated to be $68,000 and $168,000 for the Equity Fund and the Select Equity Fund, respectively.

Epoch does not anticipate purchasing or selling securities held by the Equity Fund or Select Equity Fund specifically to align the Funds’ portfolios with the Acquiring Fund prior to shareholder approval of the Reorganization, as Epoch anticipates purchasing and selling securities in connection with its prior appointment as interim subadvisor to the Equity Fund and the Select Equity Fund. Epoch anticipates that it may purchase securities similar to those held by the Acquiring Fund in accordance with the Equity Fund’s and Select Equity Fund’s principal investment strategies if the Equity Fund and Select Equity Fund have net subscriptions while Epoch serves as interim subadvisor. Thus, it is not anticipated that the Equity Fund or Select Equity Fund will incur significant brokerage fees or other costs specifically in connection with portfolio transitioning in connection with the Reorganization.

The purpose of the Reorganizations is to combine three funds with similar investment objectives. The combined fund offers economies of scale that may lead to lower shareholder expenses and greater growth potential. The Acquiring Fund will be the accounting survivor of the Reorganization, and its financial performance will be carried over to financial statements prepared in future periods.

The Equity Fund offers seven classes of shares: Investor Class, Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares. Class A, Investor Class and Class R2 shares of the Equity Fund are subject to distribution and/or service (12b-1) fees equal to an annual rate of 0.25% of the average daily net assets of Class A, Investor Class and Class R2 shares. Class C shares of the Equity Fund are subject to a distribution fee equal to an annual rate of 0.75% of the average daily net assets of Class C shares along with a service fee equal to an annual rate of 0.25% of the average daily net assets of Class C shares. Class R3 shares are subject to distribution and/or service (12b-1) fees equal to an annual rate of 0.50% of the average daily net assets of Class R3 shares. Class I and Class R1 shares of the Equity Fund are not subject to any distribution and/or service (12b-1) fees.

In connection with the Reorganizations, Investor Class, Class A, Class C, Class I, Class R1, Class R2 and Class R3 shareholders of the Equity Fund will receive Investor Class, Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares, respectively, of the Acquiring Fund. Class A, Investor Class and Class R2 shares of the Acquiring Fund are subject to distribution and/or service (12b-1) fees equal to an annual rate of 0.25% of the average daily net assets of Class A, Investor Class and Class R2 shares. Class C shares of the Acquiring Fund are subject to a distribution fee equal to an annual rate of 0.75% of the average daily net assets of Class C shares along with a service fee equal to an annual rate of 0.25% of the average daily net assets of Class C shares. Class R3 shares are subject to distribution and/or service (12b-1) fees equal to an annual rate of 0.50% of the average daily net assets of Class R3 shares. Class I, Class R1 and Class R6 shares of the Acquiring Fund are not subject to any distribution and/or service (12b-1) fees

The Select Equity Fund offers nine classes of shares: Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Class R6 shares. Class A, Investor Class and Class R2 shares of the Select Equity Fund are subject to distribution and/or service (12b-1) fees equal to an annual rate of 0.25% of the average daily net assets of Class A, Investor Class and Class R2 shares. Class B and Class C shares of the Select Equity Fund are subject to a distribution fee equal to an annual rate of 0.75% of the average daily net assets of Class B and Class C shares along with a service fee equal to an annual rate of 0.25% of the average daily net assets of Class B and Class C shares. Class R3 shares are subject to distribution and/or service (12b-1) fees equal to an annual rate of 0.50% of the average daily net assets of Class R3 shares. Class I, Class R1 and Class R6 shares of the Select Equity Fund are not subject to any distribution and/or service (12b-1) fees.

In connection with the Reorganizations, Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Class R6 shareholders of the Select Equity Fund will receive Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Class R6 shares, respectively, of the Acquiring Fund. Class A, Investor Class and Class R2 shares of the Acquiring Fund are subject to distribution and/or service (12b-1) fees equal to an annual rate of 0.25% of the average daily net assets of Class A, Investor Class and Class R2 shares. Class B and Class C shares of the Acquiring Fund are subject to a distribution fee equal to an annual rate of 0.75% of the average daily net assets of Class B and Class C shares along with a service fee equal to an annual rate of 0.25% of the average daily net assets of Class B and Class C shares. Class R3 shares are subject to distribution and/or service (12b-1) fees equal to an annual rate of 0.50% of the average daily net assets of Class R3 shares. Class I, Class R1 and Class R6 shares of the Acquiring Fund are not subject to any distribution and/or service (12b-1) fees.

The net assets of the Equity Fund as of October 31, 2016 amounted to $644,568,538. The net assets of the Select Equity Fund as of October 31, 2016 amounted to $1,564,264,736. The net assets of the Acquiring Fund as of October 31, 2016 were $101,973,363.

The Equity Fund and Select Equity Fund each pay New York Life Investments management fees equal to an annual percentage of its average daily net assets. Each Fund pays New York Life Investments a management fee as an annual percentage of its average daily net assets as follows: 0.80% on assets up to $5 billion; 0.775% on assets up to $7.5 billion; and 0.750% on assets in excess of $7.5 billion. For the fiscal year ended October 31, 2016, each Fund paid New York Life Investments an effective management fee of 0.80%, for services performed as a percentage of the average daily net assets.

Upon the closing of the Reorganizations, the Acquiring Fund pays New York Life Investments a management fee equal to an annual percentage of the Acquiring Fund’s average daily net assets, as shown in the following table.

Assets up to $500 million	0.700%
Assets from $500 million to $1 billion	0.680%
Assets from $1 billion to $2 billion	0.660%
Assets in excess of $2 billion	0.650%

The pro forma effective management fee for the fiscal year ended October 31, 2016 assuming the Reorganizations are approved would have been 0.66%, for services performed as a percentage of the average daily net assets.

The pro forma total annual fund operating expense ratios per class for the fiscal year ended October 31, 2016 assuming the Reorganizations are approved would be as follows: Class A, 1.04%; Class B, 1.92%; Class C, 1.92%; Class I, 0.79%; Investor Class, 1.17%; Class R1, 0.89%; Class R2, 1.14%; Class R3, 1.39%; and Class R6, 0.68%.

In connection with the Reorganization, the following annual expenses on the pro forma combined fund financials were decreased: Management fee by $4,549,299 or 0.13%, Audit fee by $119,721 or 0.00%, Blue Sky fee by $241,751 or 0.01% and Transfer Agent fee by $1,282,713 or 0.11% with an offsetting Reimbursement adjustment in the amount of $2,200,633 or 0.30%.

New York Life Investments pays subadvisory fees to Epoch from its own assets and not from the assets of the Equity Fund, the Select Equity Fund or the Acquiring Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.14% of its average daily net assets for the Acquiring Fund. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

The following table identifies the various service providers to the Funds, other than each Fund’s manager and subadvisor. Each of these service providers has entered into an agreement with MainStay Funds Trust that governs the provision of services to the Funds.

	MainStay ICAP Equity Fund	MainStay ICAP Select Equity Fund	MainStay Epoch U.S. Equity Yield Fund
Distributor	NYLIFE Distributors LLC	NYLIFE Distributors LLC	NYLIFE Distributors LLC
Transfer agent	NYLIM Service Co.	NYLIM Service Co.	NYLIM Service Co.
Custodian	State Street Bank & Trust	State Street Bank & Trust	State Street Bank & Trust
Independent registered public accounting firm	KPMG LLP	KPMG LLP	KPMG LLP

No significant accounting policies, specifically, policies regarding valuation of portfolio securities or compliance with Subchapter M of the Code will change as a result of the Reorganizations.

It is anticipated that the Equity Fund and Select Equity Fund will engage in portfolio transition activities in preparation for the Reorganizations. It is also anticipated that the Acquired Funds would undergo additional portfolio turnover specifically in preparation for, or in anticipation of, the Reorganizations. In connection with the appointment of Epoch as interim subadvisor to both Acquired Funds, the Acquired Funds are expected to undergo portfolio turnover before the Shareholder Meeting. It is expected that 88% of the Equity Fund’s portfolio and 91% of the Select Equity Fund’s portfolio will be sold in connection with the appointment of Epoch as interim subadvisor. This portfolio turnover would be in addition to the portfolio turnover that would be experienced by the Acquiring Fund following the Reorganizations in connection with its normal investment operations. Portfolio turnover in connection with the appointment of Epoch as interim subadvisor and portfolio turnover in anticipation of the Reorganizations would result in brokerage fees or other costs, which would be borne by New York Life Investments. These costs are estimated to be $68,000 and $168,000 for the Equity Fund and the Select Equity Fund, respectively.

It is anticipated that the Reorganizations will qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Code. Accordingly, pursuant to this treatment, neither the Equity Fund, Select Equity Fund, the Acquiring Fund, nor the shareholders are expected to recognize any gain or loss for Federal income tax purposes from the transactions contemplated by the Reorganization Agreements, and the aggregate tax basis of the Acquiring Fund shares received by each of the Equity Fund and Select Equity Fund shareholder, respectively, will be the same as the aggregate tax basis of the shares of the Equity Fund or Select Equity Fund exchanged therefor immediately before the Reorganizations. As of the Funds’ latest fiscal year end of October 31, 2016, the Select Equity Fund had a capital loss carryforward of approximately $18,466,000 (or 1.18% of the net assets of the Select Equity Fund) of which $468,000 will expire in 2017 and $17,998,000 will not be subject to expiration and therefore unlimited and the Equity Fund and the Acquiring Fund had no capital loss carryforwards. However, any securities transactions conducted in advance of the Reorganizations to align the portfolio holdings of the Equity Fund and Select Equity Fund with those of the Acquiring Fund are expected to generate capital gains for the Equity Fund and Select Equity Fund, based on market prices as of the date of the Proxy Statement/Prospectus. The estimated amount of distributable capital gains assuming all securities are sold is $69 million ($4.94 per share), or approximately 12% of net assets of the Equity Fund as of January 31, 2017, and $134 million ($3.49 per share), or approximately 9% of net assets of the Select Equity Fund as of January 31, 2017. Any net capital gains in excess of capital loss carryforwards, to the extent available, would be distributed to shareholders of the Equity Fund and Select Equity Fund, respectively, in advance of the Reorganizations. This distribution generally would be taxable to shareholders that are not in a tax-qualified plan. For more information regarding the tax treatment of capital gains distributions, please see “Understand the Tax Consequences” in Appendix B to the Proxy Statement/Prospectus. In addition, you should seek the advice of a tax advisor to determine how this distribution will impact your individual tax situation.

MAINSTAY FUNDS TRUST

PART C

OTHER INFORMATION

ITEM 15.         INDEMNIFICATION

The MainStay Group of Funds, which includes MainStay Funds Trust, MainStay VP Funds Trust and The MainStay Funds, maintains a joint directors and officers/errors and omissions (“D&O/E&O”) liability insurance policy and joint independent directors liability (“IDL”) insurance policy. The D&O/E&O liability insurance policy covers all of the directors and officers of the MainStay Group of Funds and the IDL insurance policy covers the independent directors only. Subject to the terms, conditions and retentions of the policies, insured persons are covered for claims made against them while acting in their official capacities with the MainStay Group of Funds.

Article VII of MainStay Funds Trust’s (“Registrant’s”) Declaration of Trust states as follows:

Section 3. Indemnification.

(a)	For purposes of this Section 3 and Section 5 of this Article VII and any related provisions of the By-laws, “Agent” means any Person who is, was or becomes an employee or other agent of the Trust who is not a Covered Person; “Proceeding” means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals); and “liabilities” and “expenses” include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.

(b)	Subject to the exceptions and limitations contained in this Section, as well as any procedural requirements set forth in the By-Laws:

(i)	every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee or officer, and against amounts paid or incurred by him in the settlement thereof;

(ii)	every Person who is, has been, or becomes an Agent of the Trust may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been an Agent, and against amounts paid or incurred by him in the settlement thereof;

(iii)	every Person who is serving or has served at the request of the Trust as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any Proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having held such Other Position, and against amounts paid or incurred by him in the settlement thereof;

(c)	Without limitation of the foregoing and subject to the exceptions and limitations set forth in this Section, as well as any procedural requirements set forth in the By-Laws, the Trust shall indemnify each Covered Person who was or is a party or is threatened to be made a party to any Proceedings, by reason of alleged acts or omissions within the scope of his or her service as a Covered Person, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act.

(d)	No indemnification shall be provided hereunder to any Person who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (collectively, “Disabling Conduct”) or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.

(e)	With respect to any Proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the Proceeding was brought, no indemnification shall be provided to a Trustee, officer, Agent or other Person unless there has been a dismissal of the Proceeding by the court or other body before which it was brought for insufficiency of evidence of any Disabling Conduct with which such Trustee, officer, Agent or other Person has been charged or a determination that such Trustee, officer, Agent or other Person did not engage in Disabling Conduct:

(i)	by the court or other body before which the Proceeding was brought;

(ii)	by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the Proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(iii)	by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(f)	he Trust’s financial obligations arising from the indemnification provided herein or in the By-Laws (i) may be insured by policies maintained by the Trust; (ii) shall be severable; (iii) shall not be exclusive of or affect any other rights to which any Person may now or hereafter be entitled; and (iv) shall continue as to a Person who has ceased to be subject to indemnification as provided in this Section as to acts or omissions that occurred while the Person was indemnified as provided herein and shall inure to the benefit of the heirs, executors and administrators of such Person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, may be entitled, and other persons may be entitled by contract or otherwise under law.

(g)	Expenses of a Person entitled to indemnification hereunder in connection with the defense of any Proceeding of the character described in paragraphs (a) and (b) above may be advanced by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 3; provided, however, that either (i) such Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Person will be found entitled to indemnification under Section 3.

Section 5. Insurance.

The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Person entitled to indemnification from the Trust in connection with any proceeding in which he or she may become involved by virtue of his or her capacity or former capacity entitling him or her to indemnification hereunder.

In addition, each Trustee has entered into a written agreement with the Registrant pursuant to which the Registrant is contractually obligated to indemnify the Trustees to the fullest extent permitted by law and by the Declaration of Trust and By-Laws of the Registrant.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16.         EXHIBITS

(1)	Charter of Registrant

a.	Certificate of Trust as filed with the State of Delaware on April 28, 2009 – Previously filed as Exhibit (a)(1) to Registrant’s Initial Registration Statement on Form N-1A.*

b.	Amended and Restated Declaration of Trust dated August 19, 2016 – Previously filed as Exhibit (a)(2) to Post-Effective Amendment No. 100 to the Trust’s Registration Statement on Form N-1A on September 12, 2016*

(2)	By-Laws

a.	By-Laws of the Registrant effective April 8, 2009, Amended and Restated June 4, 2015 – Previously filed as Exhibit (b) to Post-Effective Amendment No. 82 to the Trust’s Registration Statement on Form N-1A on June 17, 2015.*

(3)	Voting Trust Agreement – Inapplicable.

(4)	Agreements of Reorganization

a.	Forms of Agreement and Plan of Reorganization between each Acquired Fund and its respective Acquiring Fund – Filed herewith as Appendices A and B to this Proxy Statement/Prospectus.

(5)	See the Declaration of Trust, as amended (Exhibit 1 above) and the Amended and Restated By-Laws (Exhibit 2 above).

(6)	Investment Advisory Contracts

a.	Amended and Restated Management Agreement dated February 27, 2015 – Previously filed as Exhibit (d)(1) to Post-Effective Amendment No. 73 to the Trust’s Registration Statement on Form N-1A on February 27, 2015.*

(i)	Amendment dated June 18, 2015 – Previously filed as Exhibit (d)(1)(a) to Post-Effective Amendment No. 82 to the Trust’s Registration Statement on Form N-1A on June 17, 2015.*

(ii)	Amendment dated June 1, 2015 – Previously filed as Exhibit (d)(1)(b) to Post-Effective Amendment No. 85 to the Trust’s Registration Statement on Form N-1A on August 28, 2015.*

(iii)	Amendment dated February 29, 2016 – Previously filed as Exhibit (d)(1)(c) to Post-Effective Amendment No. 89 to the Trust's Registration Statement on February 26, 2016.*

(iv)	Amendment dated March 25, 2016 – Previously filed as Exhibit (d)(1)(d) to Post-Effective Amendment No. 94 to the Trust’s Registration Statement on Form N-1A on June 20, 2016.*

(v)	Amendment dated June 30, 2016 – Previously filed as Exhibit (d)(1)(e) to Post-Effective Amendment No. 100 to the Trust’s Registration Statement on Form N-1A on September 12, 2016*

b.	Subadvisory Agreement between New York Life Investment Management LLC and Epoch Investment Partners, Inc. dated March 27, 2013 – Previously filed as Exhibit (d)(2) to Post-Effective Amendment No. 51 to the Trust’s Registration Statement on Form N-1A on June 17, 2013.*

(i)	Amendment dated February 29, 2016 – Previously filed as Exhibit (d)(2)(a) to Post-Effective Amendment No. 94 to the Trust’s Registration Statement on Form N-1A on June 20, 2016.*

(ii)	Amendment dated March 25, 2016 – Previously filed as Exhibit (d)(2)(b) to Post-Effective Amendment No. 94 to the Trust’s Registration Statement on Form N-1A on June 20, 2016.*

(iii)	Amendment dated May 1, 2016 – Previously filed as Exhibit (d)(2)(c) to Post-Effective Amendment No. 94 to the Trust’s Registration Statement on Form N-1A on June 20, 2016.*

(iv)	Amendment dated June 30, 2016 – Previously filed as Exhibit (d)(2)(d) to Post-Effective Amendment No. 100 to the Trust’s Registration Statement on Form N-1A on September 12, 2016*

c.	Subadvisory Agreement between New York Life Investment Management LLC and MacKay Shields LLC dated February 26, 2010 – Previously filed as Exhibit (d)(3) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on Form N-1A on February 28, 2011.*

(i)	Amendment dated March 30, 2010 – Previously filed as Exhibit (d)(3)(a) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on Form N-1A on February 28, 2011.*

(ii)	Amendment dated February 28, 2012 – Previously filed as Exhibit (d)(3)(b) to Post-Effective Amendment No. 40 to the Trust’s Registration Statement on Form N-1A on February 28, 2013.*

(iii)	Amendment dated May 14, 2012 – Previously filed as Exhibit (d)(3)(c) to Post-Effective Amendment No. 40 to the Trust’s Registration Statement on Form N-1A on February 28, 2013.*

(iv)	Amendment dated December 17, 2012 – Previously filed as Exhibit (d)(3)(d) to Post-Effective Amendment No. 40 to the Trust’s Registration Statement on Form N-1A on February 28, 2013.*

(v)	Amendment dated May 24, 2013 – Previously filed as Exhibit (d)(3)(e) to Post-Effective Amendment No. 58 to the Trust’s Registration Statement on Form N-1A on October 24, 2013.*

(vi)	Amendment dated June 18, 2015 – Previously filed as Exhibit (d)(3)(h) to Post-Effective Amendment No. 82 to the Trust’s Registration Statement on Form N-1A on June 17, 2015.*

(vii)	Amendment to Subadvisory Agreement dated February 28, 2014 – Previously filed as Exhibit (d)(3)(i) to Post-Effective Amendment No. 85 to the Trust’s Registration Statement on Form N-1A on August 28, 2015.*

(viii)	Amendment to Subadvisory Agreement dated February 27, 2015 – Previously filed as Exhibit (d)(3)(j) to Post-Effective Amendment No. 85 to the Trust’s Registration Statement on Form N-1A on August 28, 2015.*

(ix)	Amendment to Subadvisory Agreement dated June 1, 2015 – Previously filed as Exhibit (d)(3)(k) to Post-Effective Amendment No. 85 to the Trust’s Registration Statement on Form N-1A on August 28, 2015.*

(x)	Amendment dated June 18, 2015 – Previously filed as Exhibit (d)(3)(l) to Post-Effective Amendment No. 94 to the Trust’s Registration Statement on Form N-1A on June 20, 2016.*

(xi)	Amendment dated February 29, 2016 – Previously filed as Exhibit (d)(3)(m) to Post-Effective Amendment No. 94 to the Trust’s Registration Statement on Form N-1A on June 20, 2016.*

d.	Subadvisory Agreement between New York Life Investment Management LLC and Madison Square Investors LLC dated February 26, 2010 – Previously filed as Exhibit (d)(4) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on Form N-1A on February 28, 2011.*

(i)	Amendment dated February 28, 2013 – Previously filed as Exhibit (d)(4)(a) to Post-Effective Amendment No. 57 to the Trust’s Registration Statement on Form N-1A on October 18, 2013.*

(ii)	Amendment dated October 21, 2013 – Previously filed as Exhibit (d)(4)(b) to Post-Effective Amendment No. 57 to the Trust’s Registration Statement on Form N-1A on October 18, 2013.*

(iii)	Amendment dated June 18, 2015 – Previously filed as Exhibit (d)(4)(c) to Post-Effective Amendment No. 82 to the Trust’s Registration Statement on Form N-1A on June 17, 2015.*

(iv)	Interim Subadvisory Agreement between New York Life Investment Management LLC and Cornerstone Capital Management Holdings LLC dated July 29, 2016 – Previously filed as Exhibit (d)(4)(d) to Post-Effective Amendment No. 100 to the Trust’s Registration Statement on Form N-1A on September 12, 2016*

e.	Subadvisory Agreement between New York Life Investment Management LLC and Institutional Capital LLC dated February 26, 2010 – Previously filed as Exhibit (d)(5) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on Form N-1A on February 28, 2011.*

(i)	Amendment dated August 1, 2010 – Previously filed as Exhibit (d)(5)(a) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on Form N-1A on February 28, 2011.*

(ii)	Amendment dated February 28, 2014 – Previously filed as Exhibit (d)(5)(b) to Post-Effective Amendment No. 64 to the Trust’s Registration Statement on Form N-1A on April 7, 2014.*

(7)	Underwriting Contracts

a.	Amended and Restated Distribution Agreement dated August 1, 2014 between the Registrant and NYLIFE Distributors LLC – Previously filed as Exhibit (e)(1) to Post-Effective Amendment No. 73 to the Trust’s Registration Statement on Form N-1A on February 27, 2015.*

b.	Form of Soliciting Dealer Agreement – Previously filed as Exhibit (e)(2) to Post-Effective Amendment No. 89 to the Trust's Registration Statement on Form N-1A on February 26, 2016.*

(8)	Bonus or Profit Sharing Contracts – Inapplicable.

(9)	Custodian Agreements

a.	Amended and Restated Master Custodian Agreement with State Street Bank and Trust Company dated January 1, 2011 – Previously filed as Exhibit (g)(1) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on Form N-1A on February 28, 2011.*

(i)	Amendment dated October 21, 2013 – Previously filed as Exhibit (g)(1)(a) to Post-Effective Amendment No. to the Trust’s Registration Statement on Form N-1A on February 27, 2015.*

(ii)	Amendment to Custodian Agreement dated June 18, 2015 – Previously filed as Exhibit (g)(1)(b) to Post- Effective Amendment No. 85 to the Trust’s Registration Statement on Form N-1A on August 28, 2015.*

(iii)	Amendment dated December 22, 2015 – Previously filed as Exhibit (g)(1)(c) to Post-Effective Amendment No. 89 to the Trust's Registration Statement on February 26, 2016.*

(iv)	Amendment dated February 29, 2016 (Retirement 2060) – Previously filed as Exhibit (g)(1)(d) to Post-Effective Amendment No. 94 to the Trust’s Registration Statement on Form N-1A on June 20, 2016.*

(v)	Amendment dated February 29, 2016 (Appendix) – Previously filed as Exhibit (g)(1)(e) to Post-Effective Amendment No. 94 to the Trust’s Registration Statement on Form N-1A on June 20, 2016.*

(vi)	Amendment dated May 1, 2016 – Previously filed as Exhibit (g)(1)(f) to Post-Effective Amendment No. 94 to the Trust’s Registration Statement on Form N-1A on June 20, 2016.*

(vii)	Amendment dated May 1, 2016 (Appendix) – Previously filed as Exhibit (g)(1)(g) to Post-Effective Amendment No. 94 to the Trust’s Registration Statement on Form N-1A on June 20, 2016.*

(viii)	Amendment dated June 16, 2016 to the Master Custodian Agreement (appendix) - Previously filed as Exhibit (g)(1)(h) to Post-Effective Amendment No. 100 to the Trust’s Registration Statement on Form N-1A on September 12, 2016*

(ix)	Amendment dated June 17, 2016 to the Master Custodian Agreement (appendix) - Previously filed as Exhibit (g)(1)(i) to Post-Effective Amendment No. 100 to the Trust’s Registration Statement on Form N-1A on September 12, 2016*

(x)	Amendment dated June 30, 2016 to the Master Custodian Agreement - Previously filed as Exhibit (g)(1)(j) to Post-Effective Amendment No. 100 to the Trust’s Registration Statement on Form N-1A on September 12, 2016*

b.	Amended and Restated Master Delegation Agreement with State Street Bank and Trust Company dated January 1, 2011 – Previously filed as Exhibit (g)(2) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on Form N-1A on February 28, 2011.*

(i)	Amendment dated October 21, 2013 – Previously filed as Exhibit (g)(2)(a) to Post-Effective Amendment No. to the Trust’s Registration Statement on Form N-1A on February 27, 2015.*

(ii)	Amendment to Delegation Agreement dated June 18, 2015 – Previously filed as Exhibit (g)(2)(b) to Post- Effective Amendment No. 85 to the Trust’s Registration Statement on Form N-1A on August 28, 2015.*

(iii)	Amendment dated February 29, 2016 (Retirement 2060) – Previously filed as Exhibit (g)(2)(c) to Post-Effective Amendment No. 94 to the Trust’s Registration Statement on Form N-1A on June 20, 2016.*

(iv)	Amendment dated February 29, 2016 (Appendix) – Previously filed as Exhibit (g)(2)(d) to Post-Effective Amendment No. 89 to the Trust's Registration Statement on February 26, 2016.*

(v)	Amendment dated May 1, 2016 – Previously filed as Exhibit (g)(2)(e) to Post-Effective Amendment No. 94 to the Trust’s Registration Statement on Form N-1A on June 20, 2016.*

(vi)	Amendment dated May 1, 2016 (Appendix) – Previously filed as Exhibit (g)(2)(f) to Post-Effective Amendment No. 94 to the Trust’s Registration Statement on Form N-1A on June 20, 2016.*

(vii)	Amendment dated June 16, 2016 to the Master Delegation Agreement (appendix) - Previously filed as Exhibit (g)(2)(g) to Post-Effective Amendment No. 100 to the Trust’s Registration Statement on Form N-1A on September 12, 2016*

(viii)	Amendment dated June 17, 2016 to the Master Delegation Agreement (appendix) - Previously filed as Exhibit (g)(2)(h) to Post-Effective Amendment No. 100 to the Trust’s Registration Statement on Form N-1A on September 12, 2016*

(ix)	Amendment dated June 30, 2016 to the Master Delegation Agreement - Previously filed as Exhibit (g)(2)(i) to Post-Effective Amendment No. 100 to the Trust’s Registration Statement on Form N-1A on September 12, 2016*

c.	Form of Custody Agreement with U.S. Bank National Association dated June 16, 2014 – Previously filed as Exhibit (g)(3) to Post-Effective Amendment No. 76 to the Trust; Registration Statement on March 30, 2015*

(i)	Form of Amendment dated July 16, 2014 – Previously filed as Exhibit (g)(3)(a) to Post-Effective Amendment No. 76 to the Trust’s Registration Statement on Form N-1A on March 30, 2015*

(10)	Rule 12b-1 and Rule 18f-3 Plan

a.	Plan of Distribution Pursuant to Rule 12b-1 for Investor Class shares of Registrant – Previously filed as Exhibit (m)(1) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on Form N-1A on February 28, 2011.*

b.	Plan of Distribution Pursuant to Rule 12b-1 for Class A shares of Registrant – Previously filed as Exhibit (m)(2) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on Form N-1A on February 28, 2011.*

c.	Plan of Distribution Pursuant to Rule 12b-1 for Class B shares of Registrant – Previously filed as Exhibit (m)(3) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on Form N-1A on February 28, 2011.*

d.	Plan of Distribution Pursuant to Rule 12b-1 for Class C shares of Registrant – Previously filed as Exhibit (m)(4) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on Form N-1A on February 28, 2011.*

f.	Plan of Distribution Pursuant to Rule 12b-1 for Class R2 shares of Registrant – Previously filed as Exhibit (m)(5) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on Form N-1A on February 28, 2011.*

g.	Plan of Distribution dated February 29, 2016 Pursuant to Rule 12b-1 for Class R3 shares of Registrant – Previously filed as Exhibit (m)(6) to Post-Effective Amendment No. 89 to the Trust's Registration Statement on February 26, 2016.*

h.	Amendments dated February 28, 2013 to the Class A, Class C, and Investor Class 12b-1 Plans – Previously filed as Exhibit (m)(7) to Post-Effective Amendment No. 62 to the Trust’s Registration Statement on Form N-1A on February 27, 2014.*

i.	Amendments dated October 21, 2013 to the Class A, Class C, and Investor Class 12b-1 Plans – Previously filed as Exhibit (m)(8) to Post-Effective Amendment No. 62 to the Trust’s Registration Statement on Form N-1A on February 27, 2014.*

j.	Amendments dated July 11, 2014 to the Class A, Class C, and Investor Class 12b-1 Plans – Previously filed as Exhibit (m)(9) to Post-Effective Amendment No. 68 to the Trust’s Registration Statement on Form N-1A on July 11, 2014.*

k.	Amendment dated February 27, 2015 to the Class B 12b-1 Plan – Previously filed as Exhibit (m)(10) to Post- Effective Amendment No. 73 to the Trust’s Registration Statement on Form N-1A on February 27, 2015.*

l.	Amendment dated February 27, 2015 to the Class C 12b-1 Plan – Previously filed as Exhibit (m)(11) to Post- Effective Amendment No. 76 to the Trust’s Registration Statement on Form N-1A on March 30, 2015.*

m.	Amendment dated August 19, 2015 to the Class A Shares 12b-1 Plan – Previously filed as Exhibit (m)(12) to Post-Effective Amendment No. 85 to the Trust’s Registration Statement on Form N-1A on August 28, 2015.*

n.	Amendment dated August 19, 2015 to the Class B Shares 12b-1 Plan – Previously filed as Exhibit (m)(13) to Post-Effective Amendment No. 85 to the Trust’s Registration Statement on Form N-1A on August 28, 2015.*

o.	Amendment dated August 19, 2015 to the Class C Shares 12b-1 Plan – Previously filed as Exhibit (m)(14) to Post-Effective Amendment No. 85 to the Trust’s Registration Statement on Form N-1A on August 28, 2015.*

p.	Amendment dated August 19, 2015 to the Investor Shares – Previously filed as Exhibit (m)(15) to Post-Effective Amendment No. 85 to the Trust’s Registration Statement on Form N-1A on August 28, 2015.*

q.	Amendment dated August 19, 2015 to the R2 Shares – Previously filed as Exhibit (m)(16) to Post-Effective Amendment No. 85 to the Trust’s Registration Statement on Form N-1A on August 28, 2015.*

r.	Amended Multiple Class Plan Pursuant to Rule 18f-3 dated February 29, 2016 – Previously filed as Exhibit (n)(1) to Post-Effective Amendment No. 89 to the Trust's Registration Statement on Form N-1A on February 26, 2016.*

(11)	Opinion of counsel regarding legality of the securities being registered – Filed herewith.

(12)	Tax Opinions – To be filed by amendment.

(13)	Other Material Contracts

Transfer Agency Agreements

a.	Amended and Restated Transfer Agency and Service Agreement with NYLIM Service Company LLC dated October 1, 2008 – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A on October 30, 2009.*

(i)	Amendment dated November 12, 2009 – Previously filed as Exhibit (h)(1)(a)(i) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on Form N-1A on February 28, 2011.*

(ii)	Amendment dated November 24, 2009 – Previously filed as Exhibit (h)(1)(a)(ii) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on Form N-1A on February 28, 2011.*

(iii)	Amendment dated February 26, 2010 – Previously filed as Exhibit (h)(1)(a)(iii) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on Form N-1A on February 28, 2011.*

(iv)	Amendment dated March 30, 2010 – Previously filed as Exhibit (h)(1)(a)(iv) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on Form N-1A on February 28, 2011.*

(v)	Amendment dated January 1, 2011 – Previously filed as Exhibit (h)(1)(a)(v) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on Form N-1A on February 28, 2011.*

(vi)	Amendment dated January 1, 2012 – Previously filed as Exhibit (h)(1)(a)(v) to Post-Effective Amendment No. 40 to the Trust’s Registration Statement on Form N-1A on February 28, 2013.*

(vii)	Amendment dated January 1, 2013 – Previously filed as Exhibit (h)(1)(a)(vii) to Post-Effective Amendment No. 51 to the Trust’s Registration Statement on Form N-1A on June 17, 2013.*

(viii)	Amendment dated July 11, 2014 – Previously filed as Exhibit (h)(1)(a)(viii) to Post-Effective Amendment No. 73 to the Trust’s Registration Statement on Form N-1A on February 27, 2015.*

(ix)	Amendment dated June 18, 2015 – Previously filed as Exhibit (h)(1)(ix) to Post-Effective Amendment No. 85 to the Trust’s Registration Statement on Form N-1A on August 28, 2015.*

(x)	Amendment dated February 29, 2016 – Previously filed as Exhibit (h)(1)(x) to Post-Effective Amendment No. 94 to the Trust’s Registration Statement on Form N-1A on June 20, 2016.*

(xi)	Amendment dated June 30, 2016 – Previously filed as Exhibit (h)(1)(xi) to Post-Effective Amendment No. 100 to the Trust’s Registration Statement on Form N-1A on September 12, 2016*

b.	MainStay Multi-Strategy Cayman Fund Ltd. Appointment of Agent for Service of Process – Previously filed as Exhibit (h)(2) to Post-Effective Amendment No. 94 to the Trust’s Registration Statement on Form N-1A on June 20, 2016.*

c.	Shareholder Service Plans

(i)	Amended and Restated Shareholder Services Plan for Class R1 Shares dated June 2015 – Previously filed as Exhibit (h)(3)(a) to Post-Effective Amendment No. 89 to the Trust's Registration Statement on Form N-1A on February 26, 2016.*

(ii)	Amended and Restated Shareholder Services Plan for Class R2 Shares dated June 2015 – Previously filed as Exhibit (h)(3)(b) to Post-Effective Amendment No. 89 to the Trust's Registration Statement on Form N-1A on February 26, 2016.*

(iii)	Amended and Restated Shareholder Services Plan for Class R3 Shares dated December 2015 – Previously filed as Exhibit (h)(3)(c) to Post-Effective Amendment No. 89 to the Trust's Registration Statement on Form N-1A on February 26, 2016.*

(iv)	Shareholder Service Plan for Sweep shares – Previously filed as Exhibit (h)(3)(d) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on Form N-1A on February 28, 2011.*

d.	Indemnification Agreement – Previously filed as Exhibit (h)(4) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on Form N-1A on February 28, 2011.*

e.	Expense Limitation Agreements and Fee Waivers

(i)	Notice of Fee Waiver dated February 29, 2016 – Previously filed as Exhibit (h)(5)(a) to Post-Effective Amendment No. 89 to the Trust's Registration Statement on Form N-1A on February 26, 2016.*

(ii)	Amended and Restated Expense Limitation Agreement dated June 30, 2016 – Previously filed as Exhibit (h)(5)(b) to Post-Effective Amendment No. 100 to the Trust’s Registration Statement on Form N-1A on September 12, 2016*

(iii)	Notice of Voluntary Expense Limitation dated February 29, 2016 – Previously filed as Exhibit (h)(5)(c) to Post-Effective Amendment No. 89 to the Trust's Registration Statement on Form N-1A on February 26, 2016.*

(14)	Other Opinions

Consent of Independent Registered Public Accounting Firm to MainStay Funds Trust, KPMG LLP – Filed herewith.

(15)	Omitted Financial Statements

(16)	Powers of Attorney – Previously filed as Exhibit 16 to Form N-14 on January 10, 2017*

(17)	Additional Exhibits – Inapplicable.

* Incorporated by reference.

ITEM 17.         UNDERTAKINGS.

(1)         The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)         The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)         The undersigned registrant agrees to file in a Post-Effective Amendment to this Registration Statement a final tax opinion within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Jersey City and the State of New Jersey on the 15th day of February, 2017.

MAINSTAY FUNDS TRUST

/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on February 15, 2017.

SIGNATURE	TITLE

/s/ Stephen P. Fisher	President and Principal Executive Officer
Stephen P. Fisher

/s/ Susan B. Kerley*	Chairman of the Board and Trustee
Susan B. Kerley

/s/ David H. Chow*	Trustee
David H. Chow

/s/ Yie-Hsin Hung*	Trustee
Yie-Hsin Hung

/s/ Alan R. Latshaw*	Trustee
Alan R. Latshaw

/s/ Peter Meenan*	Trustee
Peter Meenan

/s/ Richard H. Nolan, Jr.*	Trustee
Richard H. Nolan, Jr.

/s/ Jacques P. Perold*	Trustee
Jacques P. Perold

/s/ Richard S. Trutanic*	Trustee
Richard S. Trutanic

/s/ Jack R. Benintende*	Treasurer and Principal Financial and Accounting Officer
Jack R. Benintende

By: /s/ J. Kevin Gao	Secretary
J. Kevin Gao
As Attorney-in-Fact*

*  Pursuant to Powers of Attorney previously filed.

EXHIBIT LIST

EXHIBIT

11	Opinion of counsel regarding legality of the securities being registered

14	Consent of Independent Registered Public Accounting Firm